                                          Free Writing Prospectus
                                          Filed Pursuant to Rule 433
                                          Registration Statement No.: 333-126661

FEBRUARY 17, 2006                                              JPMCC 2006-CIBC14

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                      STRUCTURAL AND COLLATERAL INFORMATION

--------------------------------------------------------------------------------

                              --------------------

                                 $2,471,499,000
                                  (Approximate)

             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2006-CIBC14

                              --------------------

                            JPMORGAN CHASE BANK, N.A.
                                    CIBC INC.
                              Mortgage Loan Sellers

JPMORGAN                                                      CIBC WORLD MARKETS

DEUTSCHE BANK SECURITIES                                                  NOMURA

This material is for your information, and none of J.P. Morgan Securities Inc.,
CIBC World Markets Corp., Deutsche Bank Securities Inc. and Nomura Securities
International, Inc. (collectively, the "Underwriters") are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-126661) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor or any Underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 866-400-7834 or by emailing Avinash Bappanad at
bappanad_avinash@jpmorgan.com.

The offered certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of offered certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles"
generated by us, will not create binding contractual obligations for you or us.
As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any underwriter will have any obligation to you to deliver any portion of the offered certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain offered certificates described in this free writing prospectus. This free writing prospectus is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this free writing prospectus may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this free writing prospectus. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this free writing prospectus. The information contained herein is supplemented and qualified by information contained in the free writing prospectus (the
"Preliminary Free Writing Prospectus") dated February 17, 2006.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE
ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE UNDERWRITERS ARE NOT
ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

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                                    KEY FEATURES
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CO-LEAD MANAGERS:            J.P. Morgan Securities Inc. (Sole Bookrunner)
                             CIBC World Markets Corp.
CO-MANAGERS:                 Deutsche Bank Securities Inc.
                             Nomura Securities International, Inc.
MORTGAGE LOAN SELLERS:       JPMorgan Chase Bank, N.A. 63.9%
                             CIBC Inc. 36.1%
MASTER SERVICER:             GMAC Commercial Mortgage Corporation
SPECIAL SERVICER:            Midland Loan Services, Inc.
TRUSTEE:                     LaSalle Bank National Association
RATING AGENCIES:             Moody's Investors Service, Inc.
                             Standard & Poor's
PRICING DATE:                On or about March 3, 2006
CLOSING DATE:                On or about March 16, 2006
CUT-OFF DATE:                With respect to each mortgage loan, the related due date of such mortgage loan is March 2006 or, with respect to those mortgage loans that were originated in
                             February 2006 and have their first due date in April 2006, March 1, 2006.
DISTRIBUTION DATE:           12th of each month, or if the 12th day is not a business day, on the next succeeding business day, beginning in April 2006
PAYMENT DELAY:               11 days
TAX STATUS:                  REMIC and with respect to the Class A-3FL certificates, a grantor trust in respect of its beneficial interest in the swap contract.
ERISA CONSIDERATION:         It is expected that the Offered Certificates will be ERISA eligible
OPTIONAL TERMINATION:        1.0% (Clean-up Call)
MINIMUM DENOMINATIONS:       $10,000 for each Class of Certificates other than the Class X-1 and Class X-2 certificates and, with respect to Class X-1 and Class X-2 certificates, $1,000,000
SETTLEMENT TERMS:            DTC, Euroclear and Clearstream Banking

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                                            COLLATERAL CHARACTERISTICS
-------------------------------------------------------------------------------------------------------------------

COLLATERAL CHARACTERISTICS                                      MORTGAGE LOANS      LOAN GROUP 1      LOAN GROUP 2
--------------------------                                      --------------      ------------      ------------

INITIAL POOL BALANCE (IPB):                                     $2,787,533,553     $2,357,228,072     $ 430,305,481
NUMBER OF MORTGAGE LOANS:                                                  207                155                52
NUMBER OF MORTGAGED PROPERTIES:                                            278                215                63
AVERAGE CUT-OFF DATE BALANCE PER MORTGAGE LOAN:                    $13,466,346        $15,207,923        $8,275,105
AVERAGE CUT-OFF DATE BALANCE PER PROPERTY:                         $10,027,099        $10,963,851        $6,830,246
WEIGHTED AVERAGE (WA) CURRENT MORTGAGE RATE:                         5.555458%          5.554188%         5.562413%
WEIGHTED AVERAGE UNDERWRITTEN (UW) DSCR:                                 1.54x              1.59x             1.28x
WEIGHTED AVERAGE CUT-OFF DATE LOAN-TO-VALUE (LTV):                       68.0%              66.5%             76.4%
WEIGHTED AVERAGE MATURITY DATE LTV(1):                                   61.6%              60.5%             67.9%
WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS):               112 months         112 months        113 months
WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM (MONTHS)(2):            351 months         349 months        357 months
WEIGHTED AVERAGE SEASONING (MONTHS):                                  2 months           2 months          2 months
10 LARGEST MORTGAGE LOANS AS % OF IPB:                                   42.2%              50.0%             42.2%
% OF MORTGAGE LOANS WITH ADDITIONAL DEBT:                                22.9%              23.9%             17.2%
% OF MORTGAGE PROPERTIES WITH SINGLE TENANTS:                            15.1%              17.8%              0.0%

-----------------
(1)   Excludes the fully amortizing mortgage loans.

(2)   Excludes mortgage loans that are interest only for the entire term.

                                     2 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

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                        APPROXIMATE SECURITIES STRUCTURE
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PUBLICLY OFFERED CLASSES

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         EXPECTED RATINGS      APPROXIMATE FACE        CREDIT SUPPORT       EXPECTED WEIGHTED    EXPECTED PAYMENT
CLASS     (MOODY'S/S&P)           AMOUNT(1)          (% OF BALANCE)(2)     AVG. LIFE (YEARS)(3)     WINDOW(3)
-----------------------------------------------------------------------------------------------------------------

A-1           Aaa/AAA           $   62,872,000            30.000%                  2.46            4/06 -- 7/10
A-2           Aaa/AAA           $  141,255,000            30.000%                  4.48            8/10 -- 3/11
A-3B          Aaa/AAA           $  118,990,000            30.000%                  7.69            3/13 -- 3/14
A-4           Aaa/AAA           $  977,473,000            30.000%                  9.73            5/15 -- 1/16
A-SB          Aaa/AAA           $  120,378,000            30.000%                  6.91            7/10 -- 5/15
A-1A          Aaa/AAA           $  430,305,000            30.000%                  8.82            4/06 -- 1/16
A-M           Aaa/AAA           $  278,753,000            20.000%                  9.82            1/16 -- 1/16
A-J           Aaa/AAA           $  212,550,000            12.375%                  9.82            1/16 -- 1/16
B              Aa2/AA           $   62,719,000            10.125%                  9.90            1/16 -- 2/16
C             Aa3/AA-           $   24,391,000             9.250%                  9.91            2/16 -- 2/16
D               A2/A            $   41,813,000             7.750%                  9.91            2/16 -- 2/16
X-2           Aaa/AAA           $2,728,526,000               N/A                   N/A                 N/A
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PRIVATELY OFFERED CLASSES

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         EXPECTED RATINGS       APPROXIMATE FACE       CREDIT SUPPORT       EXPECTED WEIGHTED    EXPECTED PAYMENT
CLASS     (MOODY'S/S&P)            AMOUNT(1)         (% OF BALANCE)(2)     AVG. LIFE (YEARS)(3)     WINDOW(3)
-----------------------------------------------------------------------------------------------------------------

A-3FL        Aaa/AAA            $  100,000,000            30.000%                  N/A                  N/A
X-1          Aaa/AAA            $2,787,533,552              N/A                    N/A                  N/A
E             A3/A-             $   27,876,000            6.750%                   N/A                  N/A
F           Baa1/BBB+           $   34,844,000            5.500%                   N/A                  N/A
G            Baa2/BBB           $   27,875,000            4.500%                   N/A                  N/A
H           Baa3/BBB-           $   41,813,000            3.000%                   N/A                  N/A
J            Ba1/BB+            $   10,453,000            2.625%                   N/A                  N/A
K             Ba2/BB            $   13,938,000            2.125%                   N/A                  N/A
L            Ba3/BB-            $   10,453,000            1.750%                   N/A                  N/A
M             B1/B+             $    3,485,000            1.625%                   N/A                  N/A
N              B2/B             $    6,968,000            1.375%                   N/A                  N/A
P             B3/B-             $    6,969,000            1.125%                   N/A                  N/A
NR            NR/NR             $   31,360,552              N/A                    N/A                  N/A
-----------------------------------------------------------------------------------------------------------------

(1)   Approximate, subject to a permitted variance of plus or minus 10%.

(2)   The credit support percentages set forth for Class A-1, Class A-2, Class
      A-3FL, Class A-3B, Class A-4, Class A-SB and Class A-1A certificates are represented in the aggregate.

(3)   The weighted average life and period during which distributions of principal would be received with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity
      Considerations-Weighted Average Life" in the free writing prospectus, and the assumptions that (a) there are no prepayments or losses on the mortgage loans and (b) each mortgage loan pays off on its scheduled maturity date.

                                     3 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

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                               STRUCTURAL OVERVIEW
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o     Interest payments will be made concurrently to the Class A-1, A-2, A-3FL
      (and the fixed interest payment on the Class A-3FL Regular Interest will be converted under a swap contract to a floating interest payment to the
      Class A-3FL Certificates as described in the free writing prospectus),
      A-3B, A-4, A-SB, A-1A, X-1 and X-2 Certificates and then, after payment of the principal distribution amount to such Classes (other than the Class
      X-1 and X-2 Certificates), interest will be paid to the Class A-M
      Certificates and then, after payment of the principal distribution amount to such Class, to the Class A-J Certificates and then, after payment of the principal distribution amount to such Class, interest will be paid sequentially to the Class B, C, D, E, F, G, H, J, K, L, M, N, P and NR
      Certificates.

o     The pass-through rates on the Class A-3B, A-4, A-SB, A-1A, A-M, A-J, B, C,
      D, E, F, G, H, J, K, L, M, N, P and NR Certificates and the Class A-3FL
      Regular Interest will equal one of (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified fixed pass-through rate and the rate described in clause (ii)
      above and (iv) the rate described in clause (ii) above less a specified percentage. In the aggregate, the Class X-1 and Class X-2 Certificates will receive the net interest on the mortgage loans in excess of the interest paid on the other Certificates.

o     The pass-through rate on the Class A-3FL Certificates will be based on
      LIBOR plus a specified percentage, provided, that interest payments made under the swap contract are subject to reduction. The initial LIBOR rate will be determined 2 LIBOR business days prior to the Closing Date and subsequent LIBOR rates will be determined 2 LIBOR business days before the start of the Class A-3FL accrual period. Under certain circumstances described in the free writing prospectus, the pass-through rate for the
      Class A-3FL Certificates may convert to a fixed rate, subject to a cap at the weighted average of the net mortgage rates. There may be special requirements under ERISA for purchasing the Class A-3FL Certificates.

o     All Classes, except for the Class A-3FL Certificates, will accrue interest on a 30/360 basis. The Class A-3FL Certificates will accrue interest on an actual/360 basis; provided that if the pass-through rate for the Class
      A-3FL Certificates converts to a fixed rate (subject to a cap at the weighted average of the net mortgage rates), interest will accrue on a
      30/360 basis.

o     Generally, the Class A-1, A-2, A-3FL, A-3B, A-4 and A-SB Certificates and
      the Class A-3FL Regular Interest will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in
      Loan Group 1 until the certificate balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group 2 until the certificate balances of the Class A-4 and Class A-SB Certificates have been reduced to zero.
      However, on any distribution date on which the certificate balances of the
      Class A-M Certificates through Class NR Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the mortgage loans will be distributed (without regard to loan group) to the
      Class A-1, A-2, A-3B, A-4, A-SB and A-1A Certificates and the Class A-3FL
      Regular Interest on a pro rata basis. Principal will generally be distributed on each Distribution Date to the Class of Certificates outstanding with the earliest alphabetical and numerical class designation until its certificate balance is reduced to zero (except in two cases: (i)
      the Class A-SB Certificates are entitled to certain priority with respect to being paid down to their planned principal balance as described in the free writing prospectus and (ii) with respect to the Class A-3FL and Class
      A-3B Certificates, (a) prior to December 2011, unless the Class A-3B
      Certificates have been reduced to zero, principal will be distributed to the Class A-3B Certificates from Loan Group 1 (and Loan Group 2 after the
      Class A-1A Certificates have been reduced to zero) and (b) On and after
      December 2011, principal will be distributed first to the Class A-3FL
      Certificates until reduced to zero and then to the Class A-3B Certificates from Loan Group 1 (and Loan Group 2 after the Class A-1A Certificates have been retired). The Class X-1 and Class X-2 Certificates do not have a certificate balance and therefore are not entitled to any principal distributions.

o     Losses will be borne by the Classes (other than the Class A-3FL Class X-1 and X-2 Certificates) in reverse sequential order, from the Class NR
      Certificates up to the Class A-M, and then pro rata to the Class A-1,
      Class A-2, Class A-3B, Class A-4, Class A-SB and Class A-1A Certificates
      and the Class A-3FL regular interest (without regard to the Class A-SB planned principal balance).

                                     4 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                               STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

o     Yield Maintenance Charges calculated by reference to a U.S. Treasury rate, to the extent received, will be allocated first to the offered certificates (other than the Class A-3FL Certificates and the Class X-2
      Certificates) and the A-3FL Regular Interest and the Class A-1A, E, F, G
      and H Certificates in the following manner: the holders of each class of offered certificates (other than the Class A-3FL Certificates and the
      Class X-2 Certificates) and the A-3FL Regular Interest and the Class A-1A,
      E, F, G and H Certificates will receive, (with respect to the related loan group, if applicable in the case of the Class A-1A, A-1, A-2, A-3B, A-4 and A-SB Certificates and the Class A-3FL Regular Interest) on each
      Distribution Date an amount of Yield Maintenance Charges determined in accordance with the formula specified below (with any remaining amount payable to the Class X-1 Certificates). Any Yield Maintenance Charges
      payable to the A-3FL Regular Interest will be paid to the Swap
      Counterparty.

  YM     Group Principal Paid to Class     (Pass-Through Rate on Class -- Discount Rate)
       x -----------------------------  x  ---------------------------------------------
Charge    Group Total Principal Paid         (Mortgage Rate on Loan -- Discount Rate)

o     Any prepayment penalties based on a percentage of the amount being prepaid will be distributed to the Class X-1 certificates.

o     The transaction will provide for a collateral value adjustment feature (an appraisal reduction amount calculation) for problem or delinquent mortgage loans. Under certain circumstances, the special servicer will be required to obtain a new appraisal and to the extent any such appraisal results in a downward adjustment of the collateral value, the interest portion of any
      P&I Advance will be reduced in proportion to such adjustment.

                                     5 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

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                 COLLATERAL CHARACTERISTICS - ALL MORTGAGE LOANS
--------------------------------------------------------------------------------

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                                CUT-OFF DATE PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------
                                     NUMBER OF                          % OF       WA     WA UW
RANGE OF PRINCIPAL BALANCES            LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

$870,000 - $2,999,999                    23            $52,848,903        1.9%    68.3%   1.45x
$3,000,000 - $3,999,999                  26             91,082,481        3.3     73.0%   1.36x
$4,000,000 - $4,999,999                  18             79,151,413        2.8     70.9%   1.33x
$5,000,000 - $6,999,999                  35            204,274,505        7.3     74.5%   1.32x
$7,000,000 - $9,999,999                  30            251,578,411        9.0     71.8%   1.35x
$10,000,000 - $14,999,999                27            333,388,723       12.0     73.2%   1.36x
$15,000,000 - $24,999,999                36            668,110,702       24.0     71.2%   1.40x
$25,000,000 - $49,999,999                 6            195,626,619        7.0     72.8%   1.41x
$50,000,000 - $149,999,999                4            404,471,798       14.5     62.7%   1.86x
$150,000,000 - $290,000,000               2            507,000,000       18.2     57.0%   1.91x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 207         $2,787,533,553      100.0%    68.0%   1.54x
-----------------------------------------------------------------------------------------------
AVERAGE BALANCE PER LOAN:           $13,466,346
AVERAGE BALANCE PER PROPERTY:       $10,027,099
-----------------------------------------------------------------------------------------------

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                               RANGE OF MORTGAGE INTEREST RATES
-----------------------------------------------------------------------------------------------
                                     NUMBER OF                          % OF       WA     WA UW
RANGE OF MORTGAGE INTEREST RATES       LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

4.9900% - 5.4999%                        60         $1,091,941,898       39.2%    62.4%   1.72x
5.5000% - 5.9999%                       137          1,593,558,838       57.2     71.6%   1.43x
6.0000% - 6.2300%                        10            102,032,817        3.7     72.6%   1.30x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 207         $2,787,533,553      100.0%    68.0%   1.54x
-----------------------------------------------------------------------------------------------
WA INTEREST RATE:                     5.5555%
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                             ORIGINAL TERM TO MATURITY IN MONTHS
-----------------------------------------------------------------------------------------------
RANGE OF ORIGINAL TERMS TO           NUMBER OF                          % OF       WA     WA UW
MATURITY                               LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

60                                        7           $182,076,845        6.5%    70.1%   1.95x
61 - 84                                   9            142,367,866        5.1     65.3%   1.61x
85 - 120                                183          2,390,315,841       85.8     67.9%   1.51x
121 - 180                                 6             48,583,688        1.7     73.0%   1.37x
181 - 240                                 2             24,189,313        0.9     74.7%   1.23x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 207         $2,787,533,553      100.0%    68.0%   1.54x
-----------------------------------------------------------------------------------------------
WA ORIGINAL LOAN TERM:                  115
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                  GEOGRAPHIC DISTRIBUTION(1)
-----------------------------------------------------------------------------------------------
                                     NUMBER OF                          % OF       WA     WA UW
GEOGRAPHIC LOCATION                  PROPERTIES    PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

TEXAS                                    22           $556,624,409       20.0%    59.5%   1.73x
NORTH CAROLINA                           29            279,933,471       10.0     71.5%   1.66x
NEW YORK                                 25            181,734,808        6.5     67.4%   1.39x
ILLINOIS                                 20            171,306,869        6.1     67.5%   2.03x
CALIFORNIA                               18            165,058,512        5.9     68.3%   1.28x
   NORTHERN CALIFORNIA                    6             69,833,604        2.5     67.3%   1.31x
   SOUTHERN CALIFORNIA                   12             95,224,908        3.4     69.1%   1.27x
OTHER                                   164          1,432,875,483       51.4     70.8%   1.43x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 278         $2,787,533,553      100.0%    68.0%   1.54x
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                     UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
-----------------------------------------------------------------------------------------------
                                     NUMBER OF                          % OF       WA     WA UW
RANGE OF UW DSCRS                      LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

1.06X - 1.19X                             8            $34,419,313        1.2%    79.5%   1.12x
1.20X - 1.29X                           100          1,079,517,830       38.7     75.0%   1.23x
1.30X - 1.39X                            33            247,915,993        8.9     75.8%   1.35x
1.40X - 1.49X                            27            240,537,954        8.6     70.8%   1.44x
1.50X - 1.69X                            15            195,454,181        7.0     68.5%   1.58x
1.70X - 1.79X                            13            409,062,851       14.7     65.1%   1.78x
1.80X - 2.86X                            11            580,625,431       20.8     51.8%   2.09x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 207         $2,787,533,553      100.0%    68.0%   1.54x
-----------------------------------------------------------------------------------------------
WA UW DSCR:                            1.54X
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                          REMAINING TERMS TO MATURITY DATE IN MONTHS
-----------------------------------------------------------------------------------------------
RANGE OF REMAINING TERMS TO          NUMBER OF                          % OF       WA     WA UW
MATURITY                               LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

53 - 60                                   7           $182,076,845        6.5%    70.1%   1.95x
61 - 84                                   9            142,367,866        5.1     65.3%   1.61x
85 - 120                                184          2,407,975,562       86.4     68.0%   1.51x
121 - 180                                 5             30,923,968        1.1     69.4%   1.31x
181 - 236                                 2             24,189,313        0.9     74.7%   1.23x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 207         $2,787,533,553      100.0%    68.0%   1.54x
-----------------------------------------------------------------------------------------------
WA REMAINING TERM:                      112
-----------------------------------------------------------------------------------------------

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                                        PROPERTY TYPE DISTRIBUTION(1)
------------------------------------------------------------------------------------------------------------
                                                  NUMBER OF        PRINCIPAL       % OF       WA       WA UW
PROPERTY TYPE            SUB PROPERTY TYPE        PROPERTIES        BALANCE        IPB       LTV       DSCR
------------------------------------------------------------------------------------------------------------

RETAIL                   Anchored                     53          $438,021,249     15.7%    75.0%      1.26x
                         Regional Mall                 1           290,000,000     10.4     47.5%      2.00x
                         Unanchored                   18           117,540,321      4.2     71.3%      1.30x
                         Shadow Anchored               6            28,352,930      1.0     69.0%      1.45x
                         -----------------------------------------------------------------------------------
                           SUBTOTAL:                  78          $873,914,500     31.4%    65.2%      1.52x
------------------------------------------------------------------------------------------------------------
OFFICE                   Suburban                     49          $539,464,329     19.4%    70.1%      1.54x
                         CBD                          11           275,426,975      9.9     61.8%      1.71x
                         -----------------------------------------------------------------------------------
                           SUBTOTAL:                  60          $814,891,304     29.2%    67.3%      1.60x
------------------------------------------------------------------------------------------------------------
MULTIFAMILY              Garden                       50          $377,402,230     13.5%    75.0%      1.33x
                         Mid/High Rise                11            33,075,931      1.2     72.8%      1.40x
                         -----------------------------------------------------------------------------------
                           SUBTOTAL:                  61          $410,478,161     14.7%    74.9%      1.34x
------------------------------------------------------------------------------------------------------------
INDUSTRIAL               Warehouse/Distribution       25          $225,543,960      8.1%    67.4%      1.83x
                         Flex                         19           162,822,318      5.8     66.7%      1.65x
                         -----------------------------------------------------------------------------------
                           SUBTOTAL:                  44          $388,366,278     13.9%    67.1%      1.75x
------------------------------------------------------------------------------------------------------------
HOTEL                    Full Service                  6           $95,949,514      3.4%    67.5%      1.59x
                         Limited Service               2            12,010,480      0.4     69.3%      1.69x
                         -----------------------------------------------------------------------------------
                           SUBTOTAL:                   8          $107,959,994      3.9%    67.7%      1.60x
------------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING                                  10           $82,803,928      3.0%    75.8%      1.24x
------------------------------------------------------------------------------------------------------------
SENIOR HOUSING                                         3           $72,021,798      2.6%    68.9%      1.54x
------------------------------------------------------------------------------------------------------------
SELF-STORAGE                                          14           $37,097,591      1.3%    67.6%      1.46x
------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                              278        $2,787,533,553    100.0%    68.0%      1.54x
------------------------------------------------------------------------------------------------------------

(1)   Because this table is presented at the Mortgaged Property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one Mortgaged Property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this Term Sheet

                                     6 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                 COLLATERAL CHARACTERISITCS - ALL MORTGAGE LOANS
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                           ORIGINAL AMORTIZATION TERM IN MONTHS(1)
-----------------------------------------------------------------------------------------------
RANGE OF ORIGINAL AMORTIZATION       NUMBER OF                          % OF       WA     WA UW
TERMS                                  LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

144 - 240                                 6            $44,965,617        2.4%    68.8%   1.24x
241 - 300                                26            178,668,251        9.7     70.0%   1.40x
301 - 360                               154          1,614,183,685       87.8     73.8%   1.32x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 186         $1,837,817,553      100.0%    73.3%   1.32x
-----------------------------------------------------------------------------------------------
WA ORIGINAL AMORT TERM:                 351
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                              LTV RATIOS AS OF THE CUT-OFF DATE
-----------------------------------------------------------------------------------------------
                                     NUMBER OF                          % OF       WA     WA UW
RANGE OF CUT-OFF LTVS                  LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

31.2% - 50.0%                             9           $444,475,867       15.9%    47.1%   2.03x
50.1% - 60.0%                            18            229,349,360        8.2     59.0%   1.76x
60.1% - 70.0%                            42            755,062,042       27.1     67.8%   1.67x
70.1% - 75.0%                            41            484,832,435       17.4     72.9%   1.28x
75.1% - 80.0%                            94            865,163,849       31.0     78.5%   1.27x
80.1% - 82.6%                             3              8,650,000        0.3     82.2%   1.11x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 207         $2,787,533,553      100.0%    68.0%   1.54x
-----------------------------------------------------------------------------------------------
WA CUT-OFF DATE LTV RATIO:             68.0%
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                      AMORTIZATION TYPES
-----------------------------------------------------------------------------------------------
                                     NUMBER OF                          % OF       WA     WA UW
AMORTIZED TYPES                        LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

BALLOON LOANS
  Interest-Only                          21           $949,716,000       34.1%    57.7%   1.96x
  Partial Interest-Only                  76            929,487,750       33.3     75.0%   1.27x
  Balloon(2)                            107            874,009,690       31.4     71.8%   1.38x
-----------------------------------------------------------------------------------------------
SUBTOTAL                                204         $2,753,213,440       98.8%    68.0%   1.55x
-----------------------------------------------------------------------------------------------
FULLY AMORTIZING LOANS
  Partial Interest-Only                   1            $20,000,000        0.7%    74.1%   1.27x
  Fully Amortizing Loans                  2             14,320,113        0.5     63.0%   1.22x
-----------------------------------------------------------------------------------------------
SUBTOTAL                                  3            $34,320,113        1.2%    69.5%   1.25x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 207         $2,787,533,553      100.0%    68.0%   1.54x
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                 PARTIAL INTEREST-ONLY PERIODS
-----------------------------------------------------------------------------------------------
                                     NUMBER OF                          % OF       WA     WA UW
PARTIAL INTEREST-ONLY PERIODS          LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

3 - 12                                   8             $85,821,313        9.0%    76.3%   1.32x
13 - 24                                 23             200,242,297       21.1     74.2%   1.28x
25 - 36                                 26             307,800,140       32.4     74.7%   1.29x
37 - 48                                  1              12,000,000        1.3     78.9%   1.23x
49 - 60                                 19             343,624,000       36.2     75.1%   1.24x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 77            $949,487,750      100.0%    75.0%   1.27x
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                           REMAINING AMORTIZATION TERM IN MONTHS(1)
-----------------------------------------------------------------------------------------------
RANGE OF REMAINING AMORTIZATION      NUMBER OF                          % OF       WA     WA UW
TERMS                                  LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

142 - 240                                 6            $44,965,617        2.4%    68.8%   1.24x
241 - 300                                26            178,668,251        9.7     70.0%   1.40x
301 - 360                               154          1,614,183,685       87.8     73.8%   1.32x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 186         $1,837,817,553      100.0%    73.3%   1.32x
-----------------------------------------------------------------------------------------------
WA REMAINING AMORT TERM:                349
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                            LTV RATIOS AS OF THE MATURITY DATE(3)
-----------------------------------------------------------------------------------------------
                                     NUMBER OF                          % OF       WA     WA UW
RANGE OF MATURITY LTVS                 LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

3.2% - 30.0%                              1             $4,189,313        0.2%    77.6%   1.06x
30.1% - 50.0%                            18            480,445,360       17.5     47.8%   1.99x
50.1% - 60.0%                            50            600,066,281       21.8     65.0%   1.55x
60.1% - 70.0%                           102          1,317,361,163       47.8     73.8%   1.45x
70.1% - 79.8%                            33            351,151,323       12.8     79.0%   1.28x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 204         $2,753,213,440      100.0%    68.0%   1.55x
-----------------------------------------------------------------------------------------------
WA LTV RATIO AT MATURITY DATE:         61.6%
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                   YEAR BUILT/RENOVATED(4),(5)
-----------------------------------------------------------------------------------------------
                                     NUMBER OF                          % OF       WA     WA UW
YEAR BUILT/RENOVATED                PROPERTIES     PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

1926 - 1959                               3            $17,480,000        0.6%    58.7%   1.88x
1960 - 1969                               2              6,939,000        0.2     66.8%   2.32x
1970 - 1979                              18            143,746,298        5.2     74.5%   1.43x
1980 - 1989                              33            307,233,357       11.0     72.8%   1.45x
1990 - 1999                              93            782,213,742       28.1     66.6%   1.60x
2000 - 2006                             129          1,529,921,157       54.9     67.3%   1.53x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 278         $2,787,533,553      100.0%    68.0%   1.54x
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                    PREPAYMENT PROTECTION
-----------------------------------------------------------------------------------------------
                                     NUMBER OF                          % OF       WA     WA UW
PREPAYMENT PROTECTION                  LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

DEFEASANCE                              195         $2,470,949,830       88.6%    67.7%   1.53x
YIELD MAINTENANCE                         9             65,711,220        2.4     72.2%   1.43x
DEFEASANCE/YIELD MAINTENANCE              3            250,872,503        9.0     70.2%   1.70x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 207         $2,787,533,553      100.0%    68.0%   1.54x
-----------------------------------------------------------------------------------------------

(1)   Excludes loans that are interest-only for the entire term.

(2)   Excludes the mortgage loans that pay interest-only for a portion of their term.

(3)   Excludes the fully amortizing mortgage loans.

(4)   Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each Mortgaged Property.

(5)   Because this table is presented at the Mortgaged Property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one Mortgaged Property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this Term Sheet

                                     7 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                    COLLATERAL CHARACTERISTICS - LOAN GROUP 1
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                CUT-OFF DATE PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------
                                     NUMBER OF                          % OF       WA     WA UW
RANGE OF PRINCIPAL BALANCES            LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

$1,244,499 - $2,999,999                  16            $38,626,640        1.6%    65.7%   1.47x
$3,000,000 - $3,999,999                  20             69,552,901        3.0     72.7%   1.34x
$4,000,000 - $4,999,999                  10             43,767,273        1.9     69.2%   1.33x
$5,000,000 - $6,999,999                  26            152,013,354        6.4     74.2%   1.33x
$7,000,000 - $9,999,999                  26            220,287,499        9.3     70.8%   1.37x
$10,000,000 - $14,999,999                18            224,574,999        9.5     70.6%   1.40x
$15,000,000 - $24,999,999                27            501,306,990       21.3     69.6%   1.45x
$25,000,000 - $49,999,999                 6            195,626,619        8.3     72.8%   1.41x
$50,000,000 - $149,999,999                4            404,471,798       17.2     62.7%   1.86x
$150,000,000 - $290,000,000               2            507,000,000       21.5     57.0%   1.91x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 155         $2,357,228,072      100.0%    66.5%   1.59x
-----------------------------------------------------------------------------------------------
AVERAGE BALANCE PER LOAN:           $15,207,923
AVERAGE BALANCE PER PROPERTY:       $10,963,851
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                               RANGE OF MORTGAGE INTEREST RATES
-----------------------------------------------------------------------------------------------
                                     NUMBER OF                          % OF       WA     WA UW
RANGE OF MORTGAGE INTEREST RATES       LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

5.1200% - 5.4999%                        37           $907,371,897       38.5%    59.7%   1.81x
5.5000% - 5.9999%                       112          1,374,052,097       58.3     70.8%   1.46x
6.0000% - 6.2300%                         6             75,804,078        3.2     70.1%   1.32x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 155         $2,357,228,072      100.0%    66.5%   1.59x
-----------------------------------------------------------------------------------------------
WA INTEREST RATE:                     5.5542%
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                              ORIGINAL TERM TO MATURITY IN MONTHS
-----------------------------------------------------------------------------------------------
RANGE OF ORIGINAL TERMS TO           NUMBER OF                          % OF       WA     WA UW
MATURITY                               LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

60                                        3           $142,130,000        6.0%    67.5%   2.13x
61 - 84                                   8            138,027,938        5.9     65.1%   1.62x
85 - 120                                138          2,014,833,156       85.5     66.3%   1.56x
121 - 180                                 4             38,047,665        1.6     74.0%   1.41x
181 - 240                                 2             24,189,313        1.0     74.7%   1.23x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 155         $2,357,228,072      100.0%    66.5%   1.59x
-----------------------------------------------------------------------------------------------
WA ORIGINAL LOAN TERM:                  115
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                  GEOGRAPHIC DISTRIBUTION(1)
-----------------------------------------------------------------------------------------------
                                     NUMBER OF                          % OF       WA     WA UW
GEOGRAPHIC LOCATION                 PROPERTIES     PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

TEXAS                                    17           $517,710,185       22.0%    58.1%   1.77x
NORTH CAROLINA                           24            271,588,471       11.5     71.4%   1.67x
ILLINOIS                                 20            171,306,869        7.3     67.5%   2.03x
CALIFORNIA                               18            165,058,512        7.0     68.3%   1.28x
  NORTHERN CALIFORNIA                     6             69,833,604        3.0     67.3%   1.31x
  SOUTHERN CALIFORNIA                    12             95,224,908        4.0     69.1%   1.27x
NEW YORK                                 15            153,148,610        6.5     65.5%   1.40x
VIRGINIA                                  9            125,753,845        5.3     70.1%   1.32x
DISTRICT OF COLUMBIA                      1            120,000,000        5.1     47.2%   2.12x
OTHER                                   111            832,661,578       35.3     71.9%   1.42x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 215         $2,357,228,072      100.0%    66.5%   1.59x
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                     UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
-----------------------------------------------------------------------------------------------
                                     NUMBER OF                          % OF       WA     WA UW
RANGE OF UW DSCRS                      LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

1.06X - 1.19X                             8            $34,419,313        1.5%    79.5%   1.12x
1.20X - 1.29X                            68            778,011,769       33.0     74.3%   1.23x
1.30X - 1.39X                            26            179,594,511        7.6     74.8%   1.35x
1.40X - 1.69X                            31            385,989,946       16.4     68.9%   1.50x
1.70X - 1.99X                            14            425,126,252       18.0     65.0%   1.79x
2.00X - 2.86X                             8            554,086,280       23.5     51.5%   2.10x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 155         $2,357,228,072      100.0%    66.5%   1.59x
-----------------------------------------------------------------------------------------------
WA UW DSCR:                            1.59X
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                          REMAINING TERMS TO MATURITY DATE IN MONTHS
-----------------------------------------------------------------------------------------------
RANGE OF REMAINING TERMS TO          NUMBER OF                          % OF       WA     WA UW
MATURITY                               LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

53 - 60                                   3           $142,130,000        6.0%    67.5%   2.13x
61 - 84                                   8            138,027,938        5.9     65.1%   1.62x
85 - 120                                139          2,032,492,877       86.2     66.4%   1.56x
121 - 180                                 3             20,387,944        0.9     69.3%   1.34x
181 - 236                                 2             24,189,313        1.0     74.7%   1.23x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 155         $2,357,228,072      100.0%    66.5%   1.59x
-----------------------------------------------------------------------------------------------
WA REMAINING TERM:                      112
-----------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                       PROPERTY TYPE DISTRIBUTION(1)
------------------------------------------------------------------------------------------------------------
                                                  NUMBER OF        PRINCIPAL       % OF       WA       WA UW
PROPERTY TYPE            SUB PROPERTY TYPE        PROPERTIES        BALANCE        IPB       LTV       DSCR
------------------------------------------------------------------------------------------------------------

RETAIL                   Anchored                     53            $438,021,249   18.6%    75.0%      1.26x
                         Regional Mall                 1             290,000,000   12.3     47.5%      2.00x
                         Unanchored                   18             117,540,321    5.0     71.3%      1.30x
                         Shadow Anchored               6              28,352,930    1.2     69.0%      1.45x
                         -----------------------------------------------------------------------------------
                           SUBTOTAL:                  78            $873,914,500   37.1%    65.2%      1.52x
------------------------------------------------------------------------------------------------------------
OFFICE                   Suburban                     49            $539,464,329   22.9%    70.1%      1.54x
                         CBD                          11             275,426,975   11.7     61.8%      1.71x
                         -----------------------------------------------------------------------------------
                           SUBTOTAL:                  60            $814,891,304   34.6%    67.3%      1.60x
------------------------------------------------------------------------------------------------------------
INDUSTRIAL               Warehouse/Distribution       25            $225,543,960    9.6%    67.4%      1.83x
                         Flex                         19             162,822,318    6.9     66.7%      1.65x
                         -----------------------------------------------------------------------------------
                           SUBTOTAL:                  44            $388,366,278   16.5%    67.1%      1.75x
------------------------------------------------------------------------------------------------------------
HOTEL                    Full Service                  6             $95,949,514    4.1%    67.5%      1.59x
                         Limited Service               2              12,010,480    0.5     69.3%      1.69x
                         -----------------------------------------------------------------------------------
                           SUBTOTAL:                   8            $107,959,994    4.6%    67.7%      1.60x
------------------------------------------------------------------------------------------------------------
SENIOR HOUSING                                         3             $72,021,798    3.1%    68.9%      1.54x
------------------------------------------------------------------------------------------------------------
MULTIFAMILY              Garden                        5             $46,350,608    2.0%    61.3%      1.68x
------------------------------------------------------------------------------------------------------------
SELF-STORAGE                                          14             $37,097,591    1.6%    67.6%      1.46x
------------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING                                   3             $16,626,000    0.7%    77.2%      1.25x
------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                              215          $2,357,228,072  100.0%    66.5%      1.59x
------------------------------------------------------------------------------------------------------------

(1)   Because this table is presented at the Mortgaged Property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one Mortgaged Property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this Term Sheet.

                                     8 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                    COLLATERAL CHARACTERISTICS - LOAN GROUP 1
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                           ORIGINAL AMORTIZATION TERM IN MONTHS(1)
-----------------------------------------------------------------------------------------------
RANGE OF ORIGINAL AMORTIZATION       NUMBER OF                          % OF       WA     WA UW
TERMS                                  LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

180 - 240                                 5            $39,547,167        2.8%    69.9%   1.25x
241 - 300                                26            178,668,251       12.5     70.0%   1.40x
301 - 360                               109          1,206,238,653       84.7     72.9%   1.33x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 140         $1,424,454,072      100.0%    72.4%   1.34x
-----------------------------------------------------------------------------------------------
WA ORIGINAL AMORT TERM:                 349
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                              LTV RATIOS AS OF THE CUT-OFF DATE
-----------------------------------------------------------------------------------------------
                                     NUMBER OF                          % OF       WA     WA UW
RANGE OF CUT-OFF LTVS                  LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

31.2% - 50.0%                             8           $439,986,133       18.7%    47.1%   2.03x
50.1% - 60.0%                            18            229,349,360        9.7     59.0%   1.76x
60.1% - 70.0%                            38            736,697,576       31.3     67.9%   1.67x
70.1% - 75.0%                            31            403,317,262       17.1     72.9%   1.29x
75.1% - 80.0%                            57            539,227,740       22.9     78.5%   1.27x
80.1% - 82.6%                             3              8,650,000        0.4     82.2%   1.11x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 155         $2,357,228,072      100.0%    66.5%   1.59x
-----------------------------------------------------------------------------------------------
WA CUT-OFF DATE LTV RATIO:             66.5%
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                      AMORTIZATION TYPES
-----------------------------------------------------------------------------------------------
                                     NUMBER OF                          % OF       WA     WA UW
AMORTIZED TYPES                        LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

BALLOON LOANS
  Interest-Only                          15           $932,774,000       39.6%    57.4%   1.97x
  Balloon(2)                             86            708,802,095       30.1     70.8%   1.41x
  Partial Interest-Only                  52            686,750,313       29.1     74.2%   1.27x
-----------------------------------------------------------------------------------------------
SUBTOTAL                                153         $2,328,326,408       98.8%    66.4%   1.59x
-----------------------------------------------------------------------------------------------
FULLY AMORTIZING
  Partial Interest-Only                   1            $20,000,000        0.8%    74.1%   1.27x
  Fully Amortizing                        1              8,901,664        0.4     64.3%   1.24x
-----------------------------------------------------------------------------------------------
SUBTOTAL                                  2            $28,901,664        1.2%    71.1%   1.26x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 155         $2,357,228,072      100.0%    66.5%   1.59x
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                PARTIAL INTEREST-ONLY PERIODS
-----------------------------------------------------------------------------------------------
                                     NUMBER OF                          % OF       WA     WA UW
PARTIAL INTEREST-ONLY PERIODS          LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

3 - 12                                   7             $70,389,313       10.0%    75.5%   1.31x
13 - 24                                 14            $135,920,000       19.2     72.8%   1.29x
25 - 36                                 19             211,455,000       29.9     73.5%   1.30x
37 - 48                                  1              12,000,000        1.7     78.9%   1.23x
49 - 60                                 12             276,986,000       39.2     75.0%   1.24x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 53            $706,750,313      100.0%    74.2%   1.27x
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                           REMAINING AMORTIZATION TERM IN MONTHS(1)
-----------------------------------------------------------------------------------------------
RANGE OF REMAINING AMORTIZATION      NUMBER OF                          % OF       WA     WA UW
TERMS                                  LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

177 - 240                                 5            $39,547,167        2.8%    69.9%   1.25x
241 - 300                                26            178,668,251       12.5     70.0%   1.40x
301 - 360                               109          1,206,238,653       84.7     72.9%   1.33x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 140         $1,424,454,072      100.0%    72.4%   1.34x
-----------------------------------------------------------------------------------------------
WA REMAINING AMORT TERM:                347
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                             LTV RATIOS AS OF THE MATURITY DATE(3)
-----------------------------------------------------------------------------------------------
                                     NUMBER OF                          % OF       WA     WA UW
RANGE OF MATURITY LTVS                 LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

3.2% - 30.0%                              1             $4,189,313        0.2%    77.6%   1.06x
30.1% - 50.0%                            17            475,955,627       20.4     47.9%   1.99x
50.1% - 60.0%                            46            582,002,690       25.0     64.9%   1.55x
60.1% - 70.0%                            74          1,046,862,778       45.0     73.1%   1.51x
70.1% - 76.9%                            15            219,316,000        9.4     79.0%   1.25x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 153         $2,328,326,408      100.0%    66.4%   1.59x
-----------------------------------------------------------------------------------------------
WA LTV RATIO AT MATURITY DATE:         60.5%
-----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                   YEAR BUILT/RENOVATED(4),(5)
-----------------------------------------------------------------------------------------------
                                     NUMBER OF                          % OF       WA     WA UW
YEAR BUILT/RENOVATED                PROPERTIES     PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

1926 - 1959                               2            $15,840,000        0.7%    57.1%   1.95x
1960 - 1969                               2              6,939,000        0.3     66.8%   2.32x
1970 - 1979                               9             62,439,383        2.6     72.3%   1.63x
1980 - 1989                              25            250,607,065       10.6     72.0%   1.48x
1990 - 1999                              78            699,770,612       29.7     65.8%   1.64x
2000 - 2006                              99          1,321,632,011       56.1     65.7%   1.58x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 215         $2,357,228,072      100.0%    66.5%   1.59x
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                     PREPAYMENT PROTECTION
-----------------------------------------------------------------------------------------------
                                     NUMBER OF                          % OF       WA     WA UW
PREPAYMENT PROTECTION                  LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

DEFEASANCE                              147         $2,068,939,101       87.8%    66.0%   1.58x
YIELD MAINTENANCE                         5             37,416,467        1.6     69.9%   1.40x
DEFEASANCE/YIELD MAINTENANCE              3            250,872,503       10.6     70.2%   1.70x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 155         $2,357,228,072      100.0%    66.5%   1.59x
-----------------------------------------------------------------------------------------------

(1)   Excludes loans that are interest-only for the entire term.

(2)   Excludes the mortgage loans that pay interest-only for a portion of their term.

(3)   Excludes the fully amortizing mortgage loans.

(4)   Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each Mortgaged Property.

(5)   Because this table is presented at the Mortgaged Property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one Mortgaged Property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this Term Sheet.

                                     9 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                    COLLATERAL CHARACTERISTICS - LOAN GROUP 2
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                CUT-OFF DATE PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------
                                     NUMBER OF                          % OF       WA     WA UW
RANGE OF PRINCIPAL BALANCES            LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

$870,000 - $2,999,999                    7             $14,222,263        3.3%    75.6%   1.40x
$3,000,000 - $3,999,999                  6              21,529,580        5.0     73.9%   1.43x
$4,000,000 - $4,999,999                  8              35,384,139        8.2     73.1%   1.33x
$5,000,000 - $6,999,999                  9              52,261,151       12.1     75.1%   1.31x
$7,000,000 - $9,999,999                  4              31,290,912        7.3     78.8%   1.26x
$10,000,000 - $14,999,999                9             108,813,724       25.3     78.4%   1.28x
$15,000,000 - $22,800,000                9             166,803,712       38.8     76.2%   1.24x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 52            $430,305,481      100.0%    76.4%   1.28x
-----------------------------------------------------------------------------------------------
AVERAGE BALANCE PER LOAN:           $8,275,105
AVERAGE BALANCE PER PROPERTY:       $6,830,246
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                               RANGE OF MORTGAGE INTEREST RATES
-----------------------------------------------------------------------------------------------
                                     NUMBER OF                          % OF       WA     WA UW
RANGE OF MORTGAGE INTEREST RATES       LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

4.9900% - 4.9999%                        1              $5,418,449        1.3%    60.9%   1.20x
5.0000% - 5.4999%                       22             179,151,552       41.6     76.4%   1.28x
5.5000% - 6.0800%                       29             245,735,480       57.1     76.8%   1.29x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 52            $430,305,481      100.0%    76.4%   1.28x
-----------------------------------------------------------------------------------------------
WA INTEREST RATE:                     5.5624%
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                             ORIGINAL TERM TO MATURITY IN MONTHS
-----------------------------------------------------------------------------------------------
RANGE OF ORIGINAL TERMS TO           NUMBER OF                          % OF       WA     WA UW
MATURITY                               LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

60 - 84                                   5            $44,286,773       10.3%    78.5%   1.29x
85 - 180                                 47            386,018,708       89.7     76.2%   1.28x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  52           $430,305,481      100.0%    76.4%   1.28x
-----------------------------------------------------------------------------------------------
WA ORIGINAL LOAN TERM:                  115
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                  GEOGRAPHIC DISTRIBUTION(1)
-----------------------------------------------------------------------------------------------
                                     NUMBER OF                          % OF       WA     WA UW
GEOGRAPHIC LOCATION                 PROPERTIES     PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

FLORIDA                                 10             $78,090,703       18.1%    73.7%   1.25x
INDIANA                                  8              58,331,453       13.6     76.4%   1.40x
TEXAS                                    5              38,914,224        9.0     76.8%   1.23x
MICHIGAN                                 3              34,424,920        8.0     76.5%   1.31x
NEW YORK                                10              28,586,198        6.6     77.6%   1.34x
TENNESSEE                                3              26,131,138        6.1     79.5%   1.27x
OHIO                                     5              22,845,918        5.3     80.0%   1.32x
OTHER                                   19             142,980,928       33.2     76.5%   1.25x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 63            $430,305,481      100.0%    76.4%   1.28x
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                      UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
-----------------------------------------------------------------------------------------------
                                     NUMBER OF                          % OF       WA     WA UW
RANGE OF UW DSCRS                      LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

1.20X - 1.39X                           39            $369,827,543       85.9%    77.1%   1.24x
1.40X - 1.49X                            7              38,987,189        9.1     77.3%   1.45x
1.50X - 1.85X                            6              21,490,750        5.0     63.3%   1.68x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 52            $430,305,481      100.0%    76.4%   1.28x
-----------------------------------------------------------------------------------------------
WA UW DSCR:                           1.28X
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                          REMAINING TERMS TO MATURITY DATE IN MONTHS
-----------------------------------------------------------------------------------------------
RANGE OF REMAINING TERMS TO          NUMBER OF                          % OF       WA     WA UW
MATURITY                               LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

57 - 60                                   4            $39,946,845        9.3%    79.3%   1.30x
61 - 84                                   1              4,339,928        1.0     71.1%   1.23x
85 - 175                                 47            386,018,708       89.7     76.2%   1.28x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  52           $430,305,481      100.0%    76.4%   1.28x
-----------------------------------------------------------------------------------------------
WA REMAINING TERM:                      113
-----------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                       PROPERTY TYPE DISTRIBUTION(1)
------------------------------------------------------------------------------------------------------------
                                                  NUMBER OF        PRINCIPAL       % OF       WA       WA UW
PROPERTY TYPE            SUB PROPERTY TYPE        PROPERTIES        BALANCE        IPB       LTV       DSCR
------------------------------------------------------------------------------------------------------------

MULTIFAMILY              Garden                       45          $331,051,622     76.9%    77.0%      1.28x
                         Mid/High Rise                11           $33,075,931      7.7     72.8%      1.40x
                         -----------------------------------------------------------------------------------
                           SUBTOTAL:                  56          $364,127,553     84.6%    76.6%      1.29x
------------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING                                   7            66,177,928     15.4%    75.5%      1.24x
------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                               63          $430,305,481    100.0%    76.4%      1.28x
------------------------------------------------------------------------------------------------------------

(1)   Because this table is presented at the Mortgaged Property level, certain information is based on alloocated loan amounts for mortgage loans secured by more than one Mortgaged Property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this Term Sheet.

                                    10 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                    COLLATERAL CHARACTERISTICS - LOAN GROUP 2
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                            ORIGINAL AMORTIZATION TERM IN MONTHS(1)
-----------------------------------------------------------------------------------------------
RANGE OF ORIGINAL AMORTIZATION       NUMBER OF                          % OF       WA     WA UW
TERMS                                  LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

144 - 330                                 1             $5,418,449        1.3%    60.9%   1.20x
331 - 360                                45            407,945,032       98.7     76.6%   1.28x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  46           $413,363,481      100.0%    76.4%   1.28x
-----------------------------------------------------------------------------------------------
WA ORIGINAL AMORT TERM:                 357
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                               LTV RATIOS AS OF THE CUT-OFF DATE
-----------------------------------------------------------------------------------------------
                                     NUMBER OF                          % OF       WA     WA UW
CUT-OFF LTV                            LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

42.4% - 50.0%                             1             $4,489,733        1.0%    42.4%   1.74x
50.1% - 65.0%                             2             11,404,466        2.7     61.0%   1.54x
65.1% - 75.0%                            12             88,475,173       20.6     72.2%   1.26x
75.1% - 80.0%                            37            325,936,109       75.7     78.6%   1.27x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  52           $430,305,481      100.0%    76.4%   1.28x
-----------------------------------------------------------------------------------------------
WA CUT-OFF DATE LTV RATIO:             76.4%
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                      AMORTIZATION TYPES
-----------------------------------------------------------------------------------------------
                                     NUMBER OF                          % OF       WA     WA UW
AMORTIZED TYPES                        LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

BALLOON LOANS
  Partial Interest-Only                  24           $242,737,437       56.4%    77.1%   1.28x
  Balloon(2)                             21            165,207,595       38.4     76.0%   1.28x
  Interest-Only                           6             16,942,000        3.9     76.5%   1.49x
-----------------------------------------------------------------------------------------------
SUBTOTAL                                 51           $424,887,032       98.7%    76.6%   1.28x
-----------------------------------------------------------------------------------------------
FULLY AMORTIZING
  Fully Amortizing                        1             $5,418,449        1.3%    60.9%   1.20x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  52           $430,305,481      100.0%    76.4%   1.28x
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                 PARTIAL INTEREST-ONLY PERIODS
-----------------------------------------------------------------------------------------------
                                     NUMBER OF                          % OF       WA     WA UW
PARTIAL INTEREST-ONLY PERIODS          LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

12 - 36                                  17           $176,099,437       72.5%    77.6%   1.29x
37 - 60                                   7             66,638,000       27.5     75.7%   1.25x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  24           $242,737,437      100.0%    77.1%   1.28x
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                           REMAINING AMORTIZATION TERM IN MONTHS(1)
-----------------------------------------------------------------------------------------------
RANGE OF REMAINING AMORTIZATION      NUMBER OF                          % OF       WA     WA UW
TERMS                                  LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

142 - 330                                 1             $5,418,449        1.3%    60.9%   1.20x
331 - 360                                45            407,945,032       98.7     76.6%   1.28x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  46           $413,363,481      100.0%    76.4%   1.28x
-----------------------------------------------------------------------------------------------
WA REMAINING AMORT TERM:                356
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                             LTV RATIOS AS OF THE MATURITY DATE(3)
-----------------------------------------------------------------------------------------------
                                     NUMBER OF                          % OF       WA     WA UW
MATURITY LTV                           LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

35.6% - 50.0%                             1             $4,489,733        1.1%    42.4%   1.74x
50.1% - 60.0%                             4             18,063,591        4.3     68.3%   1.57x
60.1% - 70.0%                            28            270,498,385       63.7     76.6%   1.24x
70.1% - 79.8%                            18            131,835,323       31.0     78.9%   1.32x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  51           $424,887,032      100.0%    76.6%   1.28x
-----------------------------------------------------------------------------------------------
WA LTV RATIO AT MATURITY DATE:         67.9%
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                   YEAR BUILT/RENOVATED(4),(5)
-----------------------------------------------------------------------------------------------
                                     NUMBER OF                          % OF       WA     WA UW
YEAR BUILT/RENOVATED                PROPERTIES     PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

1928 - 1969                              1              $1,640,000        0.4%    74.5%   1.20x
1970 - 1979                              9              81,306,914       18.9     76.3%   1.28x
1980 - 1989                              8              56,626,292       13.2     76.4%   1.33x
1990 - 1999                             15              82,443,129       19.2     73.5%   1.30x
2000 - 2005                             30             208,289,146       48.4     77.7%   1.27x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 63            $430,305,481      100.0%    76.4%   1.28x
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                     PREPAYMENT PROTECTION
-----------------------------------------------------------------------------------------------
                                     NUMBER OF                          % OF       WA     WA UW
PREPAYMENT PROTECTION                  LOANS       PRINCIPAL BALANCE     IPB      LTV     DSCR
-----------------------------------------------------------------------------------------------

DEFEASANCE                              48            $402,010,729       93.4%    76.5%   1.27x
YIELD MAINTENANCE                        4              28,294,752        6.6     75.2%   1.47x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 52            $430,305,481      100.0%    76.4%   1.28x
-----------------------------------------------------------------------------------------------

(1)   Excludes loans that are interest-only for the entire term.

(2)   Excludes the mortgage loans that pay interest-only for a portion of their term.

(3)   Excludes the fully amortizing mortgage loans.

(4)   Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each Mortgaged Property.

(5)   Because this table is presented at the Mortgaged Property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one Mortgaged Property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other

                                    11 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

------------------------------------------------------------------------------------------------------------------------
                     TOP FIFTEEN MORTGAGE LOANS OR GROUPS OF CROSS-COLLATERALIZED MORTGAGE LOANS(1)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                CUT-OFF
LOAN             LOAN NAME                         LOAN           DATE              % OF
SELLER(2)        (LOCATION)                        GROUP        BALANCE              IPB                   UNITS
------------------------------------------------------------------------------------------------------------------------

JPMCB/ CIBC      Houston Galleria                    1        $290,000,000          10.4%                     1,894,045
                   (Houston, TX)
JPMCB            Ballantyne Corporate Park           1        $217,000,000           7.8%               1,647,906 / 208
                   (Charlotte, NC)
JPMCB            Colony II Portfolio                 1        $158,564,000           5.7%               2,770,420 / 728
                   (Various, Various)
JPMCB            Patrick Henry Building              1        $120,000,000           4.3%                       520,180
                   (Washington, DC)
JPMCB            CenterPoint I                       1        $117,450,000           4.2%                     5,390,542
                   (Various, Various)
------------------------------------------------------------------------------------------------------------------------
JPMCB            Avion Business Park                 1        $ 95,000,000           3.4%                       586,466
                 Portfolio
                   (Chantilly, VA)
JPMCB            Chartwell II Portfolio              1        $ 72,021,798           2.6%                           499
                   (Various, Various)
JPMCB            Park Center                         1        $ 43,400,000           1.6%                       235,341
                   (Plano, TX)
CIBC             510 Fifth Avenue                    1        $ 33,000,000           1.2%                        61,159
                   (New York, NY)
JPMCB            Concord Commons                     1        $ 31,200,000           1.1%                       306,250
                   (Concord, NC)
------------------------------------------------------------------------------------------------------------------------
CIBC             San Antonio Marriott                1        $ 27,913,936           1.0%                           296
                 Northwest
                 (San Antonio, TX)
JPMCB            The Meridian at                     1        $ 27,000,000           1.0%                       167,268
                 Brentwood - Phase I
                   (Brentwood, MO)
JPMCB            Keystone Park                       1        $ 24,260,000           0.9%                       143,261
                   (Dallas, TX)
JPMCB            Estancia at Morning Star            2        $ 22,800,000           0.8%                           300
                   (The Colony, TX)
CIBC             Deloitte Building                   1        $ 22,500,000           0.8%                       248,651
                   (St. Louis, MO)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                 TOP 5 TOTAL/WEIGHTED AVERAGE                                      $  903,014,000                  32.4%
                 TOP 10 TOTAL/WEIGHTED AVERAGE                                     $1,177,635,798                  42.2%
                 TOP 15 TOTAL/WEIGHTED AVERAGE                                     $1,302,109,733                  46.7%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                          CUT-OFF
LOAN                UNIT OF                    LOAN PER                     UW              LTV              PROPERTY
SELLER(2)           MEASURE                      UNIT                      DSCR            RATIO               TYPE
------------------------------------------------------------------------------------------------------------------------

JPMCB/ CIBC       Square Feet                    $306                      2.00x           47.5%              Retail

JPMCB             Square Feet /             $122 / $73,365                 1.78x           69.8%             Various
                     Rooms
JPMCB             Square Feet /           $107 / $33 / 49,313(3)           1.79x           59.5%             Various
                     Units
JPMCB             Square Feet                    $231                      2.12x           47.2%              Office

JPMCB             Square Feet                     $24                      2.32x           66.8%            Industrial
------------------------------------------------------------------------------------------------------------------------
JPMCB             Square Feet                    $162                      1.20x           72.5%              Office

JPMCB                Units                     $144,332                    1.54x           68.9%          Senior Housing

JPMCB             Square Feet                    $184                      1.27x           79.9%              Office

CIBC              Square Feet                    $540                      1.41x           66.0%              Office

JPMCB             Square Feet                    $102                      1.21x           80.0%              Retail
------------------------------------------------------------------------------------------------------------------------
CIBC                 Rooms                      $94,304                    1.59x           71.0%              Hotel

JPMCB             Square Feet                    $161                      1.20x           79.6%              Retail

JPMCB             Square Feet                    $169                      1.25x           78.3%              Retail

JPMCB                Units                      $76,000                    1.20x           75.7%           Multifamily

CIBC              Square Feet                     $90                      1.26x           78.9%              Office
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                           1.97x           57.4%
                                                                           1.82x           61.0%
                                                                           1.77x           62.5%
------------------------------------------------------------------------------------------------------------------------

(1)   Information with respect to any mortgage loan with one or more subordinate companion loans is calculated without regard to the related subordinate companion loan(s), and in the case of the Houston Galleria and Centerpoint
      I loans in certain circumstances, such information, particularly as it relates to debt service coverage ratios and loan to value ratios, includes the principal balance and debt service payments of the Houston Galleria and Centerpoint I pari passu companion loan, which are not included in the trust. In addition, because the Colony Portfolio is secured by 8 groups of mortgage assets, each with its own maturity date and prepayment lockout period, solely for purposes of the statistical and numerical information presented herein, it is treated as 8 cross-collateralized and cross-defaulted mortgage loans, each of which is secured by a single mortgaged property.

(2)   "JPMCB" = JPMorgan Chase Bank, N.A.; "CIBC" = CIBC Inc

(3)   Office / Industrial / Multifamily loan per unit

                                    12 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                             PARI PASSU LOAN SUMMARY
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                   A-NOTE
                                BALANCE AS OF                                       SPECIAL
LOAN NO.   PROPERTY NAME        CUT-OFF DATE         TRANSACTION        SERVICER    SERVICER
-------------------------------------------------------------------------------------------------

1          Houston Galleria     $290,000,000       JPMCC 2005-LDP5      Midland      Midland
                                $290,000,000      JPMCC 2006-CIBC14

12           CenterPoint I      $117,450,000      JPMCC 2006-CIBC14       GMAC       Midland
                                 $13,050,000        JPMCC 2006-FL1
-------------------------------------------------------------------------------------------------

                                    13 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                      LOAN GROUP 1 SHORT TERM LOAN SUMMARY
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                             CUT-OFF                                         CUT-OFF
LOAN ID  LOAN       LOAN NAME                            PROPERTY             DATE        % OF   REMAINING  REM. IO    UW      LTV
  NO.    SELLER(1)  (LOCATION)                             TYPE            BALANCE(2)     IPB      TERM      TERM     DSCR    RATIO
------------------------------------------------------------------------------------------------------------------------------------

12       JPMCB      CenterPoint 1                       Industrial        $117,450,000    4.2%      53        53      2.32x   66.8%
                      (Various, Various)
26       JPMCB      Canyon Portal 2                       Retail           $21,000,000    0.8%      58        22      1.24x   68.9%
                      (Sedona, AZ)
165      CIBC       Beaver Creek MHC               Manufactured Housing     $3,680,000    0.1%      60        24      1.25x   80.0%
                      (Knoxville, TN)
4        JPMCB      Fair Oaks                             Office           $23,770,000    0.9%      72        72      1.79x   59.5%
                      (Fairfax, VA)
6        JPMCB      Kensington Business Center          Industrial         $18,000,587    0.6%      72        72      1.79x   59.5%
                      (Mount Prospect, IL)
7        JPMCB      Oakbrook Terrace Corporate            Office           $16,200,000    0.6%      72        72      1.79x   59.5%
                    Center III
                      (Oakbrook Terrace, IL)
191      JPMCB      Faurecia Exhaust Systems, Inc.      Industrial          $2,657,351    0.1%      80         0      1.39x   67.3%
                      (Toledo , OH)
22       CIBC       Deloitte Building                     Office           $22,500,000    0.8%      81        33      1.26x   78.9%
                      (St. Louis, MO)
5        JPMCB      Holland Park                       Multifamily         $22,400,000    0.8%      84        84      1.79x   59.5%
                      (Lawrenceville, GA)
31       CIBC       Sierra Crossroads                     Retail           $19,000,000    0.7%      84        60      1.23x   76.3%
                      (Fontana, CA)
10       JPMCB      Azalea Springs                     Multifamily         $13,500,000    0.5%      84        84      1.79x   59.5%
                      (Marietta, GA)

------------------------------------------------------------------------------------------------------------------------------------

(1)   "JPMCB" = JPMorgan Chase Bank, N.A.; "CIBC" = CIBC Inc

(2)   Information with respect to any mortgage loan with one or more subordinate companion loans is calculated without regard to the related subordinate companion loan(s), and in the case of the Houston Galleria and CenterPoint
      I loans in certain circumstances, such information, particularly as it relates to debt service coverage ratios and loan to value ratios, includes the principal balance and debt service payments of the Houston Galleria and CenterPoint I pari passu companion loan, which are not included in the trust. In addition, because the Colony II Portfolio is secured by 8 groups of mortgaged assets, each with its own maturity date and prepayment lockout period, solely for purposes of the statistical and numerical information presented herein, it is treated as 8 cross-collateralized and cross-defaulted mortgage loans, each of which is secured by a single mortgaged property.

                                    14 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    15 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                                HOUSTON GALLERIA
--------------------------------------------------------------------------------

                     [4 PHOTOS OF HOUSTON GALLERIA OMITTED]

                                    16 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                                HOUSTON GALLERIA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:               $290,000,000(1)
CUT-OFF DATE PRINCIPAL BALANCE:           $290,000,000(1)
% OF POOL BY IPB:                         10.4%
SHADOW RATING (MOODY'S/S&P):              Baa2/BBB-
LOAN SELLERS:                             JPMorgan Chase Bank, N.A.
                                          CIBC Inc.
BORROWER:                                 HG Galleria I, II, III, L.P., and SA
                                          Galleria IV, L.P.
SPONSOR:                                  Simon Property Group, L.P., Walton
                                          Street Capital and Institutional Mall
                                          Investors LLC
ORIGINATION DATE:                         11/29/05
INTEREST RATE:                            5.344046%
INTEREST-ONLY PERIOD:                     120 months
MATURITY DATE:                            12/01/15
AMORTIZATION TYPE:                        Interest-only
ORIGINAL AMORTIZATION:                    N/A
REMAINING AMORTIZATION:                   N/A
CALL PROTECTION:                          L(24),Def(83),O(10)
CROSS COLLATERALIZATION:                  No
LOCK BOX:                                 Cash Management Agreement
ADDITIONAL DEBT:                          $531,000,000
ADDITIONAL DEBT TYPE:                     A-1 Pari Passu Note, B-Note, C-Note
                                          and Permitted Mezzanine Debt(2)
LOAN PURPOSE:                             Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                ESCROWS/RESERVES
--------------------------------------------------------------------------------
                                            INITIAL              MONTHLY
                                   ---------------------------------------------
TAXES:                                        $0                   $0
INSURANCE:                                    $0                   $0
REQUIRED REPAIRS                              $0                   $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                   Single Asset
TITLE:                                    Fee
PROPERTY TYPE:                            Retail -- Regional Mall
SQUARE FOOTAGE:                           1,894,045(3)
LOCATION:                                 Houston, TX
YEAR BUILT/RENOVATED:                     1970 / 2006
OCCUPANCY:                                93.0%(3),(4)
OCCUPANCY DATE:                           10/11/05
NUMBER OF IN-LINE TENANTS:                268
IN-LINE SALES PSF (<10,000 SF):           $650
OCCUPANCY COSTS (<10,000 SF):             11.2%
HISTORICAL NOI:
  2003:                                   $45,083,830
  2004:                                   $52,596,235
  TTM AS OF 09/30/05:                     $57,712,227
UW REVENUES:                              $91,665,993
UW EXPENSES:                              $27,064,272
UW NOI:                                   $64,601,721
UW NET CASH FLOW:                         $62,781,950(5)
APPRAISED VALUE:                          $1,220,000,000
APPRAISAL DATE:                           11/08/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                            A-NOTE(6)            WHOLE LOAN(7)
                                   ---------------------------------------------
CUT-OFF DATE LOAN/SF:                         $306                  $433
CUT-OFF DATE LTV:                             47.5%                 67.3%
MATURITY DATE LTV:                            47.5%                 67.3%
UW DSCR:                                      2.00x                 1.39x
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                  SIGNIFICANT TENANTS
                                                SQUARE         % OF       BASE RENT         SALES            LEASE
TENANT NAME                MOODYS/ S&P(8)        FEET           GLA         PSF              PSF        EXPIRATION YEAR
-----------------------------------------------------------------------------------------------------------------------

NORDSTORM                     Baa1/A-          216,400(9)       N/A         N/A(9)           $110            2053
FOLEY'S                       Baa1/BBB         225,000(9)       N/A         N/A(9)            N/A            2053
MACY'S                        Baa1/BBB         232,600(10)      N/A         N/A(10)           N/A            2020
NEIMAN MARCUS                  B2/B+           200,000(11)      N/A         N/A(11)           N/A            2019
SAKS FIFTH AVENUE              B2/B+           185,532(12)      N/A         N/A(12)          $235            2019
UNIVERSITY CLUB                                105,450          7.2%      $ 6.30              N/A            2006
POLAR ICE GALLERIA                              21,186          1.2%      $34.39              $54            2013
BANANA REPUBLIC              Baa3/BBB-          17,049          1.2%      $42.00              N/A            2013
THE GAP                      Baa3/BBB-          17,000          1.2%      $40.00             $423            2014
-----------------------------------------------------------------------------------------------------------------------

(1)   The total financing amount of $821 million was provided to the Borrower to refinance existing debt on the property. The $580 million A-Note that has been split into three pari passu notes (a $290 million A-1 Note not included in the trust; a $197 million A-2a Note included in the trust and a $93 million A-2b Note included in the trust), a $111 million B-Note not included in the trust and a $130 million C-Note not included in the trust.

(2)   The Borrower will be permitted to incur mezzanine debt in the future. The mezzanine debt is subject to the satisfaction of various conditions including, but not limited to: (i) LTV for the combined debt shall not be greater than 80%, DSCR for combined debt shall not be less than 1.05x,
      (ii) execution of intercreditor agreements satisfactory to the mortgagee,
      (iii) the mezzanine lender meets a pre-determined definition of "qualified lender" as set forth in the related mortgage loan documents and (iv) the mezzanine loan shall be coterminous or mature subsequent to the related mortgage loan.

(3)   Total Square Footage includes the improvements for three tenants that own their own improvements and ground lease the land from the borrower pursuant to three ground leases: Macy's (232,600 square feet), Neiman
      Marcus (200,000 square feet), Saks Fifth Avenue (185,532 square feet) and the former Lord & Taylor space (135,484 square feet).

(4)   Occupancy excludes approximately 135,484 square feet of the former Lord &
      Taylor store which is currently being redeveloped as Galleria Phase V in-line retail space.

(5)   Underwritten cash flow includes base rent of $3,290,945 and recoveries of
      $688,791 related to Galleria Phase V based upon certain assumptions regarding the leasing activity of such space.

(6)   Calculated based on the aggregate cut-off date principal balance of the
      A-1, A-2a and A-2b pari passu A-Notes in the amount of $580 million.

(7)   Calculated based on the aggregate cut-off date principal balance of the
      A-1, A-2a and A-2b pari passu A-Notes, the B-Note in the amount of $111 million and the C-Note in the amount of $130 million.

(8)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

(9)   Not included in collateral.

(10)  Macy's is on a ground lease with annual rent of $140,063. However, no value was attributed to this space and cash flow was not underwritten.

(11)  Neiman Marcus is on a ground lease with annual rent of $141,602.

(12)  Saks Fifth Avenue is on a ground lease with annual rent of $61,427.

                                    17 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                                HOUSTON GALLERIA
--------------------------------------------------------------------------------

THE LOAN. The loan is secured by a first mortgage fee interest in a regional mall comprised of approximately 2,254,399 square feet, of which approximately
1,894,045 square feet is included as collateral, located in Houston, Texas.

The total financing amount of $821 million is comprised of a $580 million A-Note that has been split into three pari passu notes (a $290 million A-1 Note not included in the trust, a $197 million A-2a Note included in the Trust and a $93 million A-2b Note included in the Trust), a $111 million B-Note not included in the trust and a $130 million C-Note not included in the trust.

THE BORROWER. The borrowing entities are HG Galleria I, II, III, L.P. and SA
Galleria IV, L.P., a single asset, special purpose entity. The sponsor of the borrower is a joint venture between Simon Property Group, L.P., Walton Street
Capital and Institutional Mall Investors LLC.

Simon Property Group (NYSE: SPG) is the largest publicly traded real estate company in North America with a total market capitalization of approximately
$40.3 billion as of December 31, 2005. SPG owns or has an interest in approximately 300 properties in the U.S. comprising more than 200 million square feet of gross leasable area in 40 states plus Puerto Rico. They also have an interest in more than 50 European shopping centers in France, Italy and Poland;
five Premium Outlet centers in Japan; and one Premium Outlet center in Mexico.

Walton Street Capital sponsors a series of performance based private equity real estate investment funds. The investment funds have received total equity commitments of approximately $1.8 billion from public and corporate pension funds, foreign institutions, insurance companies and banks, endowments and foundations, trusts and high net worth individuals.

Institutional Mall Investors LLC ("IMI") is an institutional investment entity jointly owned by the California Public Employees' Retirement System ("CalPERS")
and an affiliate of Miller Capital Advisory, Inc. IMI currently owns interests in ten different projects encompassing over 12,000,000 square feet. CalPERS is the nation's largest public pension fund with assets totaling more than $195 billion. CalPERS provides retirement and health benefits to more than 1.4 million state and local public employees and their families. CalPERS' net assets in real estate totaled approximately $11.4 billion as of February 2005.

THE PROPERTY. The Houston Galleria is a two- and three-story regional mall centrally located in Houston, Texas, containing approximately 2.3 million square feet of retail space including an ice rink and more than 375 stores and restaurants. The collateral included in the trust is approximately 1,894,045 square feet, of which in-line space represents approximately 1.2 million square feet. The mall was originally built in 1970 (phase I) with expansions in 1977
(phase II), 1982 (phase III), and 2003 (phase IV). Phase V is expected to be completed in 2006. Although not part of the collateral, the shopping complex consists of an additional 1.2 million square feet of office towers and two
Westin hotels.

Anchor tenants include Nordstrom (216,400 square feet), Neiman Marcus (200,000 square feet), Saks Fifth Avenue (185,532 square feet), Foley's (225,000 square feet) and Macy's (232,600 square feet). Neiman Marcus, Macy's and Saks Fifth
Avenue are subject to ground leases. Nordstrom and Foley's own their own land and buildings and do not serve as collateral for the loan. Other tenants include
Cartier (2,354 square feet), Gucci (6,294 square feet), Tiffany & Co. (10,000 square feet), Ralph Lauren Collection (6,862 square feet), and Louis Vuitton
(6,799 square feet). The Galleria underwent a 700,000 square foot expansion in
March 2003, making it the fourth largest mall in the nation. In-line sales for stores under 10,000 square feet were $537 (not including phase IV completed in
2003), $596 and $650 per square foot for 2003, 2004 and TTM as of September 30,
2005, respectively. The current in-line occupancy as of November 8, 2005 was 90%
with average in-line rent of approximately $42 per square foot and occupancy costs of approximately 11.2%. Historical occupancy for the overall property for
2002, 2003, 2004 and TTM as of September 30, 2005 are 85%, 88%, 91% and 91%,
respectively. Historical average effective rent per square foot at the property for 2002, 2003, 2004 and TTM as of September 30, 2005 are $14.43, $18.26, $22.15
and $23.70, respectively.

The collateral includes Phase V, the former 135,484 square feet Lord & Taylor space (vacated January 29, 2005) which is being redeveloped into in-line retail space. Tenants such as Borders and Hilfiger have committed to occupying this space and a large part of the redevelopment will constitute an upscale restaurant area which is expected to feature such tenants as Del Frisco's,
Oceanaire, and Kona Grill. Occupancy is scheduled for mid-2006. Total cost for the completion of Phase V is estimated to be $29.9 million.

THE MARKET.(1) The Houston Galleria is located at the intersection of Westheimer
Road and Post Oak Boulevard just off Interstate Highway 610 in the Post
Oak/Galleria area of West Houston. This area, also known as Uptown Houston, is among the largest suburban business districts in the United States and is a diversified economic center densely developed with office, retail, hotel and residential use. The mall is bound by Interstate Highway 610, Interstate Highway
10, Fountainview Drive and US Highway 59.

Although a major office center, Uptown Houston is also a leading retail destination. Since 1962 the area has been one of the city's largest retail centers outside of the central business district. There is currently over 6.75 million square feet of retail space in the submarket. The Houston Galleria has historically ranked first in Houston in both total sales volume and sales per square foot. The submarket vacancy is approximately 15% with average rents of
$23.75 per square foot.

The population within a 5-, 7- and 10-mile radius of the Mortgaged Property is approximately 440,000, 863,000 and 1.5 million people, respectively. The average household income within a 5-, 7-, and 10-mile radius of the Mortgaged Property is approximately $88,000, $72,000 and $64,000, respectively.

Properties considered to be part of Houston Galleria's competitive set include the Willowbrook Mall, Memorial City Mall and the First Colony Mall. The Malls
are all in close proximity to the Mortgaged Property with sales ranging from
$385 to $425 per square foot.

PROPERTY MANAGEMENT. The Mortgaged Property is managed by an affiliate of Simon
Property Group, L.P.

(1)   Certain information was obtained from the Houston Galleria appraisal dated
      November 8, 2005.

                                    18 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                                HOUSTON GALLERIA
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                      LEASE ROLLOVER SCHEDULE(1)
                       NUMBER                  SQUARE                  % OF
                      OF LEASES                 FEET                   GLA                BASE RENT
YEAR                  EXPIRING                EXPIRING               EXPIRING             EXPIRING
----------------------------------------------------------------------------------------------------

VACANT                   NAP                   122,425                 10.7%                     NAP
2005 & MTM                13                    32,858                  2.9              $   629,216
2006                      22                   161,007                 14.1                2,876,306
2007                      19                    31,216                  2.7                1,483,400
2008                      37                    79,892                  7.0                3,546,539
2009                      33                    66,175                  5.8                2,457,831
2010                      17                    16,647                  1.5                1,317,121
2011                      16                    37,426                  3.3                2,280,171
2012                      12                    39,729                  3.5                1,473,984
2013                      52                   185,969                 16.3                9,618,097
2014                      58                   227,916                 20.0               12,375,550
2015                      29                   102,695                  9.0                4,721,449
AFTER                      6                    36,474                  3.2                1,596,608
----------------------------------------------------------------------------------------------------
TOTAL                    314                 1,140,429                100.0%             $44,376,271
----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                        CUMULATIVE      CUMULATIVE          CUMULATIVE          CUMULATIVE
                  % OF BASE RENT       SQUARE FEET       % OF GLA           BASE RENT        % OF BASE RENT
YEAR                  EXPIRING           EXPIRING        EXPIRING            EXPIRING           EXPIRING
-----------------------------------------------------------------------------------------------------------

VACANT                  NAP                122,425          10.7%                 NAP               NAP
2005 & MTM             1.4%                155,283          13.6%         $   629,216               1.4%
2006                    6.5                316,290          27.7%         $ 3,505,522               7.9%
2007                    3.3                347,506          30.5%         $ 4,988,922              11.2%
2008                    8.0                427,398          37.5%         $ 8,535,461              19.2%
2009                    5.5                493,573          43.3%         $10,993,291              24.8%
2010                    3.0                510,220          44.7%         $12,310,412              27.7%
2011                    5.1                547,646          48.0%         $14,590,584              32.9%
2012                    3.3                587,375          51.5%         $16,064,568              36.2%
2013                   21.7                773,344          67.8%         $25,682,664              57.9%
2014                   27.9              1,001,260          87.8%         $38,058,215              85.8%
2015                   10.6              1,103,955          96.8%         $42,779,664              96.4%
AFTER                   3.6              1,140,429         100.0%         $44,376,271             100.0%
-----------------------------------------------------------------------------------------------------------
TOTAL                 100.0%
-----------------------------------------------------------------------------------------------------------

(1)   Lease rollover schedule does not include ground leases and former Lord &
      Taylor space.

                                    19 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                                HOUSTON GALLERIA
--------------------------------------------------------------------------------

              [MAP INDICATING LOCATION OF HOUSTON GALLERIA OMITTED]

                                    20 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                                HOUSTON GALLERIA
--------------------------------------------------------------------------------

                     [SITE PLAN OF HOUSTON GALLERIA OMITTED]

                                    21 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                                HOUSTON GALLERIA
--------------------------------------------------------------------------------

                   [2 SITE PLANS OF HOUSTON GALLERIA OMITTED]

                                    22 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    23 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                            BALLANTYNE CORPORATE PARK
--------------------------------------------------------------------------------

                 [4 PHOTOS OF BALLANTYNE CORPORATE PARK OMITTED]

                                    24 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                            BALLANTYNE CORPORATE PARK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:               $217,000,000
CUT-OFF DATE PRINCIPAL BALANCE:           $217,000,000
% OF POOL BY IPB:                         7.8%
LOAN SELLER:                              JPMorgan Chase Bank, N.A.
BORROWER:                                 Ballantyne One, LLC et al
SPONSOR:                                  H.C. Bissell
ORIGINATION DATE:                         12/22/05
INTEREST RATE:                            5.703000%
INTEREST-ONLY PERIOD:                     120 months
MATURITY DATE:                            01/01/16
AMORTIZATION TYPE:                        Interest-only
ORIGINAL AMORTIZATION:                    N/A
REMAINING AMORTIZATION:                   N/A
CALL PROTECTION:                          L(24),Def(58),Def or Grtr1%
                                          or YM(32),O(4)
CROSS COLLATERALIZATION:                  No
LOCK BOX:                                 Soft
ADDITIONAL DEBT:                          No
ADDITIONAL DEBT TYPE:                     Mezzanine Loan or Intercompany
                                          Unsecured Debt Permitted(1)
LOAN PURPOSE:                             Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                           INITIAL              MONTHLY
                                   ---------------------------------------------
TAXES:                                            $0                  $0
INSURANCE:                                        $0                  $0
CAPEX:                                            $0             $18,807
LOC(4):                                   $4,891,429                 N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                   Portfolio
TITLE:                                    Fee
PROPERTY TYPE:                            Various
SQUARE FOOTAGE/ROOMS:                     1,647,906/208
LOCATION:                                 Charlotte, NC
YEAR BUILT/RENOVATED:                     Various
OCCUPANCY:                                88.3%(2)
OCCUPANCY DATE:                           Various
NUMBER OF TENANTS:                        133
HISTORICAL NOI:
    2003:                                 $15,347,708
    2004:                                 $17,293,815
TTM AS OF VARIOUS DATES:                  $18,205,742
UW REVENUES:                              $36,975,102
UW EXPENSES:                              $12,648,279
UW NOI:                                   $24,326,825(3)
UW NET CASH FLOW:                         $22,358,064
APPRAISED VALUE:                          $311,100,000
APPRAISAL DATE:                           Various
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF & ROOM:
   OFFICE:                                $122
   HOTEL:                                 $73,365
CUT-OFF DATE LTV:                         69.8%
MATURITY DATE LTV:                        69.8%
UW DSCR:                                  1.78x
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                   SIGNIFICANT TENANTS
                                MOODY'S/    SQUARE    % OF    BASE RENT        LEASE
TENANT NAME                      S&P(5)      FEET      GLA       PSF      EXPIRATION YEAR
-----------------------------------------------------------------------------------------

EQUITABLE LIFE ASSURANCE         NR/AA--    185,366   11.2%    $17.73          2013
SPX CORPORATION                  Ba2/BB+    104,747    6.4%    $21.56          2012
LENDING TREE, LLC               Baa3/BBB-   114,974    7.0%    $19.95          2010
SCOTTISH RE (U.S.), INC.        Baa2/BBB-    76,586    4.6%    $16.56          2016
AMERITRUST MORTGAGE COMPANY                  43,407    2.6%    $13.63          2009
ESPN REGIONAL TELEVISION(6)      Baa1/A-     37,800    2.3%    $14.10          2009
BANK OF AMERICA                  Aa2/AA-     31,335    1.9%    $17.30          2010
-----------------------------------------------------------------------------------------

(1)   The Borrower shall have the one time right to obtain mezzanine debt up to
      80% LTV upon the satisfaction of certain conditions including, but not limited to, a DSCR of equal to or greater than 1.20x and no event of default.

(2)   Represents occupancy at office properties only.

(3)   The increase in UW NOI versus the TTM is primarily attributable to significant leasing activity at the subject properties.

(4)   At origination, borrower delivered to lender a $4 million performance related holdback in the form of a letter of credit tied to monthly rental income at the property, a $550,072 letter of credit for leasing commissions outstanding for specific tenants, and a $341,357 letter of credit for free rent periods associated with specific tenants.

(5)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

(6)   ESPN has an option to purchase the ESPN occupied property; however this right is not effective until after January 1, 2009. In the event ESPN exercises its right to purchase, Borrower must purchase defeasance collateral pursuant to the terms of the loan agreement, and an affiliate of the Borrower has guaranteed any shortfall in the purchase price of the defeasance collateral.

                                    25 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                            BALLANTYNE CORPORATE PARK
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                        PORTFOLIO SUMMARY
                                     YEAR     SQUARE     OCCUPANCY                                      LEAD TENANT    ALLOCATED
ANNEX ID   PROPERTY NAME             BUILT     FEET          %                 LEAD TENANTS              % OF GLA     LOAN AMOUNT
----------------------------------------------------------------------------------------------------------------------------------

2.01       AXA/Equitable             1997      169,912     100.0%    Equitable Life Assurance             100.0%      $ 22,715,000
2.02       Chandler Building         2003      125,470      88.9%    State Farm Mutual Auto Insurance      20.3%        16,590,000
2.03       Ballantyne Three          2001      104,747     100.0%    SPX Corporation                      100.0%        15,000,000
2.04       Simmons Building          2003      125,016      89.7%    Scottish RE (U.S.), Inc.              61.3%        14,665,000
2.05       Hixon Building            2003      126,792      64.2%    Sompo Japan Insurance Co              20.4%        13,510,000
2.06       Cullman Park              2000      106,857     100.0%    Equitable Life Assurance              14.5%        13,475,000
2.07       Brixham Green One         1999      101,254      98.3%    Capital Factors                       14.9%        12,670,000
2.08       Brixham Green Three       2001      101,267     100.0%    The Newport Group of NC               19.9%        12,425,000
2.09       Ballantyne One            1997      101,673      99.1%    DTT Enterprises, Inc.                 14.3%        12,025,000
2.10       Ballantyne Two            1999      102,014      98.3%    Allied Interstate                     32.1%        12,000,000
2.11       Richardson Building       2000       90,442      92.8%    Pinkerton's, Inc                      68.6%        11,305,000
2.12       Brixham Green Two         1999      101,206      66.9%    Ameritrust Mortgage Company           20.8%        10,920,000
2.14       Frenette Building         2004       76,155      51.7%    LendingTree, LLC                      51.7%         7,980,000
2.15       Hall Building             2004       77,620      49.5%    Dimension Data North America          15.5%         7,805,000
2.17       Lending Tree Building     1999       37,800     100.0%    Lending Tree, LLC                    100.0%         5,040,000
2.18       ESPN Building             2000       37,800     100.0%    ESPN Regional Television             100.0%         4,935,000
2.19       Allen Tate @ Ballantyne   2003       24,081     100.0%    Allen Tate Company                    63.3%         4,375,000
2.20       Lending Tree Two          1999       37,800     100.0%    Lending Tree, LLC                    100.0%         4,305,000
----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                       1,647,906      88.3%                                                     $201,740,000
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                   HOTEL PORTFOLIO SUMMARY
                            LOCATION                                                 ORIGINAL ALLOCATED    ORIGINAL ALLOCATED
PROPERTY                 (CITY, STATE)   YEAR BUILT   # OF ROOMS   APPRAISED VALUE      LOAN AMOUNT       LOAN AMOUNT PER ROOM
------------------------------------------------------------------------------------------------------------------------------

STAYBRIDGE SUITES        Charlotte, NC      2001         118         $12,200,000        $ 8,540,000             $72,373
COURTYARD BY MARRIOTT    Charlotte, NC      1998          90           9,600,000          6,720,000             $74,677
------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                   208         $21,800,000        $15,260,000             $73,365
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                     INDIVIDUAL HOTEL PROPERTY HISTORICAL OPERATING STATISTICS
                                    OCCUPANCY                              ADR                                 REV PAR
                        ---------------------------------  ------------------------------------  -----------------------------------
                                        TTM AS OF                            TTM AS OF                             TTM AS OF
    PROPERTY            2003    2004    10/31/05    UW      2003     2004    10/31/05     UW      2003     2004    10/31/05     UW
------------------------------------------------------------------------------------------------------------------------------------

STAYBRIDGE SUITES       62.7%   66.5%     73.9%    74.6%   $83.54   $88.77    $91.88    $93.55   $52.35   $59.02    $67.90    $69.79
COURTYARD BY MARRIOTT   69.9%   73.3%     80.8%    77.9%   $86.79   $88.80    $92.52    $91.33   $60.67   $65.23    $74.77    $71.15
------------------------------------------------------------------------------------------------------------------------------------

                                    26 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                            BALLANTYNE CORPORATE PARK
--------------------------------------------------------------------------------

THE LOAN. The Ballantyne Corporate Park mortgage loan is secured by a fee simple interest in 18 office buildings and two hotels located in Charlotte, North
Carolina. The office and hotel properties are comprised of approximately
1,647,906 square feet and 208 rooms, respectively. Ballantyne Corporate Park is part of a 535-acre master planned development.

THE BORROWER. The borrowers are 20 special purpose entities controlled by the
Bissel Companies, Inc. ("Bissell") who, through Bissell Development, has been developing suburban office properties in Charlotte for over 37 years. Bissell is engaged in office, flex and hotel development, property management and leasing services, hotel management, golf and resort spa operations, golf course management and residential brokerage.

RELEASE. The borrower is permitted to partially defease the loan by depositing with the lender United States Government Treasury Securities in an amount equal to 110% of the allocated loan amount for each office building and 105% of the allocated loan amount for each hotel upon the satisfaction of certain criteria including, but not limited to: (i) a loan-to-value ratio ("LTV Ratio") of the remaining properties of not greater than the LTV Ratio at origination or the LTV
Ratio immediately prior to the release of the specific property and (ii) a DSCR of the remaining properties of not less than the DSCR at origination or just prior to the release of the specific property.

The borrower is permitted a one-time right to release one of the properties upon the payment by the borrower of a release price in an amount less than the allocated loan amount for such property, provided that the (i) release price for such property will not be less than 75% of the initial loan amount allocated to the property, (ii) the DSCR after the release of the property will be greater than 2.0x (assuming a 30-year amortization), and (iii) the LTV Ratio of the remaining properties will be less than or equal to 60%.

SUBSTITUTION. The borrower is permitted to substitute an office property within the same master development as the collateral during the term of the loan subject to certain conditions, including but not limited to: (i) no event of default exists under the loan documents, (ii) the aggregate value of all properties released (through one or more substitutions) during the term of the loan will not exceed more than 30% of the value of the entire pool of properties, (iii) the LTV Ratio will be no worse than the LTV Ratio obtained at origination and immediately prior to the substitution, (iv) the DSCR will be no worse than both the DSCR obtained at origination and immediately prior to the substitution, (v) the lender receives written confirmation from the rating agencies that such substitution will not result in a qualification, downgrade or withdrawal of the then current ratings assigned to the securities issued pursuant to a securitization of the loan.

THE PROPERTIES. The Ballantyne Corporate Park loan is secured by 18 single- and multi-tenanted office buildings totaling approximately 1,647,906 square feet of net rentable area and two hotels totaling 208 rooms located in Charlotte, North
Carolina. The properties are located in the Ballantyne Corporate Park (the
"Park"), a 535-acre master-planned development that contains office, hotel, residential and retail uses. The office buildings and hotels included in the
Park were constructed between 1997 and 2004. The Park acts as the corporate headquarters for tenants including, among others, SPX Corporation, Lending Tree,
LLC, Ameritrust Mortgage Company, as the national operations center for
AXA-Equitable Life Insurance Company, and as regional and local offices for ESPN
Regional Television, Scottish RE (U.S.) Inc., Bank of America, and Time Warner
Telecom.

The office properties have an average economic occupancy of approximately 88.3%
and average in-place rent of $17.25 per square foot on a gross basis. The properties benefit from a diverse tenant base of 133 individual tenants, including a number of high-quality, credit-rated tenants occupying 42.5% of the total space. The office properties consist of fourteen multi-tenant buildings and four single-tenant buildings. AXA-Equitable Life Insurance Company
(NR/AA--), Lending Tree (Baa3/BBB-) and ESPN (Baa1/A-), rated investment grade by Moody's and S&P, respectively, each occupy a single-tenant building. The single tenant buildings are configured to accommodate multi-tenant occupants.

The hotel properties consist of a Courtyard by Marriott, a four-story, 90-room hotel constructed in 1998, and a Staybridge Suites, a three-story, two building,
118-room hotel constructed in 2001. Amenities at the Courtyard by Marriott include a cafe with a 32 person seating capacity, a 624 square foot meeting room that accommodates up to 50 people, an indoor pool, a fitness center and a business center with free internet access. The Staybridge Suites hotel offers a meeting room designed for small groups, a dining area available for breakfast, an indoor pool and a fitness center. Occupancy at the Staybridge Suites and
Courtyard by Marriott were 73.9% and 80.8%, respectively, as of October 31,
2005.

THE MARKET(1). Ballantyne Corporate Park is located in Charlotte, Mecklenburg
Country, North Carolina, which is part of the Charlotte-Gatonia-Concord NC-SC metropolitan statistical area (the "Charlotte MSA"), approximately 12 miles south of the Charlotte central business district and seven miles from the
Charlotte Douglass International Airport. The property is visible and accessible from Interstate 485, the beltway that encircles Charlotte, and provides access to Interstate 85, Interstate 77, downtown Charlotte and the airport. The City of
Charlotte possesses a strong concentration of financial institutions and a diverse economic base.

(1)   Certain information was obtained from the Ballantyne Corporate Park appraisals dated 11/14/05 and 2/14/06.

                                    27 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                            BALLANTYNE CORPORATE PARK
--------------------------------------------------------------------------------

THE OFFICE MARKET.

The Park is located within the NC-51/Southeast submarket of Charlotte. The office submarket contains approximately 3.8 million square feet of office space.
The average office occupancy in the submarket is 85.2%. Vacancy trends in the submarket have recovered from a 2004 rate of 21.8% to a vacancy rate of 14.8% as of June 30, 2005. As of the second quarter of 2005, the office submarket had an average rental rate of $19.84 per square foot on a gross basis, which is greater than the Park's average rental rate of $17.25 per square foot.

THE HOTEL MARKET.

The Charlotte MSA had an inventory of 30,321 rooms in 279 hotels as of July
2005, according to Smith Travel Research. Occupancy rates and average daily rates ("ADR") for both limited and full service properties in the overall market have increased between the years 2002 to 2004. For the trailing 12 months ending
July 2005, the market reported an average occupancy rate, ADR and Revenue Per
Available Room ("RevPAR") of 57.3%, $65.57 and $37.60, respectively.

Hotel demand for the neighborhood is primarily generated by the 2 million square feet of surrounding office development and the proximity of Interstate 485 and
US Highway 521. Other demand generators include various retail shopping and entertainment venues nearby, including Carolina Place Mall and the Paramount
Carowinds amusement park. The Park's hotel properties' room occupancy is generated from the corporate segment (90%), and the group/meeting and leisure/transient segments (5% each).

PROPERTY MANAGEMENT. The property will be managed by Bissel, an affiliate of the borrowing entities.

-----------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE ROLLOVER SCHEDULE
             NUMBER OF    SQUARE                                              CUMULATIVE    CUMULATIVE   CUMULATIVE    CUMULATIVE %
              LEASES       FEET      % OF GLA    BASE RENT      % OF BASE     SQUARE FEET    % OF GLA     BASE RENT    OF BASE RENT
YEAR         EXPIRING    EXPIRING    EXPIRING    EXPIRING     RENT EXPIRING    EXPIRING      EXPIRING     EXPIRING       EXPIRING
-----------------------------------------------------------------------------------------------------------------------------------

VACANT          NAP        192,522     11.7%            NAP        NAP           192,522       11.7%             NAP         NAP
2006 & MTM       25        146,633      8.9     $ 3,337,711       11.5%          339,155       20.6%     $ 3,337,711        11.5%
2007             22        132,777      8.1       2,991,219       10.3           471,932       28.6%     $ 6,328,929        21.9%
2008             20         97,141      5.9       2,142,736        7.4           569,073       34.5%     $ 8,471,666        29.2%
2009             24        205,365     12.5       3,757,063       13.0           774,438       47.0%     $12,228,729        42.2%
2010             26        268,540     16.3       5,368,201       18.5         1,042,978       63.3%     $17,596,930        60.8%
2011             11         90,564      5.5       1,726,322        6.0         1,133,542       68.8%     $19,323,252        66.7%
2012              2        108,664      6.6       2,334,321        8.1         1,242,206       75.4%     $21,657,573        74.8%
2013              6        199,775     12.1       3,570,786       12.3         1,441,981       87.5%     $25,228,359        87.1%
2014              1          3,041      0.2          63,222        0.2         1,445,022       87.7%     $25,291,582        87.3%
2015              2         23,184      1.4         331,150        1.1         1,468,206       89.1%     $25,622,732        88.5%
2016              3        164,457     10.0       3,023,071       10.4         1,632,663       99.1%     $28,645,803        98.9%
AFTER             1         15,243      0.9         318,121        1.1         1,647,906      100.0%     $28,963,924       100.0%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:          143      1,647,906    100.0%    $28,963,924      100.0%
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                         SIGNIFICANT TENANTS ROLLING IN 2010
                                                                   SQUARE      ANNUAL      % OF 2010     TENANT RENT
                                                                    FEET        BASE       BASE RENT     PSF/MARKET
PROPERTY NAME                    TENANT                           EXPIRING      RENT      EXPIRING(1)    RENT PSF(2)
---------------------------------------------------------------------------------------------------------------------

LENDING TREE BUILDING            LENDING TREE LLC                  37,800    $  844,604      15.7%      $22.34/$19.84
LENDING TREE BUILDING TWO        LENDING TREE LLC                  37,800       704,186      13.1       $18.63/$19.84
HIXON BUILDING                   BALLANTYNE BUSINESS CENTER        25,773       541,233      10.1       $21.00/$19.84
SIMMONS BUILDING                 FIRST NATIONAL BANK OF ARIZONA    25,863       572,799      10.7       $22.15/$19.84
FRENETTE BUILDING                LENDING TREE, LLC                 39,374       744,724      13.9       $18.91/$19.84
HIXON BUILDING                   BANK OF AMERICA                   25,771       410,790       7.7       $15.94/$19.84
---------------------------------------------------------------------------------------------------------------------
TOTAL                                                             192,381    $3,818,355      71.1%
---------------------------------------------------------------------------------------------------------------------
2010 TOTAL BASE RENT EXPIRING:                                               $5,368,201
---------------------------------------------------------------------------------------------------------------------

(1)   Calculated based on total rent expected to be collected in 2010.

(2)   Based on certain information obtained from the appraisal.

                                    28 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                            BALLANTYNE CORPORATE PARK
--------------------------------------------------------------------------------

                  [PHOTO OF BALLANTYNE CORPORATE PARK OMITTED]

                                    29 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                            BALLANTYNE CORPORATE PARK
--------------------------------------------------------------------------------

         [MAP INDICATING LOCATION OF BALLANTYNE CORPORATE PARK OMITTED]

                                    30 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                            BALLANTYNE CORPORATE PARK
--------------------------------------------------------------------------------

                   [MAP OF BALLANTYNE CORPORATE PARK OMITTED]

                                    31 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                               COLONY II PORTFOLIO
--------------------------------------------------------------------------------

                    [3 PHOTOS OF COLONY II PORTFOLIO OMITTED]

                                    32 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                               COLONY II PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:               $158,564,000
CUT-OFF DATE PRINCIPAL BALANCE:           $158,564,000
% OF POOL BY IPB:                         5.7%
LOAN SELLER:                              JPMorgan Chase Bank, N.A.
BORROWER:                                 CRP Holdings A-2 LLC
SPONSOR:                                  Colony Capital
ORIGINATION DATE:                         Various
INTEREST RATE:                            5.588000%
INTEREST-ONLY PERIOD:                     Various(1)
MATURITY DATE:                            Various(1)
AMORTIZATION TYPE:                        Interest-only
ORIGINAL AMORTIZATION:                    N/A
REMAINING AMORTIZATION:                   N/A
CALL PROTECTION:                          Various
CROSS COLLATERALIZATION:                  Yes
LOCK BOX:                                 Cash Management Agreement
ADDITIONAL DEBT:                          No
ADDITIONAL DEBT TYPE:                     Permitted Mezzanine Loan(2)
LOAN PURPOSE:                             Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS / RESERVES:                           INITIAL                MONTHLY
                                          --------------------------------------
TAXES:                                          $0                     $0
INSURANCE:                                      $0                     $0
CAP EX:                                         $0                     $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                   Portfolio
TITLE:                                    Fee
PROPERTY TYPE:                            Various
SQUARE FOOTAGE:                           2,910,423 square feet/728 units
LOCATION:                                 Various
YEAR BUILT/RENOVATED:                     Various / Various
OCCUPANCY:                                91.8%
OCCUPANCY DATE:                           Various
NUMBER OF TENANTS:                        77
HISTORICAL NOI:
  2003:                                   $10,565,677
  2004:                                   $12,162,699
  TTM AS OF VARIOUS                       $13,475,901
UW REVENUES:                              $27,772,995
UW EXPENSES:                              $10,201,131
UW NOI:                                   $17,572,863(3)
UW NET CASH FLOW:                         $16,075,969
APPRAISED VALUE:                          $266,600,000
APPRAISAL DATE:                           Various
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF & UNIT:
  OFFICE:                                 $107
  INDUSTRIAL:                             $33
  MULTIFAMILY:                            $49,313
CUT-OFF DATE LTV:                         59.5%
MATURITY DATE LTV:                        59.5%
UW DSCR:                                  1.79x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                         SIGNIFICANT PORTFOLIO TENANTS
--------------------------------------------------------------------------------------------------------------
                                      MOODYS/         SQUARE        % OF         BASE               LEASE
TENANT NAME                           S&P(4)           FEET          GLA       RENT PSF        EXPIRATION YEAR
--------------------------------------------------------------------------------------------------------------

ST. GEORGE WAREHOUSE                                  425,300       14.6%       $2.39                2011
WILPAK                                                323,500       11.1%       $2.25                2010
FORD MOTOR COMPANY                    Ba3/BB+         252,328       8.7%        $2.00                2012
PCS & CTS                                             197,136       6.8%        $1.77                2013
EMPIRE COMPANY                                        140,003       4.8%        $1.54                2011
--------------------------------------------------------------------------------------------------------------

(1)   Please see portfolio summary on next page.

(2)   The Borrower shall have a one-time right to obtain mezzanine debt up to
      60% of LTV upon satisfaction of certain DSCR tests provided there is no default.

(3)   Underwritten cash flow includes, among other things, rent steps occurring within the next six months at Oakbrook Terrace and income from new tenants in occupancy since October at Alamo Crossing.

(4)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

                                    33 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                               COLONY II PORTFOLIO
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                SUMMARY OF OFFICE AND INDUSTRIAL PORTFOLIO
PROPERTY NAME                               LOCATION             YEAR          SQUARE           OCCUPANCY
(PROPERTY TYPE)                           (CITY,STATE)           BUILT          FEET                %
-----------------------------------------------------------------------------------------------------------

ALAMO CROSSING COMMERCE                Houston, TX                2002       1,047,797             88.9%
CENTER
(Industrial)
FAIR OAKS                              Fairfax, VA                1988         140,094            100.0%
(Office)
KENSINGTON BUSINESS CENTER             Mount Prospect, IL         1979         452,684             75.7%
(Industrial)
OAKBROOK TERRACE CORPORATE             Oakbrook Terrace, IL       1991         233,367             82.1%
CENTER III
(Office)
SOUTHFIELD LOGISTICS                   Forrest Park, GA           1970         799,200            100.0%
(Industrial)
THE PARK IN WOODINVILLE                Woodinville, GA            1982         237,281            100.0%
(Industrial)
-----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                                      2,910,423             91.1%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   LOAN        ALLOCATED
PROPERTY NAME                                                     LEAD TENANT      TERM           LOAN
(PROPERTY TYPE)                            LEAD TENANT             % OF GLA       MONTHS         AMOUNT
-----------------------------------------------------------------------------------------------------------

ALAMO CROSSING COMMERCE                Ford Motor Company            24.1%          96       $ 33,112,683
CENTER
(Industrial)
FAIR OAKS                              GSA                           27.8%          72         23,770,000
(Office)
KENSINGTON BUSINESS CENTER             Output Technologies           24.3%          84         18,000,587
(Industrial)
OAKBROOK TERRACE CORPORATE             Computing Technical           16.6%          72         16,200,000
CENTER III                             Industries
(Office)
SOUTHFIELD LOGISTICS                   St. George Warehouse          53.2%          72         16,000,000
(Industrial)
THE PARK IN WOODINVILLE                Technical Glass Products      20.9%          96         15,580,730
(Industrial)
-----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                                                      $122,664,000
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                SUMMARY OF MULTIFAMILY PORTFOLIO
                                                                                                        LOAN
                                                           YEAR      NUMBER OF                          TERM      ALLOCATED LOAN
PROPERTY NAME (PROPERTY TYPE)        CITY, STATE          BUILT        UNITS          OCCUPANCY %      MONTHS         AMOUNT
--------------------------------------------------------------------------------------------------------------------------------

HOLLAND PARK                      Lawrenceville, GA        1998          496             94.4%           84        $22,400,000
AZALEA SPRINGS                    Marietta, GA             1995          232             94.4%           84         13,500,000
--------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                                  728             94.4%           84        $35,900,000
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                MULTIFAMILY SUMMARY -- HOLLAND PARK
                                NO. OF       AVERAGE UNIT                          AVERAGE MONTHLY
UNIT MIX                        UNITS        SQUARE FEET        % OF TOTAL SF        ASKING RENT
--------------------------------------------------------------------------------------------------

ONE-BEDROOM                      269              812               44.0%                $779
TWO-BEDROOM                      164            1,146               37.8                 $942
THREE-BEDROOM                     63            1,435               18.2               $1,190
--------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          496            1,001              100.0%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                              MULTIFAMILY SUMMARY -- AZALEA SPRINGS
                                NO. OF       AVERAGE UNIT                          AVERAGE MONTHLY
UNIT MIX                        UNITS        SQUARE FEET        % OF TOTAL SF        ASKING RENT
--------------------------------------------------------------------------------------------------

ONE-BEDROOM                      128              712               44.0%                $729
TWO-BEDROOM                       80            1,058               40.8                 $925
THREE-BEDROOM                     24            1,309               15.2               $1,002
--------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          232              893              100.0%
--------------------------------------------------------------------------------------------------

                                    34 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                               COLONY II PORTFOLIO
--------------------------------------------------------------------------------

THE LOAN. The Colony II Portfolio is secured by the fee interest in a portfolio of eight property groups which include multifamily, office and industrial properties. The mortgaged properties are located in Georgia, Illinois, Texas,
Virginia and Washington. The mortgage loan is governed by a single loan agreement consisting of 8 groups of mortgaged assets, representing 41 separate buildings. Each of the 8 groups of mortgaged assets collateralizes one of three notes, with varying maturity dates and prepayment lockout periods.

RELEASE. The Colony II Portfolio loan permits the release of one or more mortgaged properties from the lien of the mortgage upon the satisfaction of certain conditions, including but not limited to: (i) the payment of 107.5% of the allocated loan amount or value of such properties to be released and (ii)
the satisfaction of certain debt service coverage ratio tests with respect to the mortgaged properties remaining after giving effect to the release.

SUBSTITUTION. The borrower may obtain a release of an individual mortgaged property by substituting its interest in other properties as collateral during the term of the mortgage loan, upon the satisfaction of certain conditions, including but not limited to: (i) no event of default exists under the related mortgage loan documents; (ii) the aggregate appraised values of all mortgaged properties being released does not exceed 50% of the original value of the mortgaged properties on their respective origination dates (a release of over
35% is required to receive confirmation from the rating agencies); (iii) the substitute property is owned in fee (and does not include any ground lease);
(iv) the fair market value of the substitute property is not less than 100% of the fair market value of the mortgaged property being released; (v) certain debt service coverage tests are satisfied; and (vi) the net operating income of the substitute property is greater than 100% of the net operating income of the property being released.

THE BORROWER. The borrowing entity, CRP Holdings A-2, LLC, is controlled by
Colony Realty Partners, L.P., a newly formed investment vehicle focused on real estate opportunities. The key principal, Colony Capital, has investments in assets with a value of $15.6 billion and has been in operation since 1991.
Colony Capital manages six other real estate funds.

THE PROPERTY. The Colony II Portfolio consists of eight groups of mortgaged assets consisting of approximately 2,910,423 total square feet and approximately
728 total units. The portfolio includes two multifamily properties (728 units), four groups of industrial properties (approximately 2,536,962 square feet), and two office properties (approximately 373,461 square feet). All eight groups of mortgaged assets are cross-collateralized.

ALAMO CROSSING COMMERCE CENTER

Alamo Crossing Commerce Center consists of a 4-building, 1-story multi-tenant warehouse industrial facility containing approximately 1,047,797 square feet of net rentable area located in Houston, Texas. The property is approximately 89%
occupied by 11 tenants paying an average rent of $4.27 per square foot on a triple-net basis. The buildings were constructed in 2001 and 2002.

AZELEA SPRINGS

Azelea Springs consists of eleven 3-story apartment buildings containing 232 units and approximately 194,796 square feet of net rentable area located in
Marietta, Georgia. The property was constructed in 1995 and is approximately 95%
occupied with an average rent of $825 per unit ($0.92 per square foot). The unit mix consists of 128 1-bedroom/1-bathroom units, 80 2-bedroom/2-bathroom units and 24 3-bedroom/2 bathroom units. Amenities at the property include a swimming pool, an exercise room, a tennis court, a laundry facility and a car wash.

FAIR OAKS COMMERCE CENTER

Fair Oaks consists of a 6-story office building containing approximately 140,094 square feet of net rentable area located in Fairfax, Virginia. The property was constructed in 1988 and is 100% occupied with average rent of approximately
$27.27 per square foot.

HOLLAND PARK APARTMENTS

Holland Park Apartments consists of seventeen 3- and 4-story garden-style apartment buildings containing 496 units and approximately 496,641 square feet of net rentable area located in Lawrenceville, Georgia. The property was constructed in 1997 and 1998 and is approximately 95% occupied with an average rent of $885 per unit ($0.88 per square foot). The unit mix consists of 269
1-bedroom/1-bathroom units, 164 2-bedroom/2-bathroom units and 63
3-bedroom/2-bathroom units. Amenities at the property include two swimming pools, three lighted tennis courts, two carwash facilities, a children's playground, a laundry facility, a fitness center and a clubhouse.

KENSINGTON BUSINESS CENTER

Kensington Business Center consists of seven 1-story single and multi-tenanted industrial buildings containing approximately 452,684 square feet of space (44%
of which consist of office space) located in Mount Prospect, Illinois. The properties were constructed between 1979 and 1989 and are approximately 75.7%
occupied by 11 tenants paying average rent of $6.56 per square foot.

OAKBROOK TERRACE CORPORATE CENTER III

Oakbrook Terrace consists of a 10-story office building containing approximately
233,367 square feet of net rentable area located in Oakbrook Terrace, Illinois.
The property was constructed in 1991 and is approximately 82.1% occupied with an average rent of $11.00 per square foot on a triple-net basis.

SOUTHFIELD LOGISTICS

Southfield Logistics consists of two 1-story industrial buildings containing approximately 799,200 square feet of gross building area located in Forest Park,
Georgia. The properties were constructed in 1970 and 1975 and are approximately
93.7% occupied by 2 tenants paying an average rent of approximately $2.36 per square foot on a triple-net basis.

                                    35 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                               COLONY II PORTFOLIO
--------------------------------------------------------------------------------

THE PARK AT WOODINVILLE

The Park at Woodinville consists of five 1-story industrial buildings containing approximately 237,281 square feet (20% of which consist of office build-out) and located in Woodinville, Washington. The properties were constructed between 1982 and 1984 and are approximately 100% occupied with average rent of approximately
$6.65 per square foot on a triple-net basis.

THE MARKET(1).

ALAMO CROSSING COMMERCE CENTER

Alamo Crossing Commerce Center is located in the City of Houston, in northwest
Harris County, Texas. The property is located in close proximity to U.S. Highway
290, which extends northwest-southeast and intersects Loop 610 and Beltway 8.
The Houston central business district is located 12 miles southeast of the property. Comparable average asking rent for industrial properties in the market is $4.07 per square foot on a triple-net basis with an overall market vacancy rate of 10.4%.

AZELEA SPRINGS

Azelea Springs is located on the south side of Roswell Road in Marietta, Cobb
County, Georgia. The property is located approximately 15 miles northwest of downtown Atlanta. The population within a 1-, 3- and 5-mile radius of the property is 7,031, 77,703 and 187,394 persons, respectively. The average household income within a 1-, 3- and 5-mile radius of the property is $81,540,
$82,182 and $88,643, respectively. The Cobb County submarket contains 65,130 total units with a reported occupancy rate of 91.6% and an average rent of $0.78 per square foot.

FAIR OAKS COMMERCE CENTER

Fair Oaks Commerce Center is located along the northern side of Random Hills
Road, west of Waples Mill Road in Fairfax, Virginia, approximately 15 miles west of Washington, DC. The Fairfax Center submarket contains approximately 6,348,096 square feet of office inventory with a vacancy rate of 7.7%. Average asking rent for office properties in the submarket is approximately $23.99 per square foot.

HOLLAND PARK APARTMENTS

Holland Park Apartments is located within the southeast quadrant of Riverside
Parkway and McKendree Church Road, in Gwinnett County, metropolitan Atlanta,
Georgia. The property is located approximately 28 miles northeast of the Atlanta central business district. The population within a 1-, 3- and 5-mile radius of the property is 9,516, 72,592 and 177,205 persons, respectively. The average household income within a 1-, 3- and 5-mile radius of the property is $81,729,
$81,355 and $79,222, respectively. The Gwinnet submarket contains 53,164 total units with reported an occupancy rate of 93% and average rent of $0.80 per square foot.

KENSINGTON BUSINESS CENTER

Kensington Business Center is located in the northwest Chicago suburb of Mount
Prospect, Cook County, Illinois, approximately 22 miles northwest of downtown
Chicago. The properties are located in close proximity to Interstate 90, which links the area with Chicago and connects to State Highway 53 and Interstate 290.
Comparable average asking rent for industrial properties in the market ranges from $8.00 to $12.00 per square foot for industrial/flex space with a high percentage of office build-out, $3.20 to $6.50 per square foot for mid-
percentage build-out and $3.62 to $6.67 for industrial warehousing facilities on a triple-net basis with an overall market vacancy rate of 8.7%.

OAKBROOK TERRACE CORPORATE CENTER III

Oakbrook Terrace is located on the south side of Lincoln Center with additional frontage along Butterfield Road and Trans Am Plaza Drive, in the Village of
Oakbrook Terrace, Illinois, approximately 20 miles west of the Chicago central business district. The East-West Tollway submarket contains approximately
35,217,893 square feet of office inventory with a direct vacancy rate of 18.4%.
Average rent for Class B office property in the submarket ranges from $9.00 to
$13.50 per square foot on a triple-net basis.

SOUTHFIELD LOGISTICS

Southfield Logistics is located at the intersection of Kennedy Road and Old
Dixie Highway, in Forest Park, Clayton County, Georgia, approximately 10 miles south/southeast of the Atlanta central business district. The property is located in close proximity to Interstate 75, which provides access to Atlanta and Interstate 285, Atlanta's circumferential highway. The South Atlanta industrial submarket contains approximately 97,819,670 square feet of industrial space with a vacancy rate of 11.3%. Average rent for Class B/C industrial property in the market is approximately $2.55 per square foot on a triple-net basis.

(1)   Certain information was obtained from the Southfield Logistics, Fair Oaks,
      Azalea Springs, Alamo Crossing Commerce Center, The Park in Woodinville,
      Oakbrook Terrace Corporate Center III, Holland Park and Kensington
      Business Center appraisals dated January 18, 2006, December 28, 2005,
      December 19, 2005, December 2, 2005, January 3, 2006, November 4, 2005,
      October 1, 2005 and October 19, 2005, respectively.

                                    36 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                               COLONY II PORTFOLIO
--------------------------------------------------------------------------------

THE PARK AT WOODINVILLE

The Park at Woodinville is located on NE 200th Street in the city of Woodinville in northeast King County, Washington, approximately 14 miles northeast of the
Seattle central business district. The property is located in close proximity to
Highway 522 which connects to Interstate 405. The Eastside submarket contains approximately 16,375,604 square feet of industrial space with a vacancy rate of
14%. Average rent for industrial properties in the market is approximately $8.64 per square foot on a triple-net basis.

PROPERTY MANAGEMENT.

Azelea Springs and Holland Park Apartments are managed by Laramar Management
Services, LLC. Laramar has been in the apartment management business for over 15 years, is located in numerous major markets nationwide and manages a portfolio of approximately 20,000 units. Alamo Crossing Commerce Center is managed by CB
Richard Ellis ("CBRE"). CBRE (including partners and affiliates) manages a real estate portfolio consisting of over 989 million square feet in major metropolitan areas globally. Kensington Business Center is managed by Colliers
Bennet & Kahnwiler, Inc ("CBK"). CBK was founded in 1947 and currently has approximately 3.5 million square feet of industrial property under management.
Oakbrook Terrace Corporate Center and Southfield Logistics are managed by
Lincoln Property Company ("LPC"). LPC was founded in 1965 and has developed one of the largest commercial real estate management portfolios in the United
States. Fair Oaks is managed by ARC Management ("ARC"). ARC has been in business for over 20 years. The Park at Woodinville is managed by Trammell Crow Company
("Trammell Crow"). Through its Global Services Group, Trammell Crow provides building management, brokerage and project management services.

                                    37 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                               COLONY II PORTFOLIO
--------------------------------------------------------------------------------

            [MAP INDICATING LOCATIONS OF COLONY II PORTFOLIO OMITTED]

                                    38 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    39 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                             PATRICK HENRY BUILDING
--------------------------------------------------------------------------------

                  [3 PHOTOS OF PATRICK HENRY BUILDING OMITTED]

                                    40 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                             PATRICK HENRY BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:               $120,000,000
CUT-OFF DATE PRINCIPAL BALANCE:           $120,000,000
% OF POOL BY IPB:                         4.3%
SHADOW RATING (MOODY'S/S&P):              Baa3/BBB--
LOAN SELLER:                              JPMorgan Chase Bank, N.A.
BORROWER:                                 LHL Realty PH, LLC
SPONSOR:                                  Liane Ginsberg, Laurence Ginsberg,
                                          Hilary Carla Fesbach
ORIGINATION DATE:                         12/07/05
INTEREST RATE:                            5.491000%
INTEREST-ONLY PERIOD:                     120 months
MATURITY DATE:                            01/01/16
AMORTIZATION TYPE:                        Interest-only
ORIGINAL AMORTIZATION:                    N/A
REMAINING AMORTIZATION:                   N/A
CALL PROTECTION:                          L(24),Def(90),O(4)
CROSS COLLATERALIZATION:                  No
LOCK BOX:                                 No
ADDITIONAL DEBT:                          No
ADDITIONAL DEBT TYPE:                     N/A
LOAN PURPOSE:                             Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES                              INITIAL                MONTHLY
                                          --------------------------------------
TAXES:                                             $0                  $0
INSURANCE:                                         $0                  $0
TI/LC:                                     $2,844,941(1)               $0
REQUIRED REPAIRS:                                  $0                  $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                   Single Asset
TITLE:                                    Fee
PROPERTY TYPE:                            Office
UNITS:                                    520,180
LOCATION:                                 Washington, DC
YEAR BUILT/RENOVATED:                     1973 / 1997
OCCUPANCY:                                100.0%
OCCUPANCY DATE:                           11/29/05
HISTORICAL NOI:
  2003:                                   $16,450,653
  2004:                                   $15,951,720
TTM AS OF 11/30/05:                       $17,860,676
UW REVENUES:                              $21,038,660
UW EXPENSES:                              $6,147,577
UW NOI:                                   $14,891,083
UW NET CASH FLOW:                         $14,162,831(2)
APPRAISED VALUE:                          $254,000,000
APPRAISAL DATE:                           11/17/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/UNIT:                   $231
CUT-OFF DATE LTV:                         47.2%
MATURITY DATE LTV:                        47.2%
UW DSCR:                                  2.12x
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                               SIGNIFICANT TENANTS
                                       MOODYS/        SQUARE           % OF          BASE RENT         LEASE
TENANT NAME                             S&P(3)         FEET             GLA             PSF       EXPIRATION YEAR
-----------------------------------------------------------------------------------------------------------------

U.S. DEPARTMENT OF JUSTICE             Aaa/AAA       520,180           100.0%          $41.25           2015
-----------------------------------------------------------------------------------------------------------------

(1)   Represents certain tenant improvement obligations of the landlord due under the lease.

(2)   Reduction in underwritten cash flow is related to, among other things, the new terms of the lease signed in September, 2005, an underwritten normalized management fee of 3% and underwritten vacancy of 5%.

(3)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

                                    41 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                             PATRICK HENRY BUILDING
--------------------------------------------------------------------------------

THE LOAN. The Patrick Henry Building mortgage loan is secured by a fee interest in a 520,180 square foot Class B+ office building located in the East End submarket within the Washington, DC central business district (the "Washington
CBD").

THE BORROWER. The borrowing entity, LHL Realty PH, LLC, is a special purpose entity. The sponsors of the Patrick Henry Building, Liane Ginsberg, Laurence
Ginsberg and Hilary Carla Fesbach, own over 45 residential buildings and parking structures in New York City as well as two office properties in the Washington
CBD.

THE PROPERTY. The Patrick Henry Building, constructed in 1973 and renovated in
1997, is a 10-story office building with approximately 520,180 square feet of rentable area. It is situated on a 1.23 acre site located on the northwest corner of 6th and D streets. The property can be accessed via the Green, Yellow and Red Metro Lines at Gallery Place-Chinatown and the Red Line at Judiciary
Square, both located approximately 2-3 blocks northwest and northeast of the property. The property is also served by a subterranean parking garage containing 105 parking spaces.

As of November 29, 2005 the property was 100% leased to the Government Services
Administration ("GSA"), rated "Aaa" and "AAA" by Moody's and S&P, respectively and is occupied by the United States Department of Justice (the "USDOJ"). The
various divisions of the USDOJ occupying space at the property include the Tax,
Civil and Environmental & Natural Resources. The lease expires in August 2015 with a rental rate of $41.25 per square foot on a modified gross basis. The lease is not subject to appropriations clauses. The property's neighborhood is largely comprised of GSA leases and is primarily occupied by the USDOJ. The headquarters of the FBI, a USDOJ agency, is located across the street. The GSA has been in the building since the property was built in 1973.

THE MARKET.(1) The property is located in the East End submarket, the second largest submarket in Washington, DC. The East End submarket contains approximately 37.7 million square feet of competitive office space comprised of
191 buildings with less than 3.6 million square feet of vacant directly leased and sublet space as of the second quarter of 2005. The 1997 completion of the
MCI Sports Arena, which houses the Washington Wizards basketball and Washington
Capitals hockey franchises, along with the completion of the 2.3 million square foot Convention Center at Mount Vernon Square, have contributed to the stimulation of development on the remaining East End submarket sites. Several large law firms have committed or moved to new office buildings in the area. In addition, large nonprofit organizations and federal agencies such as the
Smithsonian Institution, the US Mint, and the Corporation for Public
Broadcasting have recently committed to new projects in the East End submarket.

As of the second quarter of 2005, the average Class A vacancy rate in the East
End submarket was 9.9%, with rent rates of approximately $46.95 per square foot on a gross basis. Class B and C submarket vacancy rates were 6.6%, with rent rates averaging approximately $35.35 per square foot on a gross basis.

PROPERTY MANAGEMENT. The property is managed by CB Richard Ellis, Inc ("CBRE").
CBRE (including partners and affiliates) manages a real estate portfolio consisting of over 989 million square feet of space in major metropolitan areas globally.

(1)   Certain information was obtained from the Patrick Henry Building appraisal dated November 17, 2005.

                                    42 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                             PATRICK HENRY BUILDING
--------------------------------------------------------------------------------

           [MAP INDICATING LOCATION OF PATRICK HENRY BUILDING OMITTED]

                                    43 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                                  CENTERPOINT I
--------------------------------------------------------------------------------

                       [4 PHOTOS OF CENTERPOINT I OMITTED]

                                    44 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                                  CENTERPOINT I
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:(1)            $117,450,000
CUT-OFF DATE PRINCIPAL BALANCE:(1)        $117,450,000
% OF POOL BY IPB:                         4.2%
SHADOW RATING (MOODY'S/S&P):              Baa3/BBB-
LOAN SELLER:                              JPMorgan Chase Bank, N.A.
BORROWER:                                 CJF1 LLC
SPONSOR:                                  CenterPoint Properties Trust and JF
                                          US Industrial Trust
ORIGINATION DATE:                         07/27/05
INTEREST RATE:                            5.204000%
INTEREST-ONLY PERIOD:                     60 months
MATURITY DATE:                            08/07/10
AMORTIZATION TYPE:                        Interest-only
ORIGINAL AMORTIZATION:                    N/A
REMAINING AMORTIZATION:                   N/A
CALL PROTECTION:                          L(24),Def(25),O(4)
CROSS COLLATERALIZATION:                  No
LOCK BOX:                                 Cash Management Agreement
ADDITIONAL DEBT:(2)                       $13,050,000
ADDITIONAL DEBT TYPE:                     Existing Pari Passu Floating Rate
                                          Debt
LOAN PURPOSE:                             Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS / RESERVES                            INITIAL                MONTHLY
                                          --------------------------------------
TAXES:                                          $0                     $0
INSURANCE:                                      $0                     $0
CAP EX:                                         $0                     $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                   Portfolio
TITLE:                                    Fee
PROPERTY TYPE:                            Industrial
SQUARE FOOTAGE:                           5,390,542
LOCATION:                                 Various
YEAR BUILT:                               Various
OCCUPANCY:                                93.4%
OCCUPANCY DATE:                           07/26/05
NUMBER OF TENANTS:                        28
HISTORICAL NOI:
  2003:                                   $9,260,758
  2004:                                   $11,779,477
UW REVENUES:                              $23,656,104
UW EXPENSES:                              $6,354,380
UW NOI:                                   $17,301,726(3)
UW NET CASH FLOW:                         $16,063,160
APPRAISED VALUE:                          $198,250,000
APPRAISAL DATE:                           Various
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                     $24
CUT-OFF DATE LTV:                         65.8%
MATURITY DATE LTV:(4)                     65.8%
UW DSCR:(5)                               2.32x
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                          SIGNIFICANT PORTFOLIO TENANTS
                                                                                       BASE
                                       MOODYS/        SQUARE           % OF            RENT            LEASE
TENANT NAME                             S&P            FEET             GLA             PSF       EXPIRATION YEAR
-----------------------------------------------------------------------------------------------------------------

TRUE VALUE COMPANY                                   1,194,650         22.2%           $2.18            2013
DSC LOGISTICS                                        1,021,275         18.9%           $2.60            2011
FACTORY CARD OUTLET OF AMERICA                         440,343          8.2%           $5.35            2007
NEXUS DISTRIBUTION                                     309,000          5.7%           $3.50            MTM
DUNI CORPORATION                                       300,120          5.6%           $4.91            2012
CITY OF CHICAGO                                        225,499          4.2%           $5.63            2007
-----------------------------------------------------------------------------------------------------------------

(1)   The $130,500,000 loan was bifurcated into a $117,450,000 fixed rate note, included in the trust, and a $13,050,000 pari passu floating rate note, which is not included in the trust.

(2)   The pari passu floating rate portion has an initial term of 2 years with
      (3) one-year extension options and a LIBOR cap of 8.0%.

(3)   The difference in 2004 NOI and UW NOI is primarily attributable to, among other things; (i) approximately $3.0 million of effective gross income
      (EGI) underwritten for 308 S. Division Street which had $0 contributed to
      2004 NOI and (ii) approximately $2.4 million of EGI underwritten for 21705
      W. Mississippi Street which was vacant for over half of 2004 with approximately $587,000 contributed toward 2004 NOI.

(4)   Calculated based on the total note amount of $130,500,000.

(5)   An assumed LIBOR of 4.50% was used for the pari passu floating rate portion to calculate DSCR. If the LIBOR cap of 8.00% is used for the pari passu floating rate portion, the DSCR of the loan will be 2.17x.

                                    45 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                                  CENTERPOINT I
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                         PORTFOLIO SUMMARY
LOAN                                               LOCATION                YEAR             SQUARE
ID       PROPERTY NAME                          (CITY, STATE)              BUILT             FEET
----------------------------------------------------------------------------------------------------

12.01    21705-21707                         Elwood , IL                   2004            1,021,275
         West Mississippi Street
12.02    308 South Division Street           Harvard, IL                   1942            1,350,450
12.03    2727 Diehl Road                     Naperville, IL                1997              440,343
12.04    West 165 N5830 Ridgewood            Menomonee Falls ,WI           1996              300,120
         Drive
12.05    900 East 103rd Street               Chicago , IL                  1913              529,595
12.06    27413 South Baseline                Elwood, IL                    2004              213,000
12.07    3145 Central Avenue                 Waukegan, IL                  1958              292,000
12.08    1445-1645 Greenleaf Avenue          Elk Grove Village, IL         1968              150,000
12.09    6510 West 73rd Street               Bedford Park, IL              1974              309,000
12.10    7200 Mason Avenue                   Bedford Park , IL             1974              207,345
12.11    3602 North Kenicott                 Arlington Heights, IL         1999               94,300
12.12    10700 Waveland Avenue               Franklin Park , IL            1973              134,600
12.13    800-850 Regency Drive               Glendale Heights, IL          1987               48,230
12.14    920 Frontenac Road                  Naperville, IL                1987              121,220
12.15    9700 Harlem Avenue                  Bridgeview, IL                1967              101,140
12.16    28160 North Keith Drive             Lake Forest, IL               1989               77,924
----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                                                     5,390,542
----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
LOAN                      OCCUPANCY                                                 LEAD TENANT      ALLOCATED
ID                          %(1)                      LEAD TENANTS                  % OF GLA       LOAN AMOUNT(2)
-----------------------------------------------------------------------------------------------------------------

12.01                      100.0%          DSC Logistics                             100.0%           $19,800,000
12.02                      100.0%          True Value Company                         88.5%            18,738,000
12.03                      100.0%          Factory Card Outlet of America, Ltd.      100.0%            16,020,000
12.04                      100.0%          Duni Corporation                          100.0%            10,035,000
12.05                       64.9%          The City of Chicago                        42.6%             8,820,000
12.06                      100.0%          California Cartage                        100.0%             7,515,000
12.07                      100.0%          Coleman Cable Corporation                  61.6%             6,840,000
12.08                       67.3%          Metropolitan Container Packing             16.0%             4,464,000
                                           Group
12.09                      100.0%          Nexus Distribution Corporation            100.0%             4,230,000
12.10                      100.0%          Prairie Packaging                         100.0%             4,185,000
12.11                      100.0%          The Design Agency                         100.0%             3,438,000
12.12                      100.0%          DHL                                       100.0%             3,060,000
12.13                      100.0%          Ford Motor Company                         56.3%             2,880,000
12.14                        0.0%          Vacant                                    100.0%             2,655,000
12.15                      100.0%          Kaiser Aluminum                           100.0%             2,475,000
12.16                      100.0%          Popcorn Factory Inc.                      100.0%             2,295,000
-----------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE      93.4%                                                                    $117,450,000
-----------------------------------------------------------------------------------------------------------------

(1)   For the first full year of the loan a master lease agreement will be in effect. Under this agreement, CenterPoint Properties Trust will pay the base annual rent as well as additional rents on all vacant space at the time the master lease agreement was executed. Additionally, rents will be paid on rollover space currently leased that becomes vacant during the term of the master lease agreement.

(2)   For each property, the pro rata allocation to the $117,450,000 fixed rate note included in the trust.

THE LOAN. The CenterPoint I mortgage loan is secured by a fee simple interest in
16 industrial properties consisting of approximately 5,390,542 square feet located in the Chicago, Illinois and Milwaukee, Wisconsin areas.

The total financing amount of $130,500,000 is bifurcated into two pari passu notes, a $117,450,000 fixed rate A-1 note included in the trust and a
$13,050,000 floating rate note not included in the trust.

THE BORROWER. The borrowing entity is a joint venture between CenterPoint
Properties Trust ("CenterPoint") (NYSE: CNT) and JF US Industrial Trust. Founded
in 1984, CenterPoint, a publicly traded real estate investment trust, is the largest industrial property company in the greater Chicago market. The company owns a portfolio of approximately 215 industrial properties with over 37 million square feet.

JF US Industrial Trust is a property trust which is publicly listed on the
Australian Stock Exchange (ASX: JUICA). JF US Industrial Trust is managed by
James Fielding Funds Management Limited, the property funds management arm of the Mirvac Group. The Mirvac Group is a leading diversified property Group listed on the Australian Stock Exchange with a market capitalization of more than $3 billion.

MASTER LEASE. The CenterPoint I mortgage loan is subject to a Master Lease
Agreement (the "Master Lease") executed by CenterPoint, which will be in effect for the first full year of the loan. Under this agreement, CenterPoint
Properties Trust will pay the base annual rent as well as additional rents on all vacant space at the time the Master Lease was executed. Additionally, rents will be paid for one year on currently leased space that becomes vacant during the term of the Master Lease.

RELEASE. Provided that no event of default exists, individual properties may be subject to the satisfaction of certain conditions, including, but not limited to: (i) payment by the borrower of an amount equal to 110% of the allocated loan amount of the individual property to be released; and (ii) the DSCR following the proposed release will equal or exceed the DSCR immediately prior to the date of the release.

SUBSTITUTION. The borrower may obtain a release of an individual mortgaged property by substituting its interest in other properties as collateral subject to the satisfaction of certain conditions, including, but not limited to: (i) no event of default exists; (ii) the aggregate value of all properties released
(through one or more substitutions) will not exceed more than 50% of the original value of the CenterPoint I mortgaged properties on the date of origination (amounts over 35% are required to receive confirmation from the rating agencies); (iii) the DSCR following the substitution shall equal or exceed the DSCR immediately prior to the date of the proposed substitution and;
(iv) the appraised value of the substitution shall equal or exceed the appraised value of the property to be substituted.

                                    46 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                                  CENTERPOINT I
--------------------------------------------------------------------------------

THE PROPERTIES AND MARKETS.(1)

CHICAGO MSA (15 PROPERTIES)

Eighteen industrial/warehouse buildings totaling approximately 5,090,422 square feet are located in 9 separate submarkets within the Chicago metropolitan statistical area. The buildings were constructed between 1942 and 2004 and are currently 93.4% occupied with major tenants as follows: True Value Company
(occupying approximately 1,194,650 square feet, paying rent of $2.18 per square foot on a triple-net basis and expiring in November 2013), DSC Logistics
(occupying approximately 1,021,275 square feet, paying rent of $2.60 per square foot on a triple-net basis and expiring in June 2011), and Factory Card Outlet of America (occupying approximately 440,343 square feet, paying rent of $5.35 per square foot triple-net and expiring in September 2007). The buildings are concentrated within 75 miles of downtown Chicago and provide access to the area's transportation infrastructure including interstates, highways and
Chicago's air and rail transportation hubs.

The Chicago warehouse/distribution market has an overall vacancy rate of 12.3%.
As of the first quarter of 2005, average asking rents in the overall market averaged $4.27 per square foot on a triple-net basis. The North Chicago submarket had the highest asking rents at $5.48 per square foot, while the South
Suburbs submarket posted the lowest asking rents at an average of $3.12 per square foot.

MILWAUKEE MSA (1 PROPERTY)

West N5830 Ridgewood Drive consists of a single tenant warehouse/distribution building totaling approximately 300,120 square feet located in Menomonee Falls,
Wisconsin, approximately 17 miles northwest of the Milwaukee central business district. The building was built in 1996 and is 100% leased to the Duni
Corporation through December 2012, with rent of $4.91 per square foot on a triple-net basis.

The Waukesha County warehouse/distribution submarket has an overall vacancy rate of 8.65% with average rents ranging between $3.50 and $5.50 per square foot on a triple-net basis.

PROPERTY MANGEMENT. The properties are managed by CenterPoint.

(1)   Certain information was obtained from the CenterPoint I appraisals dated between June 14, 2005 and June 21, 2005.

----------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        CUMULATIVE
              NUMBER      SQUARE       % OF                                   CUMULATIVE    CUMULATIVE   CUMULATIVE     % OF BASE
             OF LEASES     FEET        GLA       BASE RENT      % OF BASE     SQUARE FEET    % OF GLA     BASE RENT        RENT
YEAR         EXPIRING    EXPIRING    EXPIRING    EXPIRING     RENT EXPIRING    EXPIRING      EXPIRING     EXPIRING       EXPIRING
----------------------------------------------------------------------------------------------------------------------------------

VACANT           NAP       356,046       6.6%           NAP        NAP          356,046        6.6%              NAP        NAP
2006 & MTM        13     1,151,258      21.4    $ 4,224,524       23.3%       1,507,304       28.0%       $4,224,524       23.3%
2007               6       840,936      15.6      4,467,397       24.7        2,348,240       43.6%       $8,691,920       48.0%
2008               2        83,185       1.5        529,551        2.9        2,431,425       45.1%       $9,221,471       50.9%
2009               3       438,345       8.1      2,108,679       11.6        2,869,770       53.2%      $11,330,150       62.6%
2010               0             0       0.0              0        0.0        2,869,770       53.2%      $11,330,150       62.6%
2011               2     1,026,002      19.0      2,693,913       14.9        3,895,772       72.3%      $14,024,063       77.5%
2012               1       300,120       5.6      1,473,214        8.1        4,195,892       77.8%      $15,497,277       85.6%
2013               2     1,194,650      22.2      2,603,138       14.4        5,390,542      100.0%      $18,100,415      100.0%
2014               0             0       0.0              0        0.0        5,390,542      100.0%      $18,100,415      100.0%
2015               0             0       0.0              0        0.0        5,390,542      100.0%      $18,100,415      100.0%
2016               0             0       0.0              0        0.0        5,390,542      100.0%      $18,100,415      100.0%
AFTER              0             0       0.0              0        0.0        5,390,542      100.0%      $18,100,415      100.0%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL             29     5,390,542     100.0%   $18,100,415      100.0%
----------------------------------------------------------------------------------------------------------------------------------

                                    47 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                                  CENTERPOINT I
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                           SIGNIFICANT TENANTS ROLLING IN 2006 & MTM
                                                                 SQUARE                          % OF 2006         TENANT RENT
                                                                  FEET            ANNUAL         BASE RENT         PSF/MARKET
PROPERTY NAME                TENANT                             EXPIRING        BASE RENT       EXPIRING(1)        RENT PSF(2)
-------------------------------------------------------------------------------------------------------------------------------

6510 WEST 73RD STREET        NEXUS DISTRIBUTION CORPORATION     309,000         $1,081,500         25.6%           $3.50/$4.27
3145 CENTRAL AVENUE          COLEMAN CABLE CORPORATION          180,000            590,073         14.0            $3.28/$5.11
3602 NORTH KENICOTT          THE DESIGN AGENCY                   94,300            505,720         12.0            $5.36/$4.67
10700 WAVELAND AVE           DHL                                134,600            472,446         11.2            $3.51/$4.27
9700 HARLEM AVENUE           KAISER ALUMINUM                    101,140            392,353          9.3            $3.88/$3.12
308 SOUTH DIVISION STREET    STACK ON PRODUCTS                  155,800            385,000          9.1            $2.47/$3.58
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                           974,840         $3,427,092         81.1%
-------------------------------------------------------------------------------------------------------------------------------
2006 & MTM TOTAL BASE RENT
 EXPIRING:                                                                      $4,224,524
-------------------------------------------------------------------------------------------------------------------------------

(1)   Calculated based on total rent expected to be collected in 2006 or on a
      MTM basis.

(2)   Based on certain information obtained from the appraisal.

-------------------------------------------------------------------------------------------------------------------------------
                                              SIGNIFICANT TENANTS ROLLING IN 2007
                                                                 SQUARE                          % OF 2007         TENANT RENT
                                                                  FEET            ANNUAL         BASE RENT         PSF/MARKET
PROPERTY NAME                TENANT                             EXPIRING        BASE RENT       EXPIRING(1)        RENT PSF(2)
-------------------------------------------------------------------------------------------------------------------------------

2727 WEST DIEHL ROAD         FACTORY CARD OUTLET OF AMERICA     440,343         $2,355,072         52.7%            $5.35/$4.34
900 EAST 103RD STREET        CITY OF CHICAGO                    225,499          1,269,435         28.4             $5.63/$4.27
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                           665,842         $3,624,507         81.1%
-------------------------------------------------------------------------------------------------------------------------------
2007 TOTAL BASE RENT
 EXPIRING:                                                                      $4,467,397
-------------------------------------------------------------------------------------------------------------------------------

(1)   Calculated based on total rent expected to be collected in 2007.

(2)   Based on certain information obtained from the appraisal.

-------------------------------------------------------------------------------------------------------------------------------
                                              SIGNIFICANT TENANTS ROLLING IN 2011
                                                                 SQUARE                          % OF 2011         TENANT RENT
                                                                  FEET            ANNUAL         BASE RENT         PSF/MARKET
PROPERTY NAME                TENANT                             EXPIRING        BASE RENT       EXPIRING(1)        RENT PSF(2)
-------------------------------------------------------------------------------------------------------------------------------

21706 -21707 WEST
MISSISSIPPI                  DSC LOGISTICS                      1,021,275       $2,658,636         98.7%            $2.60/$4.27
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                           1,021,275       $2,658,636         98.7%
-------------------------------------------------------------------------------------------------------------------------------
2011 TOTAL BASE RENT
 EXPIRING:                                                                      $2,693,913
-------------------------------------------------------------------------------------------------------------------------------

(1)   Calculated based on total rent expected to be collected in 2011.

(2)   Based on certain information obtained from the appraisal.

                                    48 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                                  CENTERPOINT I
--------------------------------------------------------------------------------

               [MAP INDICATING LOCATION OF CENTERPOINT I OMITTED]

                                    49 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          AVION BUSINESS PARK PORTFOLIO
--------------------------------------------------------------------------------

               [3 PHOTOS OF AVION BUSINESS PARK PORTFOLIO OMITTED]

                                    50 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                          AVION BUSINESS PARK PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:               $95,000,000
CUT-OFF DATE PRINCIPAL BALANCE:           $95,000,000
% OF POOL BY IPB:                         3.4%
LOAN SELLER:                              JPMorgan Chase Bank, N.A.
BORROWER:                                 AG/ARG Avion, L.L.C.
SPONSOR:                                  Advance Realty Group, LLC
ORIGINATION DATE:                         12/28/05
INTEREST RATE:                            5.583000%
INTEREST-ONLY PERIOD:                     60 months
MATURITY DATE:                            01/01/16
AMORTIZATION TYPE:                        Balloon
ORIGINAL AMORTIZATION:                    360 months
REMAINING AMORTIZATION:                   360 months
CALL PROTECTION:                          L(24),Def(90),O(4)
CROSS COLLATERALIZATION:                  No
LOCK BOX:                                 Cash Management Agreement
ADDITIONAL DEBT:                          $5,000,000
ADDITIONAL DEBT TYPE:                     Mezzanine, Permitted Future
                                          Mezzanine Loan(1)
LOAN PURPOSE:                             Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                             INITIAL                MONTHLY
                                          --------------------------------------
TAXES:                                        $169,609               $84,805
INSURANCE:                                          $0                    $0
CAP EX:                                             $0                $7,015
TI/LC:                                              $0               $41,667
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                   Portfolio
TITLE:                                    Fee
PROPERTY TYPE:                            Office
SQUARE FOOTAGE:                           586,466
LOCATION:                                 Chantilly, VA
YEAR BUILT/RENOVATED:                     Various
OCCUPANCY:                                100.0%
OCCUPANCY DATE:                           11/30/05
NUMBER OF TENANTS:                        30
HISTORICAL NOI:
   2003:                                  $8,285,249
   2004:                                  $8,732,485
   TTM AS OF 09/30/05                     $9,143,632
UW REVENUES:                              $12,147,994
UW EXPENSES:                              $3,699,879
UW NOI:                                   $8,448,116
UW NET CASH FLOW:                         $7,865,224
APPRAISED VALUE:                          $131,000,000
APPRAISAL DATE:                           11/09/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                     $162
CUT-OFF DATE LTV:                         72.5%
MATURITY DATE LTV:                        67.4%
UW DSCR:                                  1.20x
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                      SIGNIFICANT TENANTS

                                                                        SQUARE        % OF       BASE RENT        LEASE
TENANT NAME                              MOODY'S/S&P(2)                  FEET         GLA           PSF      EXPIRATION YEAR
----------------------------------------------------------------------------------------------------------------------------

COMMONWEALTH OF VIRGINIA                                                122,279      20.9%        $28.14           2012
GTSI CORP TECHNOLOGY SERVICES                                           102,022      17.4%        $12.12           2008
GENERAL SERVICES ADMIN.                     Aaa/AAA                      35,154       6.0%        $19.00           2008
U.S. INSPECT, INC.                                                       32,544       5.5%        $15.14           2010
COVANCE LABORATORIES, INC.                                               24,053       4.1%        $16.33           2011
BILL COMMUNICATIONS                                                      22,354       3.8%        $26.37           2010
----------------------------------------------------------------------------------------------------------------------------

(1)   Future mezzanine financing is allowed upon the satisfaction of certain conditions including, but not limited to, (i) LTV of no greater than 90%
      and (ii) a DSCR of greater than or equal to 1.10x.

(2)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name " field whether or not the parent company guarantees the lease.

                                    51 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                          AVION BUSINESS PARK PORTFOLIO
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                        PORTFOLIO SUMMARY
LOAN                             YEAR      SQUARE     OCCUPANCY                                      LEAD TENANT    ALLOCATED LOAN
ID        PROPERTY NAME          BUILT      FEET          %        LEAD TENANT                        % OF GLA          AMOUNT
----------------------------------------------------------------------------------------------------------------------------------

13.01     Lakeside I             2000      166,046      100.0%     Commonwealth of Virginia              73.6%       $ 29,500,000
13.02     Avion III              2001       88,686       100.0     Covance Laboratories Inc.             27.1%         15,000,000
13.03     Avion Tech I           1998      102,022       100.0     GTSI Corp. Technology Services       100.0%         13,400,000
13.04     Service Center III     2000       67,698       100.0     General Services Admin.               51.9%         10,700,000
13.05     Midrise II             1998       56,354       100.0     TICOM, Inc.                           33.4%          9,600,000
13.06     Midrise I              1988       57,345       100.0     Anteon                                29.2%          9,300,000
13.07     Avion Tech II          1999       48,315       100.0     NEC America, Inc.                     58.6%          7,500,000
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                      586,466       100.0%                                                      $ 95,000,000
----------------------------------------------------------------------------------------------------------------------------------

THE LOAN. The Avion Business Park Portfolio mortgage loan is secured by a fee simple interest in an approximately 586,466 square foot Class A suburban office and flex/office portfolio located in Chantilly, VA.

THE BORROWER. The borrowing entity, AG/ARG Avion, L.L.C., is a single purpose entity. The controlling principal of the borrowing entity is Advance Realty
Group, which was founded by Peter J. Cocoziello in 1979. Advance Realty Group is
a commercial real estate firm located in the Boston, Massachusetts, New Jersey and Washington, D.C. markets with expertise in real estate development, investment and management. Advance Realty Group owns 6 million square feet of office space from Boston to Washington, D.C. and operates a development portfolio of approximately 6 million square feet of office space and 5,000 multifamily residential units. Approximately 3.3 million square feet of office space is located in Maryland and approximately 1.7 million square feet is located in Virginia and has an average occupancy of 98%.

THE PROPERTY. The properties are located on 41.1 acres of land within the Avion
Business Park in Chantilly, Fairfax County, Virginia. The property abuts the southern boundary of Washington Dulles Airport and is located 7 miles from the airport terminals. The buildings are located on Avion Parkway, Concorde Parkway and Stonecroft Boulevard. Chantilly is served by the regional highway system.
Local thoroughfares include Lee Jackson Memorial Highway (Route 50) and Sully
Road (Route 28). Lee Jackson Memorial Highway provides access to Interstate 66 to the east. Interstate 66 provides access to the Washington, DC central business district to the east and the Interstate 495 Capital Beltway.

Four properties totaling 306,721 square feet are flex/office space: Avion III,
Avion Tech II, Avion Tech III and Service Center III. These properties were built between 1998 and 2001.

Three properties totaling 279,745 square feet are class A suburban office space:
Midrise I, Midrise II and Lakeside I. These properties were built between 1998 and 2000.

MAJOR TENANTS.

The Virginia Department of Transportation ("VDOT") occupies 122,279 square feet of Lakeside I on a lease that expires in November 2012, with a right to renew for five additional years. VDOT's rent is $28.14 per square foot. The space currently occupied by VDOT represents 20.9% of the total net rentable area of the Avion Business Park Portfolio. Furthermore, VDOT has been in occupancy at
Lakeside I since it was built in 2000 and the location serves as their headquarters as well as the site of their engineering and development of roadways and transport infrastructure. The lease contains an appropriations clause, which would allow VDOT to terminate its lease with the borrower if it does not receive adequate funding from the State of Virginia.

GTSI Corp. ("GTSI") (NASDAQ: GTSI) provides global information technology solutions, such as hardware, software and networking, primarily to correspondents of the federal government. As of June 30, 2005, GTSI's net assets were $271.7 million, with a total stockholder's equity of $79.8 million. GTSI currently employs 851 full-time employees worldwide and maintains its headquarters at Avion Tech I, where it occupies the entire building (102,022 square feet). GTSI has been a tenant since the building was constructed and currently pays rent of $12.48 per square foot.

U.S. Inspect, Inc. ("USI"), founded in 1986 as Gemini Research, is one of the leading home inspection companies in the United States and operates in three principal segments: residential services, corporate services and commercial services. USI provides customers and clients with nationwide coverage for more than 50 inspection types, including general home, termite, radon, structural and replacement reserve studies and other specialty inspection services. USI employs more than 6,000 field inspectors and independent supplier contractors, and maintains its headquarters at Service Center III, where it occupies 32,544 square feet of space (5.5% of the Avion Business Park Portfolio). USI has been a tenant since the building was constructed and pays rent at a rate of $15.14 per square foot on a triple-net basis.

                                    52 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                          AVION BUSINESS PARK PORTFOLIO
--------------------------------------------------------------------------------

THE MARKET(1).

The property is located in the Dulles Corridor market which contains approximately 31 million square feet of Class A office space in 246 buildings and includes the Great Falls, Herndon, Reston, Route 28 Corridor North and Route
28 Corridor South submarkets. The market's direct vacancy rate in the third quarter of 2005 was 9.5% with an average rental rate of $25.75 per square foot.
The property is located in the Route 28 Corridor South submarket, which contains
6.1 million square feet of office space located in 55 buildings.

The submarket's direct vacancy rate was 5.5% with a sublet rate of 2.8%, for a total vacancy rate of 8.3% in the third quarter of 2005. The average rental rate in the submarket is $23.76 per square foot. The submarket has experienced positive net absorption since the second quarter of 2003 and rental rates have increased from $22.86 to $23.76 per square foot during this time. A subset of competitive properties in the Avion Business Park Portfolio's submarket, Avion
Business Center and Westfield's Office Park (consisting of seven buildings and
1.1 million square feet), have a 2.6% vacancy rate and an average rental rate of
$27.50 per square foot full service and there are no current plans for additional construction in the area. The National Reconnaissance Office building is located 1.5 miles from the property and is the chief source of occupancy for the surrounding office market, which is primarily comprised of government contractors. The Fairfax County Criminal Justice Training Center is located to the north of the Avion Business Park Portfolio.

PROPERTY MANAGEMENT. The property is managed by Advance Realty Management Inc., an affiliate of the borrowing entity.

(1)   Certain information was obtained from the Avion Business Park Portfolio appraisal dated November 9, 2005.

----------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE ROLLOVER SCHEDULE
              NUMBER      SQUARE                                             CUMULATIVE    CUMULATIVE   CUMULATIVE    CUMULATIVE %
             OF LEASES     FEET     % OF GLA    BASE RENT      % OF BASE     SQUARE FEET    % OF GLA     BASE RENT    OF BASE RENT
YEAR         EXPIRING    EXPIRING   EXPIRING    EXPIRING     RENT EXPIRING    EXPIRING      EXPIRING     EXPIRING       EXPIRING
----------------------------------------------------------------------------------------------------------------------------------

VACANT         NAP              0      0.0%            NAP        NAP                  0       0.0%             NAP         NAP
2006 & MTM       5         56,549      9.6     $ 1,299,950       10.8%            56,549      10.8%     $ 1,299,950        10.8%
2007             2         31,980      5.5         492,130        4.1             88,529      15.1%     $ 1,792,080        14.9%
2008             5        163,983     28.0       2,468,850       20.5            252,512      43.1%     $ 4,260,930        35.5%
2009             5         33,754      5.8         814,352        6.8            286,266      48.8%     $ 5,075,282        42.2%
2010             6         92,676     15.8       1,775,220       14.8            378,942      64.6%     $ 6,850,502        57.0%
2011             2         45,466      7.8         965,155        8.0            424,408      72.4%     $ 7,815,657        65.1%
2012             4        149,393     25.5       4,016,291       33.4            573,801      97.8%     $11,831,948        98.5%
2013             0              0      0.0               0        0.0            573,801      97.8%     $11,831,948        98.5%
2014             1          5,925      1.0          91,541        0.8            579,726      98.9%     $11,923,489        99.2%
2015             1          6,740      1.1          90,990        0.8            586,466     100.0%     $12,014,479       100.0%
2016             0              0      0.0               0        0.0            586,466     100.0%     $12,014,479       100.0%
AFTER            0              0      0.0               0        0.0            586,466     100.0%     $12,014,479       100.0%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:          31        586,466    100.0%    $12,014,479      100.0%
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                            SIGNIFICANT TENANTS ROLLING IN 2008
                                                                        SQUARE                   % OF 2008    TENANT RENT
                                                                         FEET        ANNUAL      BASE RENT     PSF/MARKET
PROPERTY NAME                         TENANT                           EXPIRING    BASE RENT    EXPIRING(1)    RENT PSF(2)
---------------------------------------------------------------------------------------------------------------------------

AVION TECH I                          GTSI CORP TECHNOLOGY
                                      SERVICES                          102,022    $1,273,563      51.6%      $12.48/$14.97
SERVICE CENTER III                    GENERAL SERVICES ADMIN             35,154       667,815      27.0       $19.00/$25.00
AVION TECH III                        GREENHORN & O'MARA                 11,041       187,414       7.6       $16.97/$14.97
---------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                   148,217    $2,128,792      86.2%
---------------------------------------------------------------------------------------------------------------------------
2008 TOTAL BASE RENT EXPIRING:                                                     $2,468,850
---------------------------------------------------------------------------------------------------------------------------

(1)   Calculated based on total rent expected to be collected in 2008

(2)   Based on certain information obtained from the appraisal.

                                    53 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                          AVION BUSINESS PARK PORTFOLIO
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                            SIGNIFICANT TENANTS ROLLING IN 2010
                                                                        SQUARE                   % OF 2010    TENANT RENT
                                                                         FEET        ANNUAL      BASE RENT     PSF/MARKET
PROPERTY NAME                         TENANT                           EXPIRING    BASE RENT    EXPIRING(1)    RENT PSF(2)
---------------------------------------------------------------------------------------------------------------------------

LAKESIDE I                            BILL COMMUNICATIONS               22,354       $589,475       33.2%     $26.37/$27.50
SERVICE CENTER III                    US INSPECT INC.                   32,544        492,716       27.8      $15.14/$14.97
AVION TECH III                        WEBCO GENERAL PARTNERSHIP         14,427        225,758       12.7      $15.65/$14.97
AVION TECH III                        VERIZON DIRECTORIES SALES         11,683        174,486        9.8      $14.94/$14.97
MIDRISE I                             GREAT CIRCLE TECHNOLOGIES          5,427        149,243        8.4      $27.50/$27.50
---------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                   86,435     $1,631,677       91.9%
---------------------------------------------------------------------------------------------------------------------------
2010 TOTAL BASE RENT EXPIRING:                                                     $1,775,220
---------------------------------------------------------------------------------------------------------------------------

(1)   Calculated based on total rent expected to be collected in 2010.

(2)   Based on certain information obtained from the appraisal.

---------------------------------------------------------------------------------------------------------------------------
                                            SIGNIFICANT TENANTS ROLLING IN 2012
                                                                        SQUARE                   % OF 2012     TENANT RENT
                                                                         FEET        ANNUAL      BASE RENT     PSF/MARKET
PROPERTY NAME                         TENANT                           EXPIRING    BASE RENT    EXPIRING(1)    RENT PSF(2)
---------------------------------------------------------------------------------------------------------------------------

LAKESIDE I                            COMMONWEALTH OF VIRGINIA         122,279     $3,440,931      85.7%      $17.17/$27.50
MIDRISE II                            AVITAS INC                        12,297        320,952       8.0       $26.10/$27.50
---------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                  134,576     $3,761,883      93.7%
---------------------------------------------------------------------------------------------------------------------------
2012 TOTAL BASE RENT EXPIRING:                                                     $4,016,291
---------------------------------------------------------------------------------------------------------------------------

(1)   Calculated based on total rent expected to be collected in 2012.

(2)   Based on certain information obtained from the appraisal.

                                    54 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                          AVION BUSINESS PARK PORTFOLIO
--------------------------------------------------------------------------------

       [MAP INDICATING LOCATIONS OF AVION BUSINESS PARK PORTFOLIO OMITTED]

                                    55 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                          AVION BUSINESS PARK PORTFOLIO
--------------------------------------------------------------------------------

              [SITE PLAN OF AVION BUSINESS PARK PORTFOLIO OMITTED]

                                    56 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    57 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                             CHARTWELL II PORTFOLIO
--------------------------------------------------------------------------------

                  [2 PHOTOS OF CHARTWELL II PORTFOLIO OMITTED]

                                    58 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                             CHARTWELL II PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:               $72,500,000
CUT-OFF DATE PRINCIPAL BALANCE:           $72,021,798
% OF POOL BY IPB:                         2.6%
LOAN SELLER:                              JPMorgan Chase Bank, N.A.
BORROWER:                                 Boulder Meridian LP, Lakewood
                                          Meridian LP, Temple Meridian, LP
SPONSOR:                                  ING Management Limited,
                                          Chartwell Senior Housing REIT
ORIGINATION DATE:                         08/19/05
INTEREST RATE:                            5.413000%
INTEREST-ONLY PERIOD:                     N/A
MATURITY DATE:                            09/01/15
AMORTIZATION TYPE:                        Balloon
ORIGINAL AMORTIZATION:                    360 months
REMAINING AMORTIZATION:                   354 months
CALL PROTECTION:                          L(24),Def(86),O(4)
CROSS COLLATERALIZATION:                  No
LOCK BOX:                                 Cash Management Agreement
ADDITIONAL DEBT:                          No
ADDITIONAL DEBT TYPE:                     N/A
LOAN PURPOSE:                             Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                             INITIAL                MONTHLY
                                          --------------------------------------
TAXES:                                             $0             Springing(2)
INSURANCE:                                         $0             Springing(2)
CAP EX:                                            $0             Springing(2)
TI/LC                                              $0             Springing(2)
IMMEDIATE REPAIRS                            $132,200                      $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                   Portfolio
TITLE:                                    Fee
PROPERTY TYPE(1):                         Senior Housing
UNITS:                                    499
LOCATION:                                 Various
YEAR BUILT/RENOVATED:                     Various/Various
OCCUPANCY:                                96.2%
OCCUPANCY DATE:                           04/04/05
HISTORICAL NOI:
  2003:                                   $7,069,604
  2004:                                   $6,910,302
UW REVENUES:                              $19,648,147
UW EXPENSES:                              $11,981,187
UW NOI:                                   $7,666,960
UW NET CASH FLOW:                         $7,517,260
APPRAISED VALUE:                          $104,500,000
APPRAISAL DATE:                           Various
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/UNIT:                   $144,332
CUT-OFF DATE LTV:                         68.9%
MATURITY DATE LTV:                        57.8%
UW DSCR:                                  1.54x
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                     PORTFOLIO SUMMARY
                            LOCATION                                         ALLOCATED LOAN
PROPERTY NAME            (CITY, STATE)   YEAR BUILT   UNITS   OCCUPANCY %         AMOUNT
-------------------------------------------------------------------------------------------

BOULDER MERIDIAN          Boulder, CO       1986         96      95.8%         $17,900,000
LAKEWOOD MERIDIAN         Lakewood, CO      1988        172      99.4%          29,700,000
TEMPLE MERIDIAN           Temple, TX        1984        231      93.9%          24,900,000
-------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                  499      96.2%         $72,500,000
-------------------------------------------------------------------------------------------

(1)   Approximately 58 units (11.6% of the portfolio) are characterized as
      Senior Housing -- Assisted Living. Approximately 60 units (12.0% of the portfolio) are characterized as Senior Housing -- Nursing Care.

(2)   Monthly escrows for taxes, insurance, Cap Ex and TI/LC will be required if there is an event of default, any bankruptcy action of the borrower or NOI falls below a NOI threshold based on a trailing twelve month period
      (determined on a quarterly basis) immediately preceding the date of determination. Monthly collections for taxes, insurance and replacement reserves will equal 1/12th the amount lender estimates will be payable during the ensuing twelve months.

                                    59 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                             CHARTWELL II PORTFOLIO
--------------------------------------------------------------------------------

THE LOAN. The Chartwell II Portfolio mortgage loan is secured by a fee interest on three senior housing communities, comprising approximately 499 units located in Boulder, CO, Lakewood, CO, and Temple, TX.

THE BORROWER. The borrowing entities are Boulder Meridian LP, Lakewood Meridian
LP, and Temple Meridian LP, each a single-asset special purpose entity. The sponsors for the Chartwell II Portfolio loan are ING Real Estate Investment
Management Australia ("ING") and Chartwell Senior Housing Real Estate Investment
Trust ("Chartwell REIT").

ING manages six property funds on behalf of over 54,000 investors with a book value exceeding $5 billion across all asset classes. ING's main activities include fund management, portfolio management, asset management and property management, including acquisitions, sales and leasing. Globally, ING is part of the ING Group, the largest real estate asset manager in the world and an international financial institution operating in 50 countries.

Chartwell REIT is a growth-oriented real estate investment trust that owns and manages a variety of senior housing properties across Canada and in the United
States. Chartwell REIT is currently the second largest participant in the
Canadian senior housing industry with a growing presence in the United States.

THE PROPERTY. Chartwell II Portfolio is secured by three properties located in
Boulder, CO, Lakewood, CO and Temple, TX. The properties contain a total of approximately 499 units and were developed between 1984 and 1988. The Chartwell
II Portfolio is 96.2% occupied and comprised of 100% private pay residents.

BOULDER MERIDIAN

Boulder Meridian consists of a 1-building, 3-story retirement community facility containing 96 independent living units situated on a 3.83-acre parcel of land located in Boulder, CO. The facility consists of 51 one-bedroom units averaging
575 square feet per unit and 45 two-bedroom units averaging 1,036 square feet per unit. Average monthly rents for one-bedroom and two-bedroom units at the property are $3,000 and $3,400 per unit, respectively. Amenities at the property include a dining room, a fitness center, a library, an activity room, a salon, a theatre, a spa, an outdoor courtyard and 24 hour security. The mortgaged property was constructed in 1986, renovated in 2000, and is approximately 95.8%
occupied.

LAKEWOOD MERIDIAN

Lakewood Meridian consists of a 1-building, 3-story retirement community facility containing 172 units (58 assisted living units and 114 independent living units) situated on a 9.89-acre parcel of land in Lakewood, CO. The facility consists of 4 studio assisted living units averaging 500 square feet per unit, 54 one-bedroom assisted living units averaging 750 square feet per unit, 55 one-bedroom independent living units averaging 640 square feet per unit and 59 two-bedroom independent living units averaging 1,014 square feet per unit. Average monthly rents for studio and one-bedroom assisted living units at the mortgaged property are $5,000 and $6,100 per unit, respectively. Average monthly rents for one- and two-bedroom independent living units at the property are $2,800 and $3,500 per unit, respectively. Amenities at the property include a dining room, a fitness center, a library, an activity room, a salon, a theatre, a spa, an outdoor courtyard and 24 hour security. The property was constructed in 1988 and is approximately 99.4% occupied.

TEMPLE MERIDIAN

Temple Meridian consists of a 15-building, 2-story retirement community facility containing 231 units (60 nursing care units and 171 independent living units)
situated on a 21-acre parcel of land in Temple, TX. The facility consists of 60 nursing care units averaging approximately 130 square feet per unit, 4 studio units averaging approximately 450 square feet per unit, 84-one bedroom units averaging approximately 700 square feet per unit and 83-two bedroom units averaging approximately 1,013 square feet per unit. Average monthly rent for studio units at the property are $1,550 per unit. Average monthly rent for one-bedroom units at the property ranges from $1,896 to $2,286 per unit. Average monthly rent for two-bedroom units at the property ranges from $2,460 to $2,795 per unit. Amenities at the property include a dining room, a fitness center, a library, an activity room, a salon, a spa, an outdoor courtyard and 24 hour security. The property was constructed in 1984 and is approximately 93.9%
occupied.

THE MARKET(1).

BOULDER MERIDIAN

Boulder Meridian is located off Highway-36 near the intersection of Table Mesa
Drive and Broadway, on the southwest edge of the City of Boulder in Boulder
County, Colorado. The property is located in close proximity to the Flatirons
Mall, Boulder Community Hospital and the University of Colorado. Boulder
Meridian is located in the greater Denver area and is 21 miles northwest of downtown Denver. Comparable monthly rents for independent living units in the area range from approximately $1,295 to $4,500 and $1,530 to $6,000 for one-bedroom and two-bedroom units, respectively.

LAKEWOOD MERIDIAN

Lakewood Meridian is located off Highway 6 along the west side of Balsam Street, just north of Jewell Avenue, in Lakewood, Jefferson County, Colorado. The
property is in close proximity to Southwest Plaza, hospitals, and dining at the nearby "Restaurant Row". Lakewood Meridian is located in the greater Denver area and is 7 miles southwest of downtown Denver. Comparable monthly rents for assisted living units in the area range from approximately $2,395 to $5,520 and
$3,195 to $7,080 per unit for studios and one-bedroom units, respectively.
Comparable monthly rents for independent living units in the area range from approximately $867 to $3,931 and $1,000 to $4,470 for one-bedroom and two-bedroom units, respectively.

(1)   Certain information was obtained from the Boulder Meridian, Lakewood
      Meridian and Temple Meridian appraisals dated July 21, 2005, July 21, 2005 and August 4, 2005, respectively.

                                    60 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                             CHARTWELL II PORTFOLIO
--------------------------------------------------------------------------------

TEMPLE MERIDIAN

Temple Meridian is located off of Interstate Highway 35 and Loop 363 on 31st
Street in Temple, Bell County, Texas. The property is in close proximity to the
Temple Colonial Mall, the Cultural Activities Center, restaurants, golf courses and the Scott & White Medical Center. Temple Meridian is located in the greater
Killeen-Temple area and is approximately 120 miles south of Dallas and 60 miles north of Austin. Comparable monthly rents for independent living units in the area range from $1,350 to $1,695 and $1,960 to $2,095 for studios and one-bedroom units, respectively. Comparable monthly rents for two-bedroom independent living units in the market are $2,795 per unit.

PROPERTY MANAGEMENT. The portfolio is managed by Horizon Bay Chartwell, LLC, a
50/50 joint venture between Horizon Bay Senior Communities ("Horizon Bay") and
Chartwell REIT. Horizon Bay manages 36 senior housing communities consisting of approximately 7,700 units located in nine states. The Horizon Bay portfolio includes independent-living and continuum-of-care retirement communities.

                                    61 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                             CHARTWELL II PORTFOLIO
--------------------------------------------------------------------------------

         [2 MAPS INDICATING LOCATIONS OF CHARTWELL II PORTFOLIO OMITTED]

                                    62 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    63 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                                   PARK CENTER
--------------------------------------------------------------------------------

                        [4 PHOTOS OF PARK CENTER OMITTED]

                                    64 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                                   PARK CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:               $43,400,000
CUT-OFF DATE PRINCIPAL BALANCE:           $43,400,000
% OF POOL BY IPB:                         1.6%
LOAN SELLER:                              JPMorgan Chase Bank, N.A.
BORROWER:                                 PCDT, LP
SPONSOR:                                  Bentley Forbes Holdings, LLC
ORIGINATION DATE:                         12/13/05
INTEREST RATE:                            5.640000%
INTEREST-ONLY PERIOD:                     60 months
MATURITY DATE:                            01/01/16
AMORTIZATION TYPE:                        Balloon
ORIGINAL AMORTIZATION:                    360 months
REMAINING AMORTIZATION:                   360 months
CALL PROTECTION:                          L(24),Def(90),O(4)
CROSS COLLATERALIZATION:                  No
LOCK BOX:                                 No
ADDITIONAL DEBT:                          No
ADDITIONAL DEBT TYPE:                     Permitted-Preferred Equity(1)
LOAN PURPOSE:                             Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                             INITIAL               MONTHLY
                                            ------------------------------------
TAXES:                                          $147,443              $73,721
INSURANCE:                                       $31,441               $4,492
CAP EX:                                               $0                 $353
TI/LC:                                        $2,340,000(2)                $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                   Single Asset
TITLE:                                    Fee
PROPERTY TYPE:                            Office
SQUARE FOOTAGE:                           235,341
LOCATION:                                 Plano, TX
YEAR BUILT:                               2000
OCCUPANCY:                                100%
OCCUPANCY DATE:                           2/8/06
NUMBER OF TENANTS:                        27
HISTORICAL NOI:
    2003:                                 $4,199,813
    2004:                                 $4,547,999
    TTM AS OF 08/31/05                    $4,539,540
UW REVENUES:                              $6,357,382
UW EXPENSES:                              $2,242,388
UW NOI:                                   $4,114,993
UW NET CASH FLOW:                         $3,820,120
APPRAISED VALUE:                          $54,300,000
APPRAISAL DATE:                           09/19/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                     $184
CUT-OFF DATE LTV:                         79.9%
MATURITY DATE LTV:                        74.4%
UW DSCR:                                  1.27x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               SIGNIFICANT TENANTS
                                                                       LEASE
                             MOODYS/    SQUARE   % OF    BASE RENT   EXPIRATION
TENANT NAME                   S&P(2)     FEET     GLA       PSF         YEAR
--------------------------------------------------------------------------------
CIENA COMMUNICATIONS                    32,842   14.0%    $21.25        2008
BROADWING COMMUNICATION                 25,595   10.9%    $25.80        2007
IBM                           A1/A+     14,585   6.2%     $25.00        2008
JANNSEN PHARMACEUTICAL       Aaa/AAA    14,032   6.0%     $24.50        2006
--------------------------------------------------------------------------------

(1)   Permits the indirect owner of the borrower to incur future preferred equity in favor of National City Bank.

(2)   The lender established an upfront TI/LC escrow at origination totaling
      $2,340,000 to reimburse the borrower for costs incurred in performing tenant improvements and in paying leasing commissions.

(3)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

                                    65 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                                   PARK CENTER
--------------------------------------------------------------------------------

THE LOAN. The Park Center mortgage loan is secured by a fee interest in an approximately 235,341 square foot Class A office building situated on a 7.87 acre site located in Plano, Texas.

THE BORROWER. The Borrowing entity, PCDT, LP, is a newly-formed special purpose entity. The general partner of the borrowing entity is controlled by
BentleyForbes Holdings, LLC.

BentleyForbes was founded in 1993 for the purpose of assisting companies to convert real estate assets into ready capital through sale/leaseback transactions. It has since expanded its business to acquire and own office, retail and industrial products nationwide. BentleyForbes' current portfolio includes approximately 40 properties totaling over 6 million square feet and valued in excess of $1 billion.

THE PROPERTY. Park Center consists of a 5-story, 235,341 square foot Class A office building and a three-deck parking garage with a total of 945 spaces located on a 7.87 acre site in Plano, Texas, a northern suburb of Dallas. The building was constructed in 2000 and includes such features as an open courtyard entrance with a water wall, fountain and outdoor seating. As of February 8,
2006, Park Center was 100.0% leased to 29 tenants, including six investment grade rated tenants totaling 23.5% of the property's net rentable income.
Occupancy and rent at the property have increased from 95.7% to 100% and from
$22.38 to $24.34 per square foot on a gross basis, respectively, from 2002 to the present.

THE MARKET(1). Park Center is located on the northeast corner of the North
Dallas Tollway and Park Boulevard, approximately halfway between Highway 190 and the recently completed President George Bush Freeway (121), in Plano, Texas. The
property is in the North Tollway/West Plano submarket of the Dallas/Fort Worth metropolitan statistical area. Primary access to the property's neighborhood is provided by the Dallas North Tollway, the George Bush Turnpike, Preston Road and
Park Boulevard. The Dallas North Tollway and Preston Road connect with the
Dallas central business district and LBJ Freeway, both to the south, and with the City of Frisco to the north. The property is nearly equidistant between the residential growth area of North Dallas (Frisco) and the Park Cities, approximately 8.5 miles along the Dallas North Tollway in either direction. The submarket is a major employment center for the Dallas market and can be accessed by the freeway and major roadway systems, including Highways 190 and 121.

The average occupancy for class A office buildings in the submarket is 93.9% and the average market rent for Class A office buildings in the submarket is approximately $22.02 per square foot. Comparable office properties in the submarket have vacancy rates averaging 2.8% and average asking rents of approximately $24.50 per square foot on a gross basis. There is currently 7.2 million square feet of multi-tenant office supply in the submarket, which experienced 272,159 square feet of positive absorption in the first half of
2005.

Within a three-mile radius of the property, the appraiser reported a population of 106,469 and an average household income of approximately $109,256.

PROPERTY MANAGEMENT. The property is managed by Capstar Commercial Real Estate
Services ("Capstar"). Capstar focuses on the Dallas market, where it provides leasing and management, construction management, and due diligence services for institutional, corporate, and entrepreneurial landlords of office and technology properties. Capstar currently leases and manages 8 million square feet of office property in Dallas and its principals have nearly 20 years of leasing and management experience. Capstar advised the developer when the property was constructed in 2000 and has been the property manager ever since.

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE ROLLOVER SCHEDULE
               NUMBER      SQUARE      % OF                                  CUMULATIVE     CUMULATIVE   CUMULATIVE     CUMULATIVE
              OF LEASES     FEET       GLA       BASE RENT     % OF BASE     SQUARE FEET     % OF GLA    BASE RENT    % OF BASE RENT
YEAR          EXPIRING    EXPIRING   EXPIRING     EXPIRING   RENT EXPIRING    EXPIRING       EXPIRING     EXPIRING       EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

VACANT           NAP             0      0.0%           NAP        NAP                  0        0.0%            NAP         NAP
2006 & MTM         6        42,457     18.0     $1,064,788       18.4%            42,457       18.0%     $1,064,788        18.4%
2007               2        25,595     10.9        669,351       11.5             68,052       28.9%     $1,734,139        29.9%
2008               7        75,326     32.0      1,841,668       31.7            143,378       60.9%     $3,575,807        61.6%
2009               3        22,403      9.5        505,330        8.7            165,781       70.4%     $4,081,137        70.3%
2010               7        48,194     20.5      1,174,111       20.2            213,975       90.9%     $5,255,248        90.6%
2011               4        21,366      9.1        546,010        9.4            235,341      100.0%     $5,801,258       100.0%
2012               0             0      0.0              0        0.0            235,341      100.0%     $5,801,258       100.0%
2013               0             0      0.0              0        0.0            235,341      100.0%     $5,801,258       100.0%
2014               0             0      0.0              0        0.0            235,341      100.0%     $5,801,258       100.0%
2015               0             0      0.0              0        0.0            235,341      100.0%     $5,801,258       100.0%
2016               0             0      0.0              0        0.0            235,341      100.0%     $5,801,258       100.0%
AFTER              0             0      0.0              0        0.0            235,341      100.0%     $5,801,258       100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:            29       235,341    100.0%    $5,801,258      100.0%
------------------------------------------------------------------------------------------------------------------------------------

(1)   Certain information was obtained from the Park Center appraisal dated
      September 19, 2005.

                                    66 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                                   PARK CENTER
--------------------------------------------------------------------------------

                [MAP INDICATING LOCATION OF PARK CENTER OMITTED]

                                    67 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                                510 FIFTH AVENUE
--------------------------------------------------------------------------------

                     [2 PHOTOS OF 510 FIFTH AVENUE OMITTED]

                                    68 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                                510 FIFTH AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:               $33,000,000
CUT-OFF DATE PRINCIPAL BALANCE:           $33,000,000
% OF POOL BY IPB:                         1.2%
LOAN SELLER:                              CIBC Inc.
BORROWER:                                 510 Fifth Avenue LLC
SPONSOR:                                  Elie Tahari
ORIGINATION DATE:                         12/22/05
INTEREST RATE:                            5.600000%
INTEREST-ONLY PERIOD:                     36 months
MATURITY DATE:                            01/01/16
AMORTIZATION TYPE:                        Balloon
ORIGINAL AMORTIZATION:                    360 months
REMAINING AMORTIZATION:                   360 months
CALL PROTECTION:                          L(24),Def(90),O(4)
CROSS COLLATERALIZATION:                  No
LOCK BOX:                                 Springing
ADDITIONAL DEBT:                          No
ADDITIONAL DEBT TYPE:                     N/A
LOAN PURPOSE:                             Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                              INITIAL             MONTHLY
                                            ------------------------------------
TAXES:                                         $173,693           $86,846
INSURANCE:                                      $33,161            $3,685
DEFERRED MAINTENANCE:                           $46,250                $0
CAPEX:                                          $42,113            $1,019
TI/LC:                                           $5,097            $5,097
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                   Single Asset
TITLE:                                    Fee
PROPERTY TYPE:                            Office
SQUARE FOOTAGE:                           61,159
LOCATION:                                 New York, NY
YEAR BUILT/RENOVATED:                     1954/2000
OCCUPANCY:                                100.0%
OCCUPANCY DATE:                           12/01/05
NUMBER OF TENANTS:                        3
HISTORICAL NOI:
    2003:                                 $2,783,244
    2004:                                 $3,193,789
   TTM AS OF 09/30/05                     $3,025,905
UW REVENUES:                              $5,470,711
UW EXPENSES:                              $2,195,745
UW NOI:                                   $3,274,965
UW NET CASH FLOW:                         $3,205,045
APPRAISED VALUE:                          $50,000,000
APPRAISAL DATE:                           01/01/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                     $540
CUT-OFF DATE LTV:                         66.0%
MATURITY DATE LTV:                        59.2%
UW DSCR:                                  1.41x
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                  SIGNIFICANT TENANTS
                                                                        SQUARE       % OF       BASE RENT         LEASE
TENANT NAME                PARENT COMPANY            MOODY'S/S&P(4)      FEET        GLA          PSF        EXPIRATION YEAR
----------------------------------------------------------------------------------------------------------------------------

TAHARI LIMITED(1)          Tahari Limited                               22,775       37.2%        $57.10           2016
RICOH CORPORATION(2)       Ricoh Company Ltd.             NR/A+         20,127       32.9%        $48.18           2007
CHASE MANHATTAN BANK(3)    JP Morgan Chase & Co.         Aa3/A+         18,257       29.9%       $102.73           2010
----------------------------------------------------------------------------------------------------------------------------

(1)   Tahari Limited leases three spaces at the property as outlined in the table below.

----------------------------------------------------------------------
                        SQUARE        BASE RENT             LEASE
TAHARI LIMITED           FEET      PER SQUARE FOOT     EXPIRATION YEAR
----------------------------------------------------------------------
FIFTH FLOOR              7,098         $60.00               2016
THIRD FLOOR             14,577         $60.00               2016
BASEMENT                 1,100          $0.00               2016
----------------------------------------------------------------------
TOTAL/WTD. AVG.         22,775         $57.10               2016
----------------------------------------------------------------------

(2)   Ricoh Corporation leases 20,127 square feet (4,350 square feet of ground floor retail space, 14,577 square feet of fourth floor office space and
      1,200 square feet of basement storage space) at a combined rental rate of
      $48.18 per square foot.

(3)   Chase Manhattan Bank leases three spaces at the property as outlined in the table below.

----------------------------------------------------------------------
                        SQUARE        BASE RENT             LEASE
CHASE MANHATTAN BANK     FEET      PER SQUARE FOOT     EXPIRATION YEAR
----------------------------------------------------------------------
SECOND FLOOR             9,460        $ 88.00               2010
GROUND FLOOR             5,827        $165.00               2010
BASEMENT                 2,970        $ 27.50               2010
----------------------------------------------------------------------
TOTAL/WTD. AVG.         18,257        $102.73               2010
----------------------------------------------------------------------

(4)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

                                    69 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                                510 FIFTH AVENUE
--------------------------------------------------------------------------------

THE LOAN. The 510 Fifth Avenue mortgage loan is secured by the first mortgage interest in a 61,159 square foot office building located in New York City, New
York.

THE BORROWER. The borrower is 510 Fifth Avenue LLC, a single asset entity 100%
owned by Elie Tahari, the loan sponsor, through four single purpose entities, RE
Partnership LLC (42.75%), Che Che Properties LLC (18.75%), DFWE LLC (18.75%),
RPG Properties LLC (18.75%) and 510 Holdings LLC, which is the managing member
(1.00%).

Mr. Tahari is the founder, president and CEO of Elie Tahari Ltd., a women's clothing design company that has been in operation since 1974 and has 11 exclusive Tahari merchandise stores located throughout the United States. Mr.
Tahari's real estate portfolio consists of 11 residential and commercial properties located in the greater New York metropolitan area.

THE PROPERTY. 510 Fifth Avenue is a five-story, 61,159 square foot, Class A office building situated on a 0.29-acre land parcel located in Midtown Manhattan in New York City, New York. The property was originally built in 1954 and renovated in 2000.

The property is 100% occupied by 3 tenants, with investment grade tenants (Ricoh
Corporation and Chase Manhattan Bank) accounting for 62.8% of the net rentable area ("NRA"). Tahari Limited (the largest tenant), which is owned by the borrower's sponsor, is a women's clothing design company that occupies 22,775 square feet (37.2% of NRA) and is subject to one 19.5-year lease and one
18.5-year lease; both expiring in April 2016. The tenant has been in occupancy at the property since 1996 and primarily utilizes its space as a design studio for new clothing lines.

Ricoh Corporation (the second largest tenant) is an office equipment supplier that also provides marketing, network integration and office management services. Ricoh Corporation occupies 20,127 square feet (32.9% of NRA) through a
10.3-year lease expiring in March 2007 and has been operating at the property since 1990.

Chase Manhattan Bank (the third largest tenant) is a full service bank branch which occupies 18,257 square feet (29.9% of NRA) through a 10-year lease expiring in October 2010, with 5, 10-year extension options. Chase Manhattan
Bank has been in occupancy at the property since the building's original construction in 1954.

THE MARKET.(1) The property is located on the southwest corner of Fifth Avenue and West 43rd Street in New York City, New York. The property is located in
Manhattan's Grand Central District, which is bounded by 32nd Street to the south, 47th and 49th Streets to the north and runs east/west between Fifth
Avenue and the FDR Drive. The Grand Central District contains a number of historical office buildings and architectural landmarks that include the New
York Public Library, the Chrysler Building, and the United Nations. The property is located in close proximity to Grand Central Station, providing direct access to Metro North, and the 42nd Street (Times Square) subway station, which services all parts of Manhattan and the outer boroughs through a network of 12 subway lines.

According to REIS, as of the Fourth Quarter of 2005, the Manhattan office market contained an inventory of approximately 352.7 million square feet of space within 1,357 buildings. The overall market vacancy was 9.4% with average asking rents of $44.27 per square foot and positive net absorption of 656,000 square feet. According to REIS estimates, the market vacancy rate and average rents are projected to improve to 8.0% and $53.37 per square foot, respectively, with positive net absorption of approximately 3.0 million square feet by 2010. The
Manhattan Class A office inventory contained approximately 188.8 million square feet with a vacancy rate of 9.1% and average asking rents of $53.37 per square foot.

The property is located in the Grand Central submarket, which according to REIS, contained an inventory of approximately 109.0 million square feet of office space within 392 buildings during the Fourth Quarter of 2005. The submarket vacancy rate was 8.0%, which represents a 1.5% decrease from the Fourth Quarter of 2004, with average asking rents of $49.51 per square foot. According to REIS estimates, the submarket vacancy rate and average asking rents are projected to improve to 7.5% and $59.99 per square foot, respectively, by 2010. The Grand
Central submarket contained approximately 65.2 million square feet of Class A office space with a vacancy rate of 7.3% and average asking rents of $57.15 per square foot.

As of year-end 2005, the population within a 1-,3- and 5-mile radius of the property was 175,264, 1,194,069 and 2,534,064, respectively. The median household income within the same radii was $69,703, $62,120 and $47,917, respectively.

PROPERTY MANAGEMENT. The property is managed by Wallack Management Company,
Inc., a full service real estate management firm, which contains a portfolio of approximately 55 residential and commercial properties located in New York City.

(1)   Certain information was obtained from the 510 Fifth Avenue appraisal dated
      January 1, 2006.

                                    70 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                                510 FIFTH AVENUE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE ROLLOVER SCHEDULE
              NUMBER      SQUARE      % OF                                     CUMULATIVE   CUMULATIVE    CUMULATIVE    CUMULATIVE
             OF LEASES     FEET        GLA       BASE RENT     % OF BASE      SQUARE FEET    % OF GLA     BASE RENT   % OF BASE RENT
YEAR         EXPIRING    EXPIRING   EXPIRING     EXPIRING    RENT EXPIRING      EXPIRING     EXPIRING      EXPIRING      EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

VACANT         N/A             0        0.0%           N/A        N/A                 0         0.0%             N/A        N/A
2006 & MTM       0             0        0.0             $0        0.0%                0         0.0%              $0        0.0%
2007             1        20,127       32.9        969,707       23.4            20,127        32.9%        $969,707       23.4%
2008             0             0        0.0              0        0.0            20,127        32.9%        $969,707       23.4%
2009             0             0        0.0              0        0.0            20,127        32.9%        $969,707       23.4%
2010             1        18,257       29.9      1,875,610       45.2            38,384        62.8%      $2,845,317       68.6%
2011             0             0        0.0              0        0.0            38,384        62.8%      $2,845,317       68.6%
2012             0             0        0.0              0        0.0            38,384        62.8%      $2,845,317       68.6%
2013             0             0        0.0              0        0.0            38,384        62.8%      $2,845,317       68.6%
2014             0             0        0.0              0        0.0            38,384        62.8%      $2,845,317       68.6%
2015             0             0        0.0              0        0.0            38,384        62.8%      $2,845,317       68.6%
2016             2        22,775       37.2      1,300,500       31.4            61,159       100.0%      $4,145,817      100.0%
AFTER            0             0        0.0              0        0.0            61,159       100.0%      $4,145,817      100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL            4        61,159      100.0%    $4,145,817      100.0%
------------------------------------------------------------------------------------------------------------------------------------

                                    71 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                                510 FIFTH AVENUE
--------------------------------------------------------------------------------

              [MAP INDICATING LOCATION OF 510 FIFTH AVENUE OMITTED]

                                    72 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    73 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                                 CONCORD COMMONS
--------------------------------------------------------------------------------

                      [2 PHOTOS OF CONCORD COMMONS OMITTED]

                                    74 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                                 CONCORD COMMONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:               $31,200,000
CUT-OFF DATE PRINCIPAL BALANCE:           $31,200,000
% OF POOL BY IPB:                         1.1%
LOAN SELLER:                              JPMorgan Chase Bank, N.A.
BORROWER:                                 Concord Commons, LLC
SPONSOR:                                  Daniel Halberstein,
                                          Alex Halberstein
ORIGINATION DATE:                         12/01/05
INTEREST RATE:                            5.256000%
INTEREST-ONLY PERIOD:                     60 months
MATURITY DATE:                            12/01/15
AMORTIZATION TYPE:                        Balloon
ORIGINAL AMORTIZATION:                    360 months
REMAINING AMORTIZATION:                   360 months
CALL PROTECTION:                          L(24),Def(89),O(4)
CROSS COLLATERALIZATION:                  No
LOCK BOX:                                 No
ADDITIONAL DEBT:                          No
ADDITIONAL DEBT TYPE:                     N/A
LOAN PURPOSE:                             Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                              INITIAL             MONTHLY
                                            ------------------------------------
TAXES:                                          $29,355            $7,339
INSURANCE:                                      $10,472            $4,819
CAPEX:                                               $0                $0
TI/LC:                                               $0                $0
OTHER:                                       $1,500,000(1)            N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                   Single Asset
TITLE:                                    Fee
PROPERTY TYPE:                            Retail - Anchored
SQUARE FOOTAGE:                           306,250
LOCATION:                                 Concord, NC
YEAR BUILT:                               2000
OCCUPANCY:                                96.0%
OCCUPANCY DATE:                           10/19/05
NUMBER OF TENANTS:                        24
HISTORICAL NOI:
    2003:                                 $2,462,158
    2004:                                 $2,575,249
   TTM AS OF 09/30/05                     $2,665,961
UW REVENUES:                              $2,945,746
UW EXPENSES:                              $381,886
UW NOI:                                   $2,563,860
UW NET CASH FLOW:                         $2,512,257
APPRAISED VALUE:                          $39,000,000
APPRAISAL DATE:                           10/15/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                     $102
CUT-OFF DATE LTV:                         80.0%
MATURITY DATE LTV:                        74.1%
UW DSCR:                                  1.21x
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                      SIGNIFICANT TENANTS
                                                                          LEASE
                   MOODY'S/      SQUARE                   BASE RENT     EXPIRATION
TENANT NAME         S&P(2)        FEET      % OF GLA         PSF           YEAR       SALES PSF
-----------------------------------------------------------------------------------------------

WAL-MART            Aa2/AA      203,750       66.5%         $6.12          2020          N/A
GOODY'S                          30,000        9.8%         $8.50          2010         $108
FASHION BUG         B2/BB-        8,000        2.6%        $13.00          2007         $ 86
-----------------------------------------------------------------------------------------------

(1)   A letter of credit will be in place until the property reaches an economic vacancy of 4.5% and supports a 1.20x debt service coverage ratio assuming a 30 year amortization.

(2)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

                                    75 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                                 CONCORD COMMONS
--------------------------------------------------------------------------------

THE LOAN. The Concord Commons mortgage loan is secured by a fee interest in a
306,250 square foot anchored retail center located in Concord, North Carolina.

THE BORROWER. The borrowing entity is Concord Commons, LLC, a special purpose entity formed for the purpose of acquiring the property. The loan is guaranteed by Daniel and Alex Halberstein, both experienced commercial real estate owners and developers. Alex Halberstein has been involved with various real estate and business endeavors in the United States and South America for almost 50 years.
Daniel Halberstein, through his companies Alda Construction and Triarch
Development, has designed, developed, and managed several retail projects in both Florida and Georgia.

THE PROPERTY. Concord Commons is a 306,250 square foot Class A anchored retail center consisting of four 1-story buildings located on approximately 31 acres of land in Concord, North Carolina. The property was constructed in 2000 and is approximately 96% occupied by 24 tenants. Average rent for in-line tenants is approximately $18.00 per square foot for standard-sized space and approximately
$14.18 per square foot for larger space on a triple-net basis. The retail center is anchored by a Wal-Mart Supercenter, and approximately 85% of the center's gross leasable area is occupied by national tenants including Goody's, Fashion
Bug, Dollar Tree, GNC and Radio Shack.

Wal-Mart Stores, Inc. ("Wal-Mart") (NYSE: WMT) is the world's largest retailer, with more than 6,200 stores operating internationally with locations in the US,
Canada, Mexico, Asia, Europe and South America. Wal-Mart occupies approximately
203,750 square feet of space at a rate of $6.12 per square foot on a triple-net basis and its lease expires in January 2020.

Goody's Family Clothing, Inc (NYSE: GDYS) operates nearly 360 small department stores in 20 states, primarily in the southeastern and midwestern United States.
Goody's occupies approximately 30,000 square feet at a rate of $8.50 per square foot on a triple-net basis and its lease expires in April 2010.

THE MARKET(1). Concord Commons is located on the southern side of Concord
Parkway in the City of Concord, in southwest Cabarrus County, North Carolina, approximately 20 miles northeast of the Charlotte central business district.
Primary access to the property is provided by Interstate 85, which connects the area with the Charlotte and Greensboro metropolitan statistical areas. Highway
29 is a 4 lane corridor in Concord providing direct access to the p roperty. The
Cabarrus County submarket contains approximately 5,701,975 square feet of existing retail space with an average occupancy rate of 95.6% and average asking rent of $17.30 per square foot. The strong submarket performance is generally attributable to a substantial amount of Class A properties, many of which are associated with the Concord Mills area. The center also benefits from its location between the Carolina Mall, Concord Mills Mall, and Lowe's Motor
Speedway. New retail construction is expected to be minimal over the next two years.

The population within a 3-, 5- and 10-mile radius of the property is 37,009,
76,184 and 214,064 persons, respectively. The average household income within a
3-, 5- and 10- mile radius of the property is $61,699, $64,704 and $68,931 respectively. The population within a 3-mile radius has grown approximately 6.6%
from 2000 to 2005.

PROPERTY MANAGEMENT. The property is managed by Trade Consulting International,
Inc. ("Trade Consulting"). Formed in 1994 as a management consulting and international trade finance firm, Trade Consulting now also focuses on commercial retail property management. Trade Consulting manages six retail properties totaling over 700,000 square feet with a value exceeding $120 million.

(1)   Certain information was obtained from the Concord Commons appraisal dated
      October 15, 2005.

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE ROLLOVER SCHEDULE
              NUMBER      SQUARE      % OF                                     CUMULATIVE   CUMULATIVE    CUMULATIVE    CUMULATIVE
             OF LEASES     FEET        GLA       BASE RENT     % OF BASE      SQUARE FEET    % OF GLA     BASE RENT   % OF BASE RENT
YEAR         EXPIRING    EXPIRING   EXPIRING     EXPIRING    RENT EXPIRING      EXPIRING     EXPIRING      EXPIRING      EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

VACANT         NAP         12,400     4.0%          NAP           NAP            12,400         4.0%          NAP          NAP
2006 & MTM       3         11,600     3.8         $154,344        6.4%           24,000         7.8%        $154,344       6.4%
2007             7         21,600     7.1          307,610       12.7            45,600        14.9%        $461,955      19.0%
2008             4          5,200     1.7           99,958        4.1            50,800        16.6%        $561,913      23.2%
2009             1          2,300     0.8           42,324        1.7            53,100        17.3%        $604,237      24.9%
2010             8         49,400    16.1          565,094       23.7           102,500        33.5%      $1,169,330      48.6%
2011             0              0     0.0                0        0.0           102,500        33.5%      $1,169,330      48.6%
2012             0              0     0.0                0        0.0           102,500        33.5%      $1,169,330      48.6%
2013             0              0     0.0                0        0.0           102,500        33.5%      $1,169,330      48.6%
2014             0              0     0.0                0        0.0           102,500        33.5%      $1,169,330      48.6%
2015             0              0     0.0                0        0.0           102,500        33.5%      $1,169,330      48.6%
2016             0              0     0.0                0        0.0           102,500        33.5%      $1,169,330      48.6%
AFTER            1        203,750    66.5        1,246,950       51.4           306,250       100.0%      $2,426,280     100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL           24        306,250   100.0%      $2,426,280      100.0%
------------------------------------------------------------------------------------------------------------------------------------

                                    76 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                                 CONCORD COMMONS
--------------------------------------------------------------------------------

              [MAP INDICATING LOCATION OF CONCORD COMMONS OMITTED]

                                    77 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                                 CONCORD COMMONS
--------------------------------------------------------------------------------

                     [SITE PLAN OF CONCORD COMMONS OMITTED]

                                    78 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    79 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                         SAN ANTONIO MARRIOTT NORTHWEST
--------------------------------------------------------------------------------

              [2 PHOTOS OF SAN ANTONIO MARRIOTT NORTHWEST OMITTED]
       [MAP INDICATING LOCATION OF SAN ANTONIO MARRIOTT NORTHWEST OMITTED]

                                    80 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                         SAN ANTONIO MARRIOTT NORTHWEST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:               $28,000,000
CUT-OFF DATE PRINCIPAL BALANCE:           $27,913,936
% OF POOL BY IPB:                         1.0%
LOAN SELLER:                              CIBC Inc.
BORROWER:                                 San Antonio CP, Ltd.
SPONSOR:                                  Columbia Sussex Corporation
ORIGINATION DATE:                         11/15/05
INTEREST RATE:                            5.870000%
INTEREST-ONLY PERIOD:                     N/A
MATURITY DATE:                            12/01/15
AMORTIZATION TYPE:                        Balloon
ORIGINAL AMORTIZATION:                    360 months
REMAINING AMORTIZATION:                   357 months
CALL PROTECTION:                          L(24),Def(88),O(5)
CROSS COLLATERALIZATION:                  No
LOCK BOX:                                 Springing
ADDITIONAL DEBT:                          No
ADDITIONAL DEBT TYPE:                     N/A
LOAN PURPOSE:                             Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                              INITIAL            MONTHLY
                                            ------------------------------------
TAXES:                                          $86,639           $28,880
INSURANCE:                                      $17,826                $0
FF&E(1):                                        $32,437           $32,437
SEASONALITY RESERVE(2):                              $0                $0
CASH FLOW RESERVE(3):                                $0                $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                   Single Asset
TITLE:                                    Fee
PROPERTY TYPE:                            Hotel -- Full Service
ROOMS:                                    296
LOCATION:                                 San Antonio, TX
YEAR BUILT/RENOVATED:                     1985 / 1999
OCCUPANCY:                                58.6%
OCCUPANCY DATE:                           10/21/05
HISTORICAL NOI:
   2003:                                  $2,359,955
   2004:                                  $2,536,087
TTM AS OF 10/31/05                        $3,420,232
UW REVENUES:                              $10,046,443
UW EXPENSES:                              $6,489,728
UW NOI:                                   $3,556,715
UW NET CASH FLOW:                         $3,154,857
APPRAISED VALUE:                          $39,300,000
APPRAISAL DATE:                           09/30/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/ROOM:                   $94,304
CUT-OFF DATE LTV:                         71.0%
MATURITY DATE LTV:                        60.2%
UW DSCR:                                  1.59x
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                        HOTEL OPERATING HISTORY
                                                                       T-12 ENDING
                                   2003                2004              10/31/05          UNDERWRITTEN
-------------------------------------------------------------------------------------------------------

OCCUPANCY                             56.2%               52.7%               60.7%                62.0%
AVERAGE DAILY RATE (ADR)            $94.78             $101.51             $107.27              $109.00
REVPAR                              $53.29              $53.48              $65.16               $67.58
-------------------------------------------------------------------------------------------------------
REVENUE                         $7,995,511          $8,201,434          $9,736,461          $10,046,443
EXPENSES                        $5,635,556          $5,665,347          $6,316,229           $6,489,728
NOI                             $2,359,955          $2,536,087          $3,420,232           $3,556,715
FF&E                                    $0                  $0                  $0             $401,858
UW NET CASH FLOW                $2,359,955          $2,536,087          $3,420,232           $3,154,857
-------------------------------------------------------------------------------------------------------
OCCUPANCY PENETRATION                 81.1%(4)            73.8%(5)            78.4%(6)              N/A
ADR PENETRATION                      108.4%(4)           114.3%(5)           114.5%(6)              N/A
REVPAR PENETRATION                    87.9%(4)            84.4%(5)            89.8%(6)              N/A
-------------------------------------------------------------------------------------------------------

(1)   At closing, the lender required the borrower to make deposits into the
      FF&E reserve at a rate per annum equal to 4% of total revenue. In an event of default or a transfer of ownership such that the borrower is not controlled by the Columbia Sussex Corporation, the borrower will be required to make deposits into the FF&E reserve at a rate per annum equal to 5% of total revenues. At closing, Columbia Sussex Corporation guaranteed payment of all FF&E expenses.

(2)   On the payment date of each month from April through and including
      October, from and after the later to occur of (i) April 1, 2006 and (ii)
      either (A) an event of default or (B) the sale of the property to (and assumption of this loan by) a buyer that is not a qualified transferee (as defined in the mortgage), the borrower shall be required to make deposits into the seasonality reserve each year in an aggregate amount equal to 1/8 of the greater of (i) $350,000 or (ii) the sum of the monthly cash shortfall for each month during the four month period that ended on the last day of February of such calendar year (the "Adjusted Deposit
      Amount"); provided, however, that the deposit to the Seasonality Reserve on the Payment Date in April and May of any year shall be in an amount equal to the greater of (a) 1/8 of the Adjusted Deposit Amount for the prior calendar year and (b) $35,000 per month. On the Payment Date in
      November of each calendar year commencing in 2006, the borrower shall deposit an amount sufficient to cause the balance in the Seasonality
      Reserve to equal the then-applicable Adjusted Deposit Amount.

(3)   After such time as the Columbia Sussex Corporation is no longer in control of the borrower, at lender's option, any period commencing upon lender's determination that DSCR is less than 1.15x for two consecutive calendar quarters and continuing until DSCR is greater than or equal to 1.30x for two consecutive calendar quarters, the lender will institute a cash flow sweep.

(4)   Based on data for the trailing twelve months ending September 30, 2003.

(5)   Based on data for the trailing twelve months ending September 30, 2004.

(6)   Based on data for the trailing twelve months ending September 30, 2005.

                                    81 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                      THE MERIDIAN AT BRENTWOOD -- PHASE I
--------------------------------------------------------------------------------

            [2 PHOTOS OF THE MERIDIAN AT BRENTWOOD - PHASE I OMITTED]
    [MAP INDICATING LOCATION OF THE MERIDIAN AT BRENTWOOD - PHASE I OMITTED]

                                    82 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                      THE MERIDIAN AT BRENTWOOD -- PHASE I
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:               $27,000,000
CUT-OFF DATE PRINCIPAL BALANCE:           $27,000,000
% OF POOL BY IPB:                         1.0%
LOAN SELLER:                              JPMorgan Chase Bank, N.A.
BORROWER:                                 Eager Road Associates West, L.L.C.
SPONSOR:                                  Don C. Musick III, Alan R. Skop and
                                          Adolphus A. Busch IV
ORIGINATION DATE:                         12/06/05
INTEREST RATE:                            5.570000%
INTEREST-ONLY PERIOD:                     24 months
MATURITY DATE:                            01/01/16
AMORTIZATION TYPE:                        Balloon
ORIGINAL AMORTIZATION:                    360 months
REMAINING AMORTIZATION:                   360 months
CALL PROTECTION:                          L(24),Def(90),O(4)
CROSS COLLATERALIZATION:                  No
LOCK BOX:                                 Cash Management Agreement
ADDITIONAL DEBT:                          No
ADDITIONAL DEBT TYPE:                     N/A
LOAN PURPOSE:                             Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                              INITIAL            MONTHLY
                                            ------------------------------------
TAXES:                                          $38,395           $38,395
INSURANCE:                                      $12,274            $6,137
CAP EX:                                              $0              $599
TI/LC:                                               $0            $3,196
OTHER:                                               $0                $0(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                   Single Asset
TITLE:                                    Fee
PROPERTY TYPE:                            Retail - Anchored
SQUARE FOOTAGE:                           167,268
LOCATION:                                 Brentwood, MO
YEAR BUILT/RENOVATED:                     2003
OCCUPANCY:                                100%
OCCUPANCY DATE:                           10/20/05
NUMBER OF TENANTS:                        4
UW REVENUES:                              $3,462,706
UW EXPENSES:                              $1,187,881
UW NOI:                                   $2,274,825
UW NET CASH FLOW:                         $2,215,551
APPRAISED VALUE:                          $33,900,000
APPRAISAL DATE:                           03/01/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
  CUT-OFF DATE LOAN/SF:                   $161
  CUT-OFF DATE LTV:                       79.6%
  MATURITY DATE LTV:                      69.9%
  UW DSCR:                                1.20x
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                  SIGNIFICANT TENANTS
                                  MOODYS/       SQUARE         % OF       BASE RENT         SALES            LEASE
TENANT NAME                        S&P(2)        FEET           GLA         PSF              PSF        EXPIRATION YEAR
-----------------------------------------------------------------------------------------------------------------------

BJC HEALTHCARE                                 77,220           46.2%      $16.00             NAP            2015
BEST BUY                          NR/BBB       45,000           26.9%      $15.25            $632            2014
GART BROS. SPORTING GOODS                      37,868           22.6%      $18.00            $175            2014
EVERBANK                                        7,200           4.3%       $21.00             NAP            2012
-----------------------------------------------------------------------------------------------------------------------

(1)   In the event that Best Buy or BJC Healthcare does not renew its lease by
      September 30, 2013 and March 31, 2015, respectively, the lender will institute a cash flow sweep until Best Buy and/or BJC Healthcare, as applicable, renews its lease or the applicable space is re-tenanted on market terms.

(2)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

                                    83 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                                  KEYSTONE PARK
--------------------------------------------------------------------------------

                       [3 PHOTOS OF KEYSTONE PARK OMITTED]
               [MAP INDICATING LOCATION OF KEYSTONE PARK OMITTED]

                                    84 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                                  KEYSTONE PARK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:               $24,260,000
CUT-OFF DATE PRINCIPAL BALANCE:           $24,260,000
% OF POOL BY IPB:                         0.9%
LOAN SELLER:                              JPMorgan Chase Bank, N.A.
BORROWER:                                 Rancho Keystone Park, LLC
SPONSOR:                                  Michel Kucinski
ORIGINATION DATE:                         12/15/05
INTEREST RATE:                            5.605000%
INTEREST-ONLY PERIOD:                     60 months
MATURITY DATE:                            01/01/16
AMORTIZATION TYPE:                        Balloon
ORIGINAL AMORTIZATION:                    360 months
REMAINING AMORTIZATION:                   360 months
CALL PROTECTION:                          L(24),Def(90),O(4)
CROSS COLLATERALIZATION:                  No
LOCK BOX:                                 Cash Management Agreement
ADDITIONAL DEBT:                          No
ADDITIONAL DEBT TYPE:                     N/A
LOAN PURPOSE:                             Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                             INITIAL             MONTHLY
                                            ------------------------------------
TAXES:                                        $122,563            $61,281
INSURANCE:                                      $9,667             $2,417
CAP EX:                                             $0             $1,791
OTHER:                                        $520,000(1)              $0(2)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                   Single Asset
TITLE:                                    Fee
PROPERTY TYPE:                            Retail -- Anchored
SQUARE FOOTAGE:                           143,261
LOCATION:                                 Dallas, TX
YEAR BUILT/RENOVATED:                     1995/2003
OCCUPANCY:                                100.0%
OCCUPANCY DATE:                           12/12/05
NUMBER OF TENANTS:                        6
HISTORICAL NOI:
   2003:                                  $2,173,258
   2004:                                  $2,429,392
   TTM AS OF 12/31/05                     $2,192,550
UW REVENUES:                              $3,373,279
UW EXPENSES:                              $1,131,600
UW NOI:                                   $2,241,679
UW NET CASH FLOW:                         $2,090,226
APPRAISED VALUE:                          $31,000,000
APPRAISAL DATE:                           11/21/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                     $169
CUT-OFF DATE LTV:                         78.3%
MATURITY DATE LTV:                        72.8%
UW DSCR:                                  1.25x
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                           SIGNIFICANT TENANTS
                                                                                                 LEASE
                          MOODY'S/    SQUARE                  BASE RENT                        EXPIRATION
TENANT NAME               S&P(3)       FEET     % OF GLA         PSF           SALES PSF          YEAR
----------------------------------------------------------------------------------------------------------

LOEWS THEATRES            Baa1/A      72,039      50.3%         $17.33    $321,429/screen         2017
MICRO CENTER                          47,600      33.2%         $12.70                N/A         2010
RAZZOO'S CAJUN CAFE                    7,095       5.0%         $21.00               $424         2015
BONE DADDY'S                           5,937       4.1%         $33.00               $858         2018
----------------------------------------------------------------------------------------------------------

(1)   At origination, a holdback for improvements related to tenant expansions and/or reductions was taken for tenants Bone Daddy's ($100,000) and
      Razoo's ($420,000).

(2)   In the event that, among other things, Micro Center does not renew its lease, which expires on November 30, 2010, or either Micro Center or Loews
      Theatres goes dark or otherwise ceases operations on the property, a cash flow sweep will be triggered in an amount not to exceed the remaining loan balance.

(3)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

                                    85 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                            ESTANCIA AT MORNING STAR
--------------------------------------------------------------------------------

                 [2 PHOTOS OF ESTANCIA AT MORNING STAR OMITTED]
          [MAP INDICATING LOCATION OF ESTANCIA AT MORNING STAR OMITTED]

                                    86 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                            ESTANCIA AT MORNING STAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:               $22,800,000
CUT-OFF DATE PRINCIPAL BALANCE:           $22,800,000
% OF POOL BY IPB:                         0.8%
LOAN SELLER:                              JPMorgan Chase Bank, N.A.
BORROWER:                                 Estancia at Morningstar, L.P.
SPONSOR:                                  John F. Flournoy
ORIGINATION DATE:                         12/28/05
INTEREST RATE:                            5.680000%
INTEREST-ONLY PERIOD:                     36 months
MATURITY DATE:                            01/01/16
AMORTIZATION TYPE:                        Balloon
ORIGINAL AMORTIZATION:                    360 months
REMAINING AMORTIZATION:                   360 months
CALL PROTECTION:                          L(24),Def(90),O(4)
CROSS COLLATERALIZATION:                  No
LOCK BOX:                                 No
ADDITIONAL DEBT:                          No
ADDITIONAL DEBT TYPE:                     N/A
LOAN PURPOSE:                             Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                              INITIAL            MONTHLY
                                            ------------------------------------
TAXES:                                          $96,567           $48,283
INSURANCE:                                      $49,814            $7,116
CAP EX:                                              $0            $5,000
LOC:(2)                                        $800,000               N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                   Single Asset
TITLE:                                    Fee
PROPERTY TYPE:                            Multifamily
UNITS:                                    300
LOCATION:                                 The Colony, TX
YEAR BUILT:                               2003
OCCUPANCY:                                97.0%
OCCUPANCY DATE:                           11/28/05
HISTORICAL NOI:
   TTM AS OF 11/30/05                     $885,209
UW REVENUES:                              $3,310,076
UW EXPENSES:                              $1,355,704
UW NOI:                                   $1,954,372(1)
UW NET CASH FLOW:                         $1,894,372
APPRAISED VALUE:                          $30,100,000
APPRAISAL DATE:                           11/18/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/UNIT:                   $76,000
CUT-OFF DATE LTV:                         75.7%
MATURITY DATE LTV:                        68.0%
UW DSCR:                                  1.20x
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                               AVERAGE UNIT      % OF TOTAL       AVERAGE MONTHLY
UNIT MIX                   NO. OF UNITS        SQUARE FEET          UNITS           ASKING RENT
-------------------------------------------------------------------------------------------------

ONE-BEDROOM                      36                680               12.0%             $780
TWO-BEDROOM                     216              1,098               72.0             1,039
THREE-BEDROOM                    48               1292               16.0             1,270
-------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE          300              1,079              100.0%           $1,045
-------------------------------------------------------------------------------------------------

(1)   The property began leasing activity in late 2004 with the majority of leases commencing during the second half of 2005.

(2)   $800,000 letter of credit in place at origination. The letter of credit will be released upon receipt of a trailing 6 month financial statement showing NOI that supports a 1.20x debt service coverage ratio at the later of March 2007 or six months after the first certificate of occupancy is issued for the adjacent property.

                                    87 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

-------------------------------------------------------------------------------
                                DELOITTE BUILDING
--------------------------------------------------------------------------------

                     [2 PHOTOS OF DELOITTE BUILDING OMITTED]
             [MAP INDICATING LOCATION OF DELOITTE BUILDING OMITTED]

                                    88 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC14

--------------------------------------------------------------------------------
                                DELOITTE BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:               $22,500,000
CUT-OFF DATE PRINCIPAL BALANCE:           $22,500,000
% OF POOL BY IPB:                         0.8%
LOAN SELLER:                              CIBC Inc.
BORROWER:                                 St. Louis Financial Associates, LLC
SPONSOR:                                  HGGP Capital II, LLC
ORIGINATION DATE:                         11/30/05
INTEREST RATE:                            5.720000%
INTEREST-ONLY PERIOD:                     36 months
MATURITY DATE:                            12/01/12
AMORTIZATION TYPE:                        Balloon
ORIGINAL AMORTIZATION:                    360 months
REMAINING AMORTIZATION:                   360 months
CALL PROTECTION:                          L(24),Def(53),O(4)
CROSS COLLATERALIZATION:                  No
LOCK BOX:                                 Springing
ADDITIONAL DEBT:                          No
ADDITIONAL DEBT TYPE(1):                  Mezzanine Debt Permitted
LOAN PURPOSE:                             Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                              INITIAL            MONTHLY
                                            ------------------------------------
TAXES:                                          $86,914           $43,457
INSURANCE:                                      $34,574            $3,457
CAP EX:                                        $245,725                $0
TI/LC(2):                                    $2,307,083            $7,083
REQUIRED REPAIRS:                              $304,275                $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                   Single Asset
TITLE:                                    Fee
PROPERTY TYPE:                            Office -- CBD
SQUARE FOOTAGE:                           248,651
LOCATION:                                 St. Louis, MO
YEAR BUILT/RENOVATED:                     1986
OCCUPANCY:                                92.9%
OCCUPANCY DATE:                           11/29/05
NUMBER OF TENANTS:                        15
HISTORICAL NOI:
   2003:                                  $1,117,686
   2004:                                  $1,102,292
   TTM AS OF 9/30/05                      $1,661,662
UW REVENUES:                              $5,220,323
UW EXPENSES:                              $2,951,099
UW NOI:                                   $2,269,224
UW NET CASH FLOW:                         $1,971,448
APPRAISED VALUE:                          $28,500,000(3)
APPRAISAL DATE:                           10/19/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                     $90
CUT-OFF DATE LTV:                         78.9%
MATURITY DATE LTV:                        74.8%
UW DSCR:                                  1.26x
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                 SIGNIFICANT TENANTS
                                                                                                              LEASE
                                                                 MOODY'S/    SQUARE    % OF    BASE RENT    EXPIRATION
             TENANT NAME           PARENT COMPANY                 S&P(4)      FEET      GLA       PSF          YEAR
----------------------------------------------------------------------------------------------------------------------

DELOITTE & TOUCHE                  Deloitte & Touche                         40,347    16.2%    $18.50         2016
STINSON MORRISON HECKER LLP        Stinson Morrison Hecker LLP               29,513    11.9%    $20.50         2008
CHARLES L. CRANE AGENCY            Charles L. Crane                          29,142    11.5%    $17.00         2008
----------------------------------------------------------------------------------------------------------------------

(1)   The borrower is permitted to incur future mezzanine financing subject to the satisfaction of certain criteria, including a maximum LTV of 85.0% and a minimum DSCR of 1.15x on the total outstanding debt balance.

(2)   At origination, the borrower deposited $2,300,000 into the TI/LC reserve with contractual TI/LC collections of $7,083/month ($85,000/year). As of the date that is one-year prior to loan maturity, the lender shall not make any disbursements from the TI/LC reserve that would reduce the balance of the reserve below $300,000. Further, if the balance of the
      TI/LC reserve is below $215,000 on the date that is one-year prior to loan maturity, then contractual monthly TI/LC deposits shall be increased to an amount equal to 1/12th of the excess of $300,000 over the then-current balance of the TI/LC reserve.

(3)   Represents the "As-Stablized" appraised value dated 8/1/07. The "As-Is"
      Appraisal value equals $26,700,000.

(4)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

                                    89 of 89

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.